UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

HERON THERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION

HERON THERAPEUTICS, INC.

Notice of 2026 Annual Meeting of Stockholders to Be Held on June 11, 2026

To the Stockholders of Heron Therapeutics, Inc.:

The 2026 Annual Meeting of Stockholders of Heron Therapeutics, Inc., a Delaware corporation ("Heron," "Company," "we," "us" and "our"), will be held on June 11, 2026 at 9:00 a.m. Eastern Time exclusively by means of remote communication via the Internet at www.virtualshareholdermeeting.com/HRTX2026, or at any adjournments or postponements thereof (the "Annual Meeting"), for the following purposes, as more fully described in the enclosed Proxy Statement:

1.
To elect seven director nominees named in the enclosed Proxy Statement to serve until the 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier death, resignation or removal;
2.
To ratify the appointment of Withum Smith+Brown, PC ("Withum") as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
3.
To approve, on a nonbinding advisory basis, compensation paid to our Named Executive Officers for the fiscal year ended December 31, 2025;
4.
To approve the amendment and restatement of the Company's 2007 Amended and Restated Equity Incentive Plan (the "Restated 2007 Plan"), to, among other things, increase the number of shares of common stock authorized for issuance thereunder by an additional 16,560,000 shares;
5.
To amend the Company's 1997 Employee Stock Purchase Plan, as amended (the "ESPP"), to increase the number of shares of common stock authorized for issuance thereunder by an additional 10,000,000 shares;
6.
To ratify, on a nonbinding advisory basis, the adoption of the Tax Benefits Preservation Plan; and
7.
To transact such other business as may properly come before the Annual Meeting or any postponement or adjournments thereof.

Stockholders will be able to attend the Annual Meeting, vote electronically and submit questions during the Annual Meeting, all by visiting www.virtualshareholdermeeting.com/HRTX2026. To participate in the Annual Meeting, stockholders of record will need the 16-digit control number included on their Notice of Internet Availability of Proxy Materials (the "Notice") or, if they elected to receive proxy materials by mail, their proxy card. If your shares are held in "street name" and your voting instruction form indicates that you may vote those shares through the http://www.proxyvote.com website, then you may access, participate in, and vote electronically during the Annual Meeting with the 16-digit access code indicated on that voting instruction form. Otherwise, stockholders who hold their shares in street name should contact their broker, bank, or other nominee (preferably at least five days before the Annual Meeting) and obtain a "legal proxy" in order to be able to attend, participate in, or vote at the Annual Meeting. The Annual Meeting will begin promptly at 9:00 a.m. Eastern Time. We encourage you to access the Annual Meeting webcast prior to the start time. Online check-in will begin at 8:45 a.m. Eastern Time, and you should allow ample time for the check-in procedures.

Only stockholders of record at the close of business on April 14, 2026 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Ira Duarte

Cary, North Carolina
April 30, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 11, 2026:

The 2026 Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2025 are available at: http://www.proxyvote.com.

YOUR VOTE IS IMPORTANT

You are cordially invited to attend the Annual Meeting. Instructions on how to attend, participate in and vote at the Annual Meeting and demonstrate proof of stock ownership are included in the enclosed Proxy Statement and posted at http://www.virtualshareholdermeeting.com/HRTX2026. The webcast of the Annual Meeting will be archived for one year after the date of the Annual Meeting at www.virtualshareholdermeeting.com/HRTX2026. You will not be able to attend the Annual Meeting other than by means of remote communication. Whether or not you expect to virtually attend the Annual Meeting, you are urged to cast your vote as soon as possible. You may vote your shares via the Internet or via a toll-free telephone number by following the instructions on the Notice or, if you elected to receive proxy materials by mail, your proxy card or the voting instruction card you received from your broker, bank, or other nominee, as applicable. In addition, you can also vote by mail by following the instructions on the proxy card or the voting instruction card. Submitting a proxy or voting instruction card will not prevent you from attending the Annual Meeting and voting electronically, if you so desire. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you may also submit voting instructions to your broker, bank or other nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail. Please refer to information from your bank, broker, or other nominee on how to submit voting instructions.

HERON THERAPEUTICS, INC.

25 Fenton Main Street, Suite 300

Cary, NC 27511

(858) 251-4400

PROXY STATEMENT

2026 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS

Why have these proxy materials been made available to me?

The enclosed proxy is being solicited on behalf of our Board of Directors ("Board") for use at the Annual Meeting. The proxy materials, including the 2026 Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2025, will be made available online at http://www.proxyvote.com and the Notice will be mailed to stockholders on or about April 30, 2026. We encourage stockholders to vote well before the Annual Meeting, even if they plan to attend the Annual Meeting, using the methods described below and in the Notice or the proxy card you received. In addition, if you received copies of the proxy materials by mail, you can vote by mail by following the instructions on the proxy card. Stockholders who hold our shares in street name should refer to the voting instructions form provided by their broker, bank or other nominee for details on how to provide voting instructions to each person. For additional details, see "How can I vote at the Annual Meeting?" below.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 188,638,866 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If at the close of business on the Record Date, your shares were registered directly in your name, then you are a stockholder of record. As a stockholder of record, you may vote electronically during the Annual Meeting or via one of the methods described in the Notice or the proxy card you received. Whether or not you plan to attend the Annual Meeting, we urge you to vote well before the Annual Meeting to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee

If at the close of business on the Record Date, your shares were held, not in your name, but in an account at a brokerage firm, bank or other nominee, then you are the beneficial owner of shares held in street name, and the Notice will be forwarded to you by your broker, bank or other nominee. The broker, bank or other nominee holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account.

How can I attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you were a stockholder of record at the close of business on the Record Date or if you hold a valid proxy to vote at the Annual Meeting from a stockholder of record at the close of business on the Record Date.

We will be hosting the Annual Meeting solely by means of remote communication via the Internet. You will not be able to attend the Annual Meeting other than by means of remote communication. Any stockholder can listen to and participate in the Annual Meeting via the Internet at www.virtualshareholdermeeting.com/HRTX2026. Our Board annually considers the appropriate format of our annual meeting. Stockholders may, subject to the rules of procedure, submit questions and comments before and during the Annual Meeting, relating to the proposals before the Annual Meeting. Our rules of procedure will be made available at http://www.virtualshareholdermeeting.com/HRTX2026.

The Annual Meeting will begin promptly at 9:00 a.m. Eastern Time. We encourage you to access the Annual Meeting webcast prior to the start time. Online check-in will begin, and stockholders may begin submitting written questions, at approximately 8:45 a.m. Eastern Time, and you should allow ample time for the check-in procedures.

What do I need in order to be able to participate in the Annual Meeting?

In order to be able to vote your shares, view the list of our stockholders of record, or submit questions during the Annual Meeting, you will need the 16-digit control number included on your Notice or proxy card, as applicable, or included in the email to you if you received the proxy materials by email. If your shares are held in street name and your voting instruction form indicates that you may vote those shares through the http://www.proxyvote.com website, then you may access, participate in, and vote electrically during the Annual Meeting with the 16-digit access code indicated on that voting instruction form. Otherwise, stockholders who hold their shares in street name should contact their broker, bank, or other nominee (preferably at least five days before the Annual Meeting) and obtain a "legal proxy" in order to be able to attend, participate in, or vote electronically during the Annual Meeting. You will not be able to attend the Annual Meeting other than by means of remote communication. Instructions on how to connect to the Annual Meeting and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at http://www.virtualshareholdermeeting.com/HRTX2026. If you do not have your 16-digit control number, you will be able to access and listen to the Annual Meeting but you will not be able to vote your shares or submit questions during the Annual Meeting.

We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting webcast or submitting questions. If you encounter any difficulties accessing the Annual Meeting webcast during the check-in or meeting time, please call the technical support number that will be posted on http://www.virtualshareholdermeeting.com/HRTX2026.

What am I voting on?

There are five Company proposals scheduled for a vote at the Annual Meeting:

•
Proposal 1: To elect seven director nominees named in this Proxy Statement to serve until the 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier death, resignation or removal;
•
Proposal 2: To ratify the appointment of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
•
Proposal 3: To approve, on a nonbinding advisory basis, compensation paid to our Named Executive Officers for the fiscal year ended December 31, 2025;
•
Proposal 4: To approve the Restated 2007 Plan to, among other things, increase the number of shares of common stock authorized for issuance thereunder by an additional 16,560,000 shares;
•
Proposal 5: To amend the ESPP to increase the number of shares of common stock authorized for issuance thereunder by an additional 10,000,000 shares; and
•
Proposal 6: To ratify, on a nonbinding advisory basis, the adoption of the Tax Benefits Preservation Plan.

What are the Board's recommendations?

The Board recommends that you vote your shares:

•
FOR the seven director nominees to serve until the 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier death, resignation, or removal;
•
FOR the ratification of the appointment of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
•
FOR the approval, on a nonbinding advisory basis, compensation paid to our Named Executive Officers during the fiscal year ended December 31, 2025;

•
FOR the amendment of the 2007 Plan to increase the number of shares of common stock authorized for issuance thereunder by an additional 16,560,000 shares;
•
FOR the amendment of the ESPP to increase the number of shares of common stock authorized for issuance thereunder by an additional 10,000,000 shares; and
•
FOR the ratification, on a nonbinding advisory basis, of the adoption of the Tax Benefits Preservation Plan.

What if another matter is properly brought before the Annual Meeting?

At this time, the Board knows of no other matters that will be presented for consideration at the Annual Meeting. However, if any other matter is properly brought before the Annual Meeting, it is the intention of the persons named in the proxy card as "proxies" to vote on those matters in accordance with their best judgment and in their discretion.

How can I vote at the Annual Meeting?

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

•
To vote during the Annual Meeting, see the instructions on how to vote while participating in the Annual Meeting via the Internet at http://www.virtualshareholdermeeting.com/HRTX2026.
•
To vote via the Internet, go to www.proxyvote.com, 24 hours per day, 7 days per week. You will need the 16-digit control number included on your Notice or proxy card, as applicable. Proxies submitted through the Internet must be received by 11:59 p.m. Eastern Time on June 10, 2026.
•
To vote by telephone, call toll free 1-800-690-6903, 24 hours per day, 7 days per week. You will need the 16-digit control number included on your Notice or proxy card, as applicable. Proxies submitted through the Internet must be received by 11:59 p.m. Eastern Time on June 10, 2026.
•
To vote using the proxy card, simply complete, sign and date the proxy card included with your proxy materials if you elected to receive proxy materials by mail and return your completed proxy card promptly in the envelope provided. If you return your signed and dated proxy card to us before the Annual Meeting with your voting selections, we will vote your shares as you direct. Except for votes cast for shares registered in the name of a broker, bank or other nominee (as described below), if you return your signed and dated proxy card to us before the Annual Meeting without your voting selections, proxies named in the proxy card will vote your shares in accordance with the Board's recommendations (as described above).

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee

If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, you should have received voting instructions with the Notice from that institution rather than from us. To ensure that your vote is counted, simply follow the instructions in the materials received from your broker, bank or other nominee to vote electronically during the Annual Meeting, via the Internet in advance of the Annual Meeting or by telephone or, if you received a proxy card by mail, complete, sign and return the proxy card.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers.

How many votes do I have?

On each matter to be voted on, you have one vote for each share of common stock you own as of the close of business on the Record Date. Stockholders do not have cumulative voting rights.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. In addition to the mailed Notice and proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other nominees for the cost of forwarding the Notice or proxy materials, as applicable, to beneficial owners.

What does it mean if I receive more than one set of materials?

If you receive more than one set of materials, your shares are registered in more than one name or are registered in different accounts. In order to vote all the shares you own, you must either sign and return all of the proxy cards or follow the instructions for any alternative voting procedures on each of the proxy cards or Notices you receive.

Can I revoke or change my vote after submitting my proxy?

Yes. You can revoke your proxy and change your vote at any time before the applicable vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of four ways:

•
you may submit another properly completed proxy with a later date;
•
you may vote again by Internet or telephone at a later time;
•
you may send a written notice that you are revoking your proxy to our Corporate Secretary at 25 Fenton Main Street, Suite 300, Cary, North Carolina, 27511; or
•
you may attend the Annual Meeting and vote electronically during the Annual Meeting (however, simply attending the Annual Meeting will not, by itself, revoke your proxy or change your vote).

If you hold your shares beneficially in street name, you may change your vote by submitting new voting instructions to your bank, broker or nominee following the instructions they provide.

The latest proxy vote that we receive from you or your brokerage firm, whether by Internet, telephone, submitting a new proxy card (date of signature on the proxy card to be used) or voting online by virtually attending the Annual Meeting, will be counted as your final vote.

How can I submit a proposal (including a director nomination) for next year's annual meeting?

Under the rules of the U.S. Securities and Exchange Commission ("SEC"), stockholders who wish to submit proposals for inclusion in the Proxy Statement for the 2027 Annual Meeting of Stockholders must submit such proposals to our Corporate Secretary so as to be received by us at 25 Fenton Main Street, Suite 300, Cary, North Carolina, 27511, by close of business on or before December 29, 2026 and must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

If a stockholder intends to make a director nomination or present a proposal for other business (other than pursuant to Rule 14a-8 under the Exchange Act) at the 2027 Annual Meeting of Stockholders, the stockholder must deliver written notice complying with our bylaws to our Corporate Secretary at the address provided above not earlier than February 11, 2027 and not later than March 12, 2027. Such nomination(s) or proposal(s) may or may not be included in the Proxy Statement. If the date of the 2027 Annual Meeting of Stockholders is more than 30 calendar days prior to, or more than 30 calendar days after, the anniversary of the 2026 Annual Meeting of Stockholders, then stockholder notice must be so delivered not later than the close of business on the later of: (i) the 90th calendar day prior to such annual meeting; or (ii) the 10th calendar day following the day on which public disclosure of the date of such meeting is first made. We also advise you to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

What are "broker non-votes"?

If your shares are held by your broker, bank or other nominee (that is, in street name), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker, bank or other nominee to vote your shares. If a beneficial owner of shares held in street name does not give instructions to his or her broker, bank or other nominee, such nominee has discretionary authority to vote such shares with respect to "routine" matters but does not have discretionary authority to vote such shares with respect to "non-routine" matters. For "non-routine" matters for which a broker, bank or other nominee does not have discretionary authority to vote a beneficial owner's shares, the un-voted shares are generally referred to and counted as "broker non-votes." The determination of whether a proposal is "routine" or "non-routine" is made pursuant to applicable stock exchange rules.

The election of directors ("Proposal 1"), the approval of the compensation paid to our Named Executive Officers ("Proposal 3"), the approval of the Restated 2007 Plan ("Proposal 4"), the amendment of the ESPP to increase the number of shares of common stock authorized for issuance ("Proposal 5"), and the ratification, on a nonbinding advisory basis, of the adoption of the Tax Benefits Preservation Plan ("Proposal 6") are considered as "non-routine" matters under applicable stock exchange rules. We therefore expect broker non-votes to exist in connection with Proposals 1, 3, 4, 5 and 6.

The ratification of the appointment of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2026 ("Proposal 2") is considered a "routine" matter under applicable rules. A broker or other nominee may generally vote on routine matters, so we do not expect there will be any broker non-votes with respect to Proposal 2.

How are votes counted and how many votes are needed to approve each proposal?

Votes will be counted by the Inspector of Elections appointed for the Annual Meeting. The following are the voting requirements for each proposal:

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Proposal 1: Director nominees shall be elected by a majority of the votes cast with respect to that director nominee, provided a quorum is established.
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Proposal 2: The proposal to ratify the appointment of Withum as our independent registered public accounting firm for the year ending December 31, 2026 requires the affirmative vote of a majority of the votes properly cast on the proposal, provided a quorum is established.
•
Proposal 3: The proposal to approve, on a nonbinding advisory basis, the compensation paid to our Named Executive Officers requires the affirmative vote of a majority of the votes properly cast on the proposal, provided a quorum is established.
•
Proposal 4: The proposal to approve the Restated 2007 Plan requires the affirmative vote of a majority of the votes properly cast on the proposal, provided a quorum is established.
•
Proposal 5: The proposal to amend our ESPP requires the affirmative vote of a majority of the votes properly cast on the proposal, provided a quorum is established.
•
Proposal 6: The proposal to ratify, on a nonbinding advisory basis, the adoption of the Tax Benefits Preservation Pan requires the affirmative vote of the majority of the votes properly cast on the proposal, provided a quorum is established.

There are no appraisal or dissenter's rights with respect to the matters to be acted upon at the Annual Meeting.

How are abstentions and broker non-votes treated?

Pursuant to our bylaws, broker non-votes and abstentions are counted for purposes of determining whether a quorum is present at the Annual Meeting. Pursuant to our bylaws and in accordance with Delaware law, broker non-votes are not counted as votes "cast" either "for" or "against" a director nominee (Proposal 1). Broker non-votes are excluded from votes "cast" and will have no effect on Proposals 1, 3, 4, 5, and 6. Broker non-votes are not expected to occur with respect to Proposal 2.

Abstentions will be counted as votes present and entitled to vote on the proposals considered at the Annual Meeting. Our bylaws provide that abstentions are not counted as votes "cast" either "for" or "against" a director nominee (Proposal 1) and that abstentions are excluded from votes "cast" on Proposals 2 through 6. Therefore, abstentions will have no effect on Proposals 1 through 6.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the shares issued and outstanding and entitled to vote at the Annual Meeting as of the close of business on the Record Date present at the Annual Meeting or represented by proxy. At the close of business on the Record Date, there were 188,638,866 shares outstanding and entitled to vote.

Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the presiding officer of the Annual Meeting may adjourn the Annual Meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced during the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended report on Form 8-K to publish the final results.

INFORMATION CONCERNING THE BOARD OF DIRECTORS

Certain information regarding each of our director nominees, including each nominee's age, experience, qualifications, attributes and skills that led the Board to conclude that the individual should serve on the Board and each nominee's principal occupation and directorships during the past five years, is set forth below:

Name	Age	Position	Director Since
Craig Collard	60	Chief Executive Officer and Director	2023
Tom Cusack	42	Director	2025
Sharmila Dissanaike, M.D., FACS, FCCM	51	Director	2021
Craig Johnson	64	Director	2014
Michael Kaseta	50	Director	2024
Adam Morgan	47	Chairman of the Board	2023
Christian Waage	59	Director	2016

Craig Collard has served as a director of Heron since February 2023 and as Chief Executive Officer since April 2023. Mr. Collard most recently served as the Chief Executive Officer of Veloxis Pharmaceutics A/S (now Veloxis Pharmaceuticals Inc., "Veloxis") before it was acquired by Asahi Kasei Corp, a transplant focused pharmaceutical company with its principal office in Cary, North Carolina, from 2015 to December 2021. Prior to joining Veloxis, Mr. Collard served as the Chief Executive Officer and the Chairman of the Board of Directors of Cornerstone Therapeutics, Inc., a pharmaceutical company ("Cornerstone"), from 2011 until it was acquired by Chiesi Farmaceutici S.p.A. ("Chiesi") in 2014. Mr. Collard also served as Cornerstone's Interim Chief Financial Officer, from 2010 to 2011, and as its President, from 2008 to 2011. Mr. Collard served as the Founder, President and Chief Executive Officer of Cornerstone BioPharma Inc. (formerly Cornerstone BioPharma Holdings, Ltd.), a pharmaceutical company, and as a member of its board of directors, from 2004 to 2008. Prior to that, Mr. Collard served as President and Chief Executive Officer of Carolina Pharmaceuticals, Inc., a specialty pharmaceutical company that he founded in 2003. Mr. Collard has served on the board of directors of TerrAscend Corp. (TSX: TSND), a North American cannabis operator based in Mississauga, Canada ("TerrAscend"), since December 2018. Mr. Collard previously served as a member of the board of directors of Sierra Oncology, Inc., a San Mateo, California-based late-stage biopharmaceutical company acquired by GlaxoSmithKline plc, from May 2020 to July 2022. He also served as Chairman of Opiant Pharmaceuticals, Inc., a specialty pharmaceutical company in Santa Monica, California developing therapies to treat substance and use disorders and drug overdose since October 2018 until it was acquired by Indivior on March 1, 2023. Mr. Collard holds a B.S. degree in engineering from the Southern College of Technology (now Southern Polytechnic State University). Mr. Collard was initially appointed as a director of the Company pursuant to a Cooperation Agreement, dated as of February 21, 2023 (the "2023 Cooperation Agreement"), by and between the Company, Rubric Capital Management LP and certain of its affiliates and Velan Capital Investment Management LP and certain of its affiliates, regarding changes to the composition of the Board and other related matters. The Board has concluded that Mr. Collard should serve as a director based on his experience in senior management, commercial operations, and as a director with other biotechnology and pharmaceutical companies.

Thomas Cusack has served as a director of Heron since October 2025. Mr. Cusack has more than 20 years of experience in investment management and corporate finance. Mr. Cusack is currently Managing Director & Portfolio Manager of Surevia Capital Management ("Surevia"), a privately held investment company. Previously, from 2011 to 2025, he served as a Managing Director of Starboard Value LP ("Starboard Value"), a leading New York-based investment fund with approximately $9 billion in assets under management known for its active approach to investing in public companies. In this capacity, Mr. Cusack played a central role in evaluating investment opportunities, developing new operating strategies, and working closely with boards and management teams to improve financial performance and corporate governance. Prior to his tenure at Starboard Value, from 2006 to 2011, he was an investment banker at Barclays Capital and Lehman Brothers focusing on Mergers and Acquisitions within the Technology, Media, and Telecom sectors. Mr. Cusack holds a B.S. in Finance and Accounting from the Leonard N. Stern School of Business at New York University.

Mr. Cusack was initially appointed as a director of the Company pursuant to a Cooperation Agreement, dated as of August 8, 2025, (the "2025 Cooperation Agreement"), by and between the Company and Rubric Capital Management LP, regarding changes to the composition of the Board and other related matters. The Board has concluded that Mr. Cusack should serve as a director based on extensive investment experience and operational background focused on healthcare and biotechnology sectors.

Sharmila Dissanaike, M.D., FACS, FCCM has served as a director of Heron since September 2021. Dr. Dissanaike is currently the Chair of Surgery at the University of New Mexico, Albuquerque, NM. Dr. Dissanaike was previously University Distinguished Professor and Peter C. Canizaro Chair of the Department of Surgery at Texas Tech University Health Sciences Center ("TTUHSC") since 2016. In addition, from 2015 to 2018, Dr. Dissanaike served as Interim Director of the Timothy J. Harnar Burn Center at University Medical Center in Lubbock, Texas ("UMC"). From 2014 to 2017, Dr. Dissanaike served as Trauma Medical Director of the John A. Griswold Level 1 Trauma Center at UMC. In January 2021, she was appointed to the Texas Medical Board by Governor Greg Abbott. Dr. Dissanaike is a clinically active trauma, burn and acute care surgeon who has won over 50 awards for clinical, academic and research excellence and service during her career. Dr. Dissanaike has published over 100 peer-reviewed scientific articles, in addition to numerous book chapters, peer-reviewed presentations and national and international invited lectureships. Dr. Dissanaike holds multiple national leadership and quality assurance roles including Chair of the American Burn Association Verification Committee, member of the American College of Surgeons Trauma Verification Committee and Committee on Trauma, and Board member of each of the American Burn Association and Southwestern Surgical Congress. She serves the American College of Surgeons as Governor and on the Committee for Ethics, the Advisory Council of Rural Surgery and Program Committee, highlighting her wide array of interests and longstanding dedication to advancing all aspects of surgical care. Dr. Dissanaike received her medical degree from the University of Sydney, Australia and her undergraduate degree from Methodist College in Colombo, Sri Lanka. Dr. Dissanaike completed her postgraduate medical training at the University of Washington at Harborview Medical Center, the Department of Surgery at TTUHSC, the Department of Surgery at Albert Einstein College of Medicine at Beth Israel Medical Center and the Department of Medicine at Inverclyde Hospital, National Health Service. The Board has concluded that Dr. Dissanaike should serve as a director based on her experience and achievements in surgical medicine.

Craig Johnson has served as a director of Heron since 2014. Craig Johnson has more than 30 years of experience serving in senior financial management roles and governing corporations, primarily in the biotechnology industry. He has served as a director of Aurina Pharmaceuticals Inc. since 2024. Mr. Johnson previously served as a director of Odonate, Inc. from 2017 to 2025, as a director of Mirati Therapeutics, Inc. from 2013 until its acquisition by Bristol Myers Squibb in 2024, and as a director of La Jolla Pharmaceutical Company from 2013 until its acquisition by Innoviva, Inc. in 2022. He served as a director of Decipher Biosciences, Inc. from 2015 to 2018, as a director of Adamis Pharmaceuticals Corporation from 2011 to 2014, and as a director of Ardea Biosciences, Inc. from 2008 until its acquisition by AstraZeneca PLC in 2012. Mr. Johnson served as Vice President and Chief Financial Officer of TorreyPines Therapeutics, Inc. from 2004 until its sale to Raptor Pharmaceuticals Corp. in 2009, and then as Vice President of a wholly owned subsidiary of Raptor Pharmaceutical Corp. from 2009 to 2010. From 1994 to 2004, he held various positions at MitoKor, Inc., concluding his service as Chief Financial Officer and Senior Vice President of Operations. Mr. Johnson practiced as a Certified Public Accountant with Price Waterhouse, and he received a B.B.A. degree in accounting from the University of Michigan-Dearborn. Our Board has concluded that Mr. Johnson should serve as a director based on his experience serving as a director of biotechnology companies and his expertise in financial management.

Michael Kaseta has served as a director of Heron since November 2024. He currently serves as the Chief Financial Officer and Chief Operating Officer of Liquidia Corporation, a biopharmaceutical company developing innovative therapies for patients with rare cardiopulmonary diseases ("Liquidia"). Prior to Liquidia, Mr. Kaseta served as the Chief Financial Officer at Aerami Therapeutics, Inc., a private biotech company focused on the development of improved therapies for the treatment of severe respiratory diseases, including pulmonary arterial hypertension, from January 2019 to November 2020. Previously, Mr. Kaseta served as the Chief Financial Officer at Aralez Pharmaceuticals, Inc., (Nasdaq: ARLZ) ("Aralez"), from March 2018 to January 2019. Mr. Kaseta previously served as Head of Finance and Interim Chief Financial Officer of Aralez from November 2017 until March 2018 and Corporate Controller of Aralez from September 2016 until November 2017. Prior to Aralez, Mr. Kaseta spent eleven years at Sanofi S.A. in a variety of financial roles, culminating in the Chief Financial Officer role at Sanofi North America, Global Services. In this role he managed a $10 billion business covering several product launches and more than 100 products across eight therapeutic areas. Mr. Kaseta holds a B.B.A degree in accounting from James Madison University, is a CPA (inactive) licensed in the state of New Jersey. Our Board has concluded that

Mr. Kaseta should serve as a director based on his experience serving in various financial roles and as a director of pharmaceutical and biotechnology companies.

Adam Morgan has served as a director of Heron since February 2023 and as Chairman of the Board since April 2023. Mr. Morgan has served as the Chief Investment Officer of Velan Capital Investment Management LP, a healthcare-dedicated investment firm based in Alpharetta, Georgia, since July 2020. Previously, Mr. Morgan served on the board of directors of Alimera Sciences, Inc. (formerly NASDAQ: ALIM), a biopharmaceutical company, from March 2023 until its merger with ANI Pharmaceuticals, Inc. in September 2024. Prior to that, Mr. Morgan served as Senior Analyst at Broadfin Capital, LLC, a healthcare dedicated investment firm based in New York, New York, where he covered the Biotech and Pharmaceutical sectors, from 2018 to June 2020, and as Senior Analyst at Iguana Healthcare Partners LLC, a healthcare-dedicated investment firm based in New York, New York, where he covered Medical Devices and Specialty Pharmaceuticals, from 2015 to 2018. Mr. Morgan also served as an Analyst at Pura Vida Investments, LLC, a healthcare-focused investment firm, where he covered global Medical Devices, from 2014 to 2015. Earlier in his career, Mr. Morgan served as a Research Associate at Cowen and Company (a subsidiary of Cowen Inc.), a financial services company, on the firm's Medical Supplies and Devices team, in 2014. Mr. Morgan received his B.S. in Chemistry from the University of Minnesota and his M.B.A. from the Carlson School of Management at the University of Minnesota.

Mr. Morgan was initially appointed as a director of the Company pursuant to the 2023 Cooperation Agreement. The Board has concluded that Mr. Morgan should serve as a director based on extensive investment experience and operational background focused on the healthcare and biotechnology sectors as well as his corporate governance expertise.

Christian Waage has served as a director of Heron since 2016. Mr. Waage has more than 15 years of regulatory, legal and financial transaction experience, primarily in the biotechnology industry. Mr. Waage currently serves as Executive Vice President, Technical Operations and Administration of Gossamer Bio, Inc. ("Gossamer Bio"), a publicly traded biotechnology company, and previously served as Gossamer Bio's Executive President and General Counsel from 2017 to 2024. From 2013 to 2016, Mr. Waage held various positions at Receptos, Inc., a wholly owned subsidiary of Celgene Corporation, most recently serving as Managing Director. Prior to its acquisition by Celgene Corporation in 2015, he served as Senior Vice President and General Counsel of Receptos, Inc. From 2012 through its acquisition by Vista Equity Partners Management, LLC in 2013, Mr. Waage served as Vice President, General Counsel and Corporate Secretary at Websense, Inc. From 2008 through its acquisition by AstraZeneca PLC in 2012, he served as Vice President, General Counsel and Corporate Secretary of Ardea Biosciences, Inc. Prior to 2008, Mr. Waage served as a partner at DLA Piper LLP. He received a J.D. degree from the University of San Diego School of Law and a B.A. degree in economics from the University of California, San Diego. The Board has concluded that Mr. Waage should serve as a director based on his experience in regulatory, legal and finance matters.

INFORMATION CONCERNING EXECUTIVE OFFICERS

Executive officers are elected by our Board and hold office until the earlier of their death, resignation, removal or the election and qualification of a successor.

Our executive officers and their ages and positions are as follows:

Name	Age	Position	Officer Since
Craig Collard	60	Chief Executive Officer and Director	2023
Ira Duarte	57	Executive Vice President, Chief Financial Officer	2023
William Forbes	64	Executive Vice President, Chief Development Officer	2023
Mark Hensley	43	Executive Vice President, Chief Operating Officer	2025

The background of Mr. Collard is described above under "Information Concerning the Board of Directors."

Ira Duarte joined Heron as Executive Vice President, Chief Financial Officer in June 2023. Ms. Duarte brings significant experience and expertise in financial leadership to Heron. Prior to joining Heron, Ms. Duarte served in financial leadership roles from 2016 to 2023, most recently as Chief Financial Officer at Veloxis. Prior to that, Ms. Duarte served as the Corporate Controller at BioDelivery Sciences, Inc. from 2014 to 2016, and from 2009 to 2014 she was Senior Director of Corporate Finance for Chiesi USA, Inc. and Director of Accounting and Financial Planning for Cornerstone, where she was a core member of the team that guided the sale of Cornerstone to Chiesi. Ms. Duarte previously held various roles from Staff to Senior Manager at Ernst & Young Global Limited. Ms. Duarte has served on the board of directors of TerrAscend since December 2022. Ms. Duarte is a Certified Public Accountant (inactive) and holds a B.S. degree in accounting from Florida Atlantic University.

William Forbes has served as our Executive Vice President, Chief Development Officer since June 2023. Dr. Forbes brings more than thirty years of pharmaceutical product development experience to Heron and has contributed to fourteen marketing approvals spanning a diverse range of therapeutic areas in the U.S. and European markets. Prior to joining Heron, Dr. Forbes served as the Chief Development Officer at Trevi Therapeutics, Inc. from 2021 to 2022. From 2016 to 2020, Dr. Forbes served as the President and CEO of Vivelix Pharmaceuticals, Ltd., where he was the founder and responsible for all strategic and operational aspects of the organization. Prior to that, Dr. Forbes served as the Chief Development Officer at Salix Pharmaceuticals, Inc. as the Head of Medical and R&D from 2005 to 2015. Earlier in his career, Dr. Forbes held various positions in clinical research and development at Metabasis Therapeutics, Inc., Otsuka America Pharmaceuticals, Inc., and Glaxo, Inc. Dr. Forbes has served on the board of directors of Beyond Air, Inc. (Nasdaq: XAIR), a clinical-stage medical device and biopharmaceutical company, since August 2018 and has served on the board of directors of Hallux, Inc., an innovative specialty pharmaceutical company, since November 2018. Dr. Forbes received his Doctor of Pharmacy degree from Creighton University, and he completed fellowships in cardiovascular research at Creighton Cardiac Center and in clinical research at Glaxo, Inc.

Mark Hensley has served as our Chief Operating Officer since April 2025. Mr. Hensley brings extensive leadership and operational experience to Heron. Prior to joining Heron, Mr. Hensley held several senior leadership roles at Veloxis, including serving as Chief Executive Officer from 2021 to 2024, and Chief Operating Officer and Chief Commercial Officer from 2018 to 2021. Earlier in his career, Mr. Hensley held positions of increasing responsibility at Cornerstone and Chiesi . Mr. Hensley holds a B.S. degree in biology, with a minor in chemistry from the University of North Texas.

There are no family relationships among any of our directors or executive officers.

CORPORATE GOVERNANCE

Our Board met nine times during the year ended December 31, 2025. Each then-serving director attended seventy-five percent (75%) or more of the meetings of the Board and of each committee on which he or she served during 2025. We have a policy of encouraging all directors to attend the Annual Meeting; one of the seven then- serving directors attended the 2025 Annual Meeting of Stockholders.

Board Independence

On an annual basis, the Board reviews the independence of all directors in light of each director's (or any family member's, if applicable) affiliations with the Company and members of management, as well as significant holdings of the Company's securities. The Board uses the definition of independence from The Nasdaq Stock Market ("Nasdaq") listing standards to assess independence of our directors. Our Board has determined that all Board members, other than Mr. Collard, are "independent directors" as defined by Nasdaq rules. Mr. Collard was deemed not to be independent under Nasdaq rules by virtue of his role as our Chief Executive Officer.

The Board has a standing Audit Committee (the "Audit Committee"), Compensation Committee (the "Compensation Committee"), and Nominating and Corporate Governance Committee (the "Governance Committee"). The Board has determined that all committee members are independent under applicable Nasdaq and SEC rules for committee memberships, and that each member of the Audit Committee also meets the additional independence criteria set forth in Rule 10A-3(b)(1) under the Exchange Act.

In addition to the Board-level standards for director independence, the directors who serve on the Audit Committee each satisfy standards established by Nasdaq and the SEC, as no member of the Audit Committee accepts directly or indirectly any consulting, advisory or other compensatory fee from the Company other than their director compensation, or otherwise has an affiliate relationship with the Company. Similarly, the members of the Compensation Committee each qualify as independent under Nasdaq standards. Under these standards, the Board considered that none of the members of the Compensation Committee accept directly or indirectly any consulting, advisory or other compensatory fee from the Company other than their director compensation, and that none have any affiliate relationships with the Company or other relationships that would impair the director's judgment as a member of the Compensation Committee.

Board Committees

The following table sets forth the current members of the Audit, Compensation and Governance Committees of the Board:

Name	Audit	Compensation	Governance
Craig Collard
Tom Cusack			X
Sharmila Dissanaike, M.D., FACS, FCCM		C	X
Craig Johnson	C	X
Michael Kaseta	X	X
Adam Morgan
Christian Waage	X		C
C: Chair of Committee X: Member of Committee

Audit Committee. The Audit Committee is composed of three directors: Messrs. Johnson, Kaseta, and Waage. Mr. Johnson serves as the Chair of the Audit Committee. The Audit Committee is responsible for appointing, overseeing and replacing, if necessary, our independent registered public accounting firm and for evaluating its work. The Audit Committee also assists the Board in overseeing the integrity of our financial statements and accounting and financial reporting processes, compliance with legal and regulatory requirements, the independent registered public accounting firm's qualifications and independence and the performance of the Company's independent registered public accounting firm and internal audit function. During 2025, the Audit Committee received written disclosures from and communicated with the independent registered public accounting firm; met with management and the independent registered public accounting firm to discuss our financial statements; met with the independent registered public accounting firm to discuss matters that may affect our financial statements; approved related-party transactions, if any; provided oversight of risk management, including oversight of cybersecurity risks and risks related to environmental, social and governance matters; and approved professional services provided to us by the independent public accountants. The Audit Committee, together with the Board, was also responsible for reviewing our plans for providing appropriate financial resources to sustain our operations, including review of our strategic corporate plan and annual operating budget. The Board has determined that, during 2025, each then-serving member of the Audit Committee satisfied applicable independence standards promulgated by Nasdaq and the SEC, and the Board has determined that Messrs. Johnson and Kaseta each qualify as an "audit committee financial expert" (as the SEC has defined such term in Item 407 of Regulation S-K). We have adopted an Audit Committee charter, which is available at www.herontx.com. The Audit Committee met four times during the year ended December 31, 2025.

Compensation Committee. The Compensation Committee is composed of three directors: Dr. Dissanaike, Mr. Johnson, and Mr. Kaseta. Dr. Dissanaike serves as the Chair of the Compensation Committee. The Compensation Committee is responsible for overseeing the Company's compensation philosophy generally and advising the Board regarding the compensation of the Board, the Chief Executive Officer, and the other executive officers of the Company. The Compensation Committee seeks to align our compensation practices with sound fiscal policy and enable the Company to attract and motivate qualified and highly skilled personnel, and is responsible for overseeing the Company's management resources, succession planning, and management development activities. The Compensation Committee oversees the assessment of the risks related to the Company's compensation policies and programs applicable to officers and employees, and regularly reports to the Board on the results of this assessment. In 2025, the Compensation Committee administered our benefit and equity incentive plans, and made recommendations to the Board regarding the review and administration of all compensation arrangements for executive officers (including the Chief Executive Officer) and the review and establishment of general policies relating to the compensation and benefits of our officers and employees for the year ended December 31, 2025. The Compensation Committee also reviewed and approved corporate goals for our executive officers and evaluated their performance in light of these goals, and reviewed and made recommendations to the Board regarding the compensation paid to the non-employee directors. Subject to applicable laws, the Compensation Committee may form and delegate authority to subcommittees, each consisting of one or more of its members, with such powers as the Compensation Committee confers. The Board has determined that, during 2025, each then-serving member of the Compensation Committee satisfied applicable independence standards promulgated by Nasdaq and the SEC. We have adopted a Compensation Committee charter, which is available at www.herontx.com. The Compensation Committee met five times during the year ended December 31, 2025.

Governance Committee. The Governance Committee is composed of three directors: Mr. Cusack, Dr. Dissanaike, and Mr. Waage. Mr. Waage serves as the Chair of the Governance Committee. The Governance Committee is responsible for setting a process for identifying and evaluating nominees, assessing the qualifications, contributions and independence of incumbent directors, and recommending a slate of director nominees to be proposed by the Board to the stockholders (or any director nominees to be elected by the Board to fill interim vacancies), consistent with the criteria approved by the Board. The Governance Committee also is responsible for establishing and maintaining a policy under which the Company's stockholders may recommend a candidate to the Governance Committee for consideration for nomination as a director. Procedures for the consideration of director nominees recommended by stockholders are set forth below. In addition, the Governance Committee is responsible for overseeing succession planning for the Board and key leadership roles on the Board and its committees, as well as recommending directors for membership on Board committees. The Governance Committee also is responsible for reviewing and recommending updates to our Code of Ethics and Business Conduct as well as any written corporate governance guidelines. The Board has determined that, during 2025, all members of the Governance Committee satisfied applicable Nasdaq independence standards. We have adopted a Governance Committee charter, which is available at www.herontx.com. The Governance Committee met two times during the year ended December 31, 2025.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee during the year ended December 31, 2025, was, or has been at any time, one of our executive officers or employees or otherwise had a relationship requiring disclosure pursuant to Item 404 of Regulation S-K. During the year ended December 31, 2025, none of our executive officers served as a member of the board of directors or compensation committee of another entity, one of whose executive officers served on our Board or Compensation Committee.

Board Leadership Structure

Our bylaws provide our Board with the flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer to reflect the Company's evolving needs and strategy, changes in our Board's composition and leadership needs, as well as other factors, including the views of our stockholders and other stakeholders. Mr. Collard serves as our Chief Executive Officer, while Mr. Morgan serves as our Chairman of the Board. Our Board regularly reviews its leadership structure to evaluate whether the structure remains appropriate for the Company. Our Board has concluded that balance and varying experience and judgment are added to the leadership of the Board by having these two positions filled by different persons.

Involvement in Certain Legal Proceedings

During the past ten years none of the persons currently serving as executive officers and/or directors of the Company has been the subject matter of any legal proceedings that are required to be disclosed pursuant to Item 401(f) of Regulation S-K and there are no such legal proceedings believed to be contemplated by governmental authorities against any director or executive officer. Further, no executive officers, directors, beneficial owners of more than five percent of the Company's common stock, or any other actor mentioned in Item 103(c)(2) of Regulation S-K is a party adverse to the Company in a material proceeding or has a material interest adverse to the Company.

Director Nomination

Criteria for Board Membership

The Governance Committee is responsible for assessing the appropriate balance of experience, skills and other characteristics required of our directors. Nominees for director are selected based on their experience, knowledge, integrity, understanding of our business environment, specific skills and perspectives they may possess that are helpful to the Company and the willingness to devote adequate time to Board duties. The Governance Committee uses the same selection criteria regardless of whether the candidate has been recommended by a stockholder or identified by the Board. In selecting candidates to recommend to the Board for appointment or re-election to the Board, the Governance Committee considers the current composition of the Board and the attributes and capabilities of the current directors in order to achieve appropriate balance of experience, skills and other characteristics. The Governance Committee also considers potential independence under the rules of Nasdaq, with the additional objective that at least one director qualifies as an "audit committee financial expert" under the rules of the SEC. When evaluating a candidate for our Board, the Governance Committee does not assign specific weight to any of these factors, nor does the Governance Committee believe that all of the criteria must necessarily apply to every candidate. At minimum, a director's qualifications and attributes, in light of the above-mentioned criteria, are considered each time the director is nominated or re-nominated for Board membership.

The Board believes we are well served by our current directors who provide the Board with experience, skills and characteristics that the Board has determined meet its requirements with respect to experience, knowledge, integrity, understanding of our business environment, specific skills that are helpful to the Company and the willingness to devote adequate time to Board duties. The Board, following the recommendation of our Governance Committee, determined that the seven director nominees, are best-suited to continue to serve our needs, given our Company's current anticipated activities.

Board Diversity

While we do not have a formal written policy regarding diversity in identifying director candidates, the Company believes that a Board comprising directors with diverse backgrounds, experiences, skills and perspectives contributes to overall Board effectiveness and improves Board decision making. The Governance Committee is committed to continuing to enhance the Board's diversity by identifying potential director candidates with varied attributes and perspectives. Accordingly, the Governance Committee actively considers diversity in its development of the pool from which it identifies qualified director candidates who possess the experience and skills desired for our Board. The Governance Committee looks to incorporate diversity into the Board across a broad spectrum of factors, including skills, experiences, specific operational experience and viewpoints, as well as diversity of race, ethnicity, gender, sexuality, age or culture, all with a view to identify candidates that can assist the Board with the performance of its governance and oversight role, in light of the Company's strategy and evolving needs. The Governance Committee believes that our current Board reflects a diverse mix of directors on a number of these factors. The Governance Committee evaluates the diversity of the Board as part of the annual nomination process and assesses the effectiveness of its approach to Board diversity as part of the Board and committee evaluation process.

Stockholder Recommendations

It is the Governance Committee's policy, as described below, to consider written recommendations from stockholders for nominees for director. The Governance Committee considers persons recommended by our stockholders in the same manner as a nominee recommended by our Board members, management or a third-party executive search firm. Any such recommendations should be submitted to the Governance Committee, c/o the Corporate Secretary, and should include the following information: (i) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Exchange Act (including such person's written consent to being named in the Proxy Statement as a nominee and to serving as a director, if elected); (ii) the names and addresses of the stockholders making the nomination and the number of shares of our common stock which are owned beneficially and of record by such stockholders; and (iii) appropriate biographical information and a statement as to the qualification of the nominee. Stockholders seeking to recommend a prospective nominee should follow the procedures set forth in our bylaws as described under the heading "How can I submit a proposal (including a director nomination) for next year's annual meeting?" and "Communications with Directors". The Board did not receive any stockholder recommendations during the year ended December 31, 2025.

Process for Identifying and Evaluating Nominees

The Governance Committee considers recommendations for nominations from a variety of sources, including members of the Board, business contacts, community leaders and members of management, and by commissioning services of an independent search firm to help identify and assist in the evaluation of candidates. The Governance Committee's process for identifying and evaluating candidates is the same with respect to candidates recommended by members of the Board, management, stockholders, or others.

Oversight of Risk Management

Our Board is responsible for oversight of our risk management policies and procedures. We are exposed to a number of risks, including financial risks, strategic, operational and commercial risks and risks relating to regulatory and legal compliance. The Board will regularly discuss with management our major risk exposures and the steps management has taken to monitor and control such exposures, including the guidelines and policies to govern the process by which risk assessment and risk management are undertaken, and highlighting any new risks that may have arisen since they last met. The Board manages exposure risks within various areas including: (i) risks relating to our employment policies, executive compensation plans and arrangements; (ii) financial risks and taking appropriate actions to help ensure quality financial reporting and appropriately conservative investment practices; (iii) risks associated with the independence of the Board and potential conflicts of interest; (iv) commercial risks; (v) cybersecurity risks; and (vi) risks related to corporate responsibility matters. The Audit Committee reviews policies with respect to risk assessment and risk management and reviews with the Company's Chief Financial Officer, who would also consult with outside counsel as appropriate, any legal matter that could have a significant impact on the Company's financial statements. The Audit Committee also reviews policies with respect to the Company's major financial, compliance, information technology and cybersecurity risk exposures and the steps management has undertaken to control them and makes related recommendations to the Board.

Clawback Policy

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we maintain a compensation recovery policy ("Clawback Policy"), which provides that certain incentive compensation paid to any current or former executive officer, including our Named Executive Officers, will be subject to recoupment if (x) the incentive compensation was calculated based on financial statements that were required to be restated due to material noncompliance with financial reporting requirements, without regard to any fault or misconduct, and (y) that noncompliance resulted in overpayment of the incentive compensation within the three fiscal years preceding the fiscal year in which the restatement was required. Incentive compensation subject to the Clawback Policy consists of compensation that is granted, earned or vested based wholly or in part upon the attainment of a financial reporting measure (as defined in the rules implementing such requirement), including stock price and total shareholder return. Our Clawback Policy has been filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2025 as required by the rules and regulations of the SEC.

Insider Trading Policy and Anti-Hedging and Anti-Pledging Policy

We have adopted an Insider Trading Policy containing policies and procedures governing the purchase, sale and/or other dispositions of our securities by our directors, officers, employees and contractors/consultants, as well as their immediate family members. Such policies and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to us. Our Insider Trading Policy has been filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2025 as required by the rules and regulations of the SEC.

Our Insider Trading Policy also prohibits insiders, including our Named Executive Officers and directors, from engaging in speculative transactions involving the Company's securities, including short sales, puts, calls or other publicly traded options on the Company's common stock. Additionally, directors, officers, employees and contractors/consultants, as well as their immediate family members are prohibited from engaging in hedging, monetization transactions or similar arrangements involving the Company's securities, such as zero-cost collars and forward sale contracts, as well as holding the Company's securities in a margin account or pledging such securities as collateral to secure a loan.

Non-Employee Director Compensation

Our non-employee director compensation program is designed to attract, retain, and reward qualified non-employee directors and align the financial interests of non-employee directors with those of our shareholders. The program addresses the time, effort, expertise, and accountability required of active Board membership. Pursuant to this program, each non-employee member of our Board received the cash and equity compensation described below for fiscal 2025 Board service. We also reimbursed our non-employee directors for expenses incurred in connection with attending Board and committee meetings, assisting with other Company business, such as meeting with potential officer and director candidates, as well as continuing director education. Employee directors do not receive any compensation for their service as members of our Board.

Our Compensation Committee has the primary responsibility for reviewing the compensation paid to our non-employee directors and making recommendations for adjustments, as appropriate, to the full Board. In 2024, the Compensation Committee directed Compensia, Inc., its compensation consulting firm, to assist with an assessment of our Board compensation program as compared to the same peer group used for purposes of reviewing our 2024 executive compensation program. As part of the assessment, we increased the 2025 cash retainer for the Lead Independent Director from $25,000 to $35,000 to align with market norms. In addition to cash compensation, the use of stock option and restricted stock unit grants further enhances our non-employee Board members' long-term equity stake in the Company. In particular, because the realization of financial gain from stock option grants is conditioned on the continued increase of the price of the Company's common stock, the Company believes that stock option grants encourage our directors to engage in behaviors and implement initiatives that lead to long-term value creation that benefits all of the Company's stockholders.

Our currently effective Amended and Restated 2007 Equity Incentive Plan (the "2007 Plan") provides that the aggregate dollar value of cash compensation and equity awards (based on the grant date fair value of such awards) paid and granted during any calendar year to a non-employee director shall not exceed $750,000 (increased to $1,500,000 for the initial year of service on the Board).

The Board approved the following compensation for non-employee directors for 2025:

Cash Compensation(1)
Annual Board Cash Retainer	$50,000
Annual Lead Independent Director Cash Retainer	$35,000
Annual Audit Committee Chair Cash Retainer	$20,000
Annual Audit Committee Member Cash Retainer	$10,000
Annual Compensation Committee Chair Cash Retainer	$15,000
Annual Compensation Committee Member Cash Retainer	$7,500
Annual Nominating & Corporate Governance Committee Chair Cash Retainer	$10,000
Annual Nominating & Corporate Governance Committee Member Cash Retainer	$5,000

(1)
paid in quarterly installments, in arrears and prorated for partial year of service

Equity-Based Compensation (shares underlying awards)

The following table sets forth the types of and the shares covered by the annual equity awards granted to our continuing non-employee directors in January 2025 and the initial equity awards granted to Mr. Cusack when he joined the board in October 2025:

Board Grants	Shares (#)
Initial Option Award (1)	227,272
Initial Restricted Stock Unit Award (2)	37,879
Annual Option Award (3)	35,900
Annual Restricted Stock Unit Award (4)	17,950

(1)
Initial option awards are granted when a non-employee director joins the Board and vest and become exercisable monthly over a four-year period from the date of grant, generally subject to continued service through the vesting date.
(2)
Initial restricted stock units are granted when a non-employee director joins the Board and vest quarterly over a four-year period from the date of grant, generally subject to continued service through the vesting date.
(3)
Annual option awards vest and become exercisable monthly over a one-year period from the date of grant, generally subject to continued service through the vesting date.
(4)
Annual restricted stock units vest after one year from the date of grant, generally subject to continued service through the vesting date.

The following table sets forth information regarding total compensation for fiscal 2025 to each person who served as a non-employee director during fiscal 2025. Mr. Collard did not receive compensation for his service as a director in fiscal 2025. Mr. Collard's compensation for his services as an employee is discussed below.

2025 Director Compensation

Directors (5)	Fees Earned or Paid in Cash	Stock Awards (3), (4)	Option Awards (3), (4)	Total
Tom Cusack (1)	$10,258	$177,179	$41,667	$229,104
Sharmila Dissanaike, M.D., FACS, FCCM	$70,000	$43,629	$30,515	$144,144
Craig Johnson	$77,500	$43,629	$30,515	$151,644
Michael Kaseta	$61,325	$43,629	$30,515	$135,469
Adam Morgan	$85,556	$43,629	$30,515	$159,700
Susan Rodriguez (2)	$31,806	$43,629	$30,515	$105,950
Christian Waage	$70,000	$43,629	$30,515	$144,144

(1)
Mr. Cusack was appointed as a member of the Board effective October 27, 2025.
(2)
Ms. Rodriguez ceased service as a member of the Board effective June 12, 2025. Ms. Rodriguez's equity awards shown in the table above are no longer outstanding due to such termination of service.
(3)
These columns reflect the aggregate grant date fair value of equity awards granted in 2025 and calculated in accordance with FASB ASC Topic 718, excluding the effects of estimated forfeitures. The assumptions used are included in our Annual Report on Form 10-K for the year ended December 31, 2025.
(4)
Initial option awards vest monthly over a four-year period from the date of grant. Initial stock awards vest quarterly over a four-year period from the date of grant. Annual option awards vest monthly over a one-year period from the date of grant (which was January 31, 2025). Annual stock awards vest after one year from the date of grant (which was January 31, 2025). Mr. Cusack received his initial awards (which was granted on November 8, 2025) and did not receive annual awards. All the other non-employee directors received annual awards.
(5)
The aggregate number of shares subject to outstanding stock options held by each director listed in the table above as of December 31, 2025 was as follows: 227,272 shares for Mr. Cusack, 255,148 shares for Dr. Dissanaike, 372,648 shares for Mr. Johnson, 263,172 shares for Mr. Kaseta, 346,857 shares for Mr. Morgan, nil shares for Ms. Rodriguez and 330,923 shares for Mr. Waage.

In addition, the following shares subject to outstanding restricted stock units as of December 31, 2025 was as follows: 37,879 shares for Mr. Cusack, 17,950 shares for Dr. Dissanaike, 17,950 shares for Mr. Johnson, 46,359 shares for Mr. Kaseta, 17,950 shares for Mr. Morgan, nil shares for Ms. Rodriguez and 17,950 shares for Mr. Waage.

COMMUNICATIONS WITH DIRECTORS

Stockholders and other interested parties may communicate with the Board by sending a letter to Heron's Board of Directors, c/o Corporate Secretary, 25 Fenton Main Street, Suite 300, Cary, North Carolina, 27511. This will assist the Board in reviewing and responding to stockholder communications in an appropriate manner. The name of any specific intended Board recipient should be noted in the communication. The Board has instructed the Corporate Secretary to forward such correspondence only to the intended recipients; however, the Board has also instructed the Corporate Secretary, prior to forwarding any correspondence, to review such correspondence and, in her discretion, not to forward certain items if they are deemed to be of a commercial or frivolous nature or otherwise inappropriate for the Board's consideration. In such cases, some of that correspondence may be forwarded elsewhere in the Company for review and possible response.

CODE OF ETHICS AND BUSINESS CONDUCT

We have adopted a Code of Ethics and Business Conduct that applies to our Principal Executive Officer, Principal Financial and Accounting Officer and to all of our other officers, directors and employees. The Code of Ethics and Business Conduct is available in the Corporate Governance section of the Investor Resources page on our website at www.herontx.com. To the extent permissible under SEC and Nasdaq rules, if we make any amendments to the Code of Ethics and Business Conduct or grant any waiver, including implicit waiver, from a provision of the Code of Ethics and Business Conduct to a director or executive officer, we intend to disclose the nature of such amendment or waiver in the manner set forth in the Code of Ethics and Business Conduct on our above-referenced website.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock, as of April 14, 2026 (except as otherwise noted below) by: (i) each person known to us to be the beneficial owner of more than five percent (5%) of the outstanding shares of our common stock; (ii) each of our directors and director nominees; (iii) each of our Named Executive Officers; and (iv) all current directors and executive officers, as a group. Unless otherwise indicated, the address of each of the named individuals is c/o Heron Therapeutics, Inc., 25 Fenton Main Street, Suite 300, Cary, NC 27511. The percentage of ownership is based on 188,638,866 shares of common stock issued and outstanding as of April 14, 2026. Beneficial ownership of shares is determined in accordance with the rules of the SEC. Shares of common stock issuable upon conversion, exercise or vesting, as applicable, of outstanding options, restricted stock units, warrants or underlying convertible notes, as the case may be, within sixty days of April 14, 2026 are deemed to be beneficially owned and outstanding for purposes of calculating the number of shares and the percentage ownership of the person holding such options, restricted stock units, warrants or convertible notes. Except as otherwise noted, to our knowledge, each person listed below has sole voting and investment power with respect to the shares shown.

Name and Address	Amount and Nature of Beneficial Ownership	Percent of Class
Greater than 5% Holders(1)
Rubric Capital Management LP(2) 155 East 44th St, Suite 1630 New York, New York 10017	30,046,828	15.93%
Clearline Capital, L.P. (3) 750 Lexington Avenue, 25th Floor New York, NY, 10022	12,235,239	6.49%
Subsidiaries or business divisions of Vanguard Group Inc. (4) 100 Vanguard Blvd. Malvern, Pennsylvania 19355	9,820,384	5.21%

Name	Title	Amount and Nature of Beneficial Ownership	Percentage of Class
Craig Collard(5)	Chief Executive Officer and Director	967,838	*
Tom Cusack(6)	Director	14,205	*
Sharmila Dissanaike, M.D. (7)	Director	87,180	*
Ira Duarte(8)	Chief Financial Officer	318,027	*
William Forbes(9)	Chief Development Officer	273,533	*
Mark Hensley(10)	Chief Operating Officer	272,187	*
Craig Johnson(11)	Director	83,770	*
Michael Kaseta(12)	Director	41,625	*
Adam Morgan(13)	Chairman of the Board	9,443,929	4.99%
Christian Waage(14)	Director	84,130	*
Current Executive Officers and Directors as a group (10 persons) (15)		11,586,424	6.10%

* Indicates ownership of less than one percent.

(1)
As applicable, the number of shares of common stock listed as owned by a beneficial holder relies on public filings by such beneficial holder and the number of shares of common stock reported as beneficially owned.
(2)
Based on information set forth in a Schedule 13D/A filed with the SEC on October 17, 2025 by Rubric Capital Management LP and David Rosen. Mr. Rosen is the Managing Member of Rubric Capital Management GP LLC, the general partner of Rubric Capital Management LP. The Schedule 13D/A indicates that Rubric Capital Management LP and David Rosen have shared voting and dispositive power with respect to 30,046,828 shares of common stock.
(3)
Based on information set forth in a Schedule 13G/A filed with the SEC on February 17, 2026 by Clearline Capital LP, Clearline Capital LLC, and Marc Majzner. Mr. Majzner is the Managing Member of Clearline Capital LLC, the limited partner of Clearline Capital LP. The Schedule 13G/A indicates that Clearline Capital LP, Clearline Capital LLC and Mr. Majzner have shared voting and dispositive power with respect to 12,235,239 shares of common stock.
(4)
Based on information set forth in a Schedule 13G/A filed with the SEC on January 30, 2026 by Vanguard Group Inc. ("Vanguard Group") reporting beneficial ownership of 9,820,384 shares of common stock. The Schedule 13G/A indicates that Vanguard Group has shared voting power with respect to 1,238,163 shares of common stock and shared dispositive power with respect to 9,820,384 shares of common stock. In a Schedule 13G/A filed on March 27, 2026, Vanguard Group reported that, following an internal realignment, Vanguard Group no longer beneficially owns such shares and that the Vanguard Group subsidiaries or business divisions that beneficially own such shares will be filing a Schedule 13G. The principal business address of Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
(5)
Consists of 638,785 shares of common stock, 226,572 shares of common stock underlying stock options exercisable within 60 days of April 14, 2026 and 102,481 shares of common stock underlying restricted stock units vesting within 60 days of April 14, 2026.
(6)
Consists of 2,367 shares of common stock, 9,470 shares of common stock underlying stock options exercisable within 60 days of April 14, 2026 and 2,368 shares of common stock underlying restricted stock units vesting within 60 days of April 14, 2026.
(7)
Consists of 87,180 shares of common stock, nil shares of common stock underlying stock options exercisable within 60 days of April 14, 2026 and nil shares of common stock underlying restricted stock units vesting within 60 days of April 14, 2026.
(8)
Consists of 212,002 shares of common stock, 64,422 shares of common stock underlying stock options exercisable within 60 days of April 14, 2026 and 41,603 shares of common stock underlying restricted stock units vesting within 60 days of April 14, 2026.
(9)
Consists of 181,773 shares of common stock, 51,982 shares of common stock underlying stock options exercisable within 60 days of April 14, 2026 and 39,838 shares of common stock underlying restricted stock units vesting within 60 days of April 14, 2026.
(10)
Consists of nil shares of common stock, 135,417 shares of common stock underlying stock options exercisable within 60 days of April 14, 2026 and 136,770 shares of common stock underlying restricted stock units vesting within 60 days of April 14, 2026.
(11)
Consists of 83,770 shares of common stock, nil shares underlying stock options exercisable within 60 days of April 14, 2026 and nil shares of common stock underlying restricted stock units vesting within 60 days of April 14, 2026.
(12)
Consists of 29,787 shares of common stock, 9,470 shares of common stock underlying stock options exercisable within 60 days of April 14, 2026 and 2,368 shares of common stock underlying restricted stock units vesting within 60 days of April 14, 2026.
(13)
Consists of (i) 8,753,290 shares held indirectly through Velan Capital Master Fund LP, (ii) 618,494 pre-funded warrants to purchase common stock held indirectly through Velan Capital Master Fund LP, (iii) 60,307 shares of common stock, (iv) 9,470 shares of common stock underlying stock options exercisable within 60 days of April 14, 2026 and (v) 2,368 shares of common stock underlying restricted stock units vesting within 60 days of April 14, 2026. In addition, Mr. Morgan holds (indirectly through Velan Capital Master Fund LP) pre-funded warrants to purchase 544,398 shares of common stock which are not exercisable within 60 days of April 14, 2026 and Series A Convertible Preferred Shares which would convert to 700,012 shares of common stock which are not exercisable within 60 day of April 14, 2026. Mr. Morgan is considered a beneficial owner of the shares held indirectly through Velan Capital Master Fund LP, as Mr. Morgan is a partner and Chief Investment Officer of Velan Capital.
(14)
Consists of 84,130 shares of common stock, nil shares of common stock underlying stock options exercisable within 60 days of April 14, 2026, and nil shares of common stock underlying restricted stock units vesting within 60 days of April 14, 2026.
(15)
Consists of 10,751,885 shares of common stock, 506,743 shares of common stock underlying stock options exercisable within 60 days of April 14, 2026 and 327,796 shares of common stock underlying restricted stock units vesting within 60 days of April 14, 2026.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Related Person Transactions Policies

Pursuant to our Code of Ethics and Business Conduct, our executive officers, directors and employees must disclose transactions involving actual or apparent conflicts of interest, such as related person transactions, to the Chairman of the Board. Additionally, the Audit Committee is responsible for review and approval of all related person transactions in which any officer, director or stockholder has a direct or indirect interest and would be required to be disclosed under Items 404(a) and 404(d) of Regulation S-K, and has written policies and procedures for reviewing, approving or ratifying any transaction required to be reported under Items 404(a) and 404(d) of Regulation S-K. In reviewing related person transactions, the Audit Committee evaluates any transaction in which the Company was or is to be a participant and the amount involved exceeds $120,000, since the beginning of the Company's last fiscal year, and in which the "related person" (as defined in Item 404(a) of Regulation S-K) had, or will have, a direct or indirect material interest. See "Executive Compensation" for a discussion of executive compensation and our named executive officers' employment agreements. The Audit Committee also will consider whether the proposed terms are at least as favorable to the Company as could be obtained from unaffiliated third parties and will confirm that there is a bona fide business purpose for the transaction. There were no related person transactions since January 1, 2024 that require disclosure under Item 404 of Regulation S-K, except as follows.

2025 Private Placement

On August 8, 2025, we entered into a securities purchase agreement with the purchasers party thereto, for a private placement of (i) 13,225,227 shares of common stock at a purchase price of $1.50 per share and (ii) 524,141 shares of Series A convertible preferred stock.

Upon shareholder approval in October 2025, 454,129 shares of Series A convertible preferred stock were converted to common stock, resulting in the issuance of 4,541,290 shares of common stock. The remaining 70,012 shares of Series A convertible preferred stock are subject to beneficial ownership limitations and thus did not convert to common stock as of December 31, 2025.

Rubric Capital Management, LP and its affiliates, which own greater than 10% of the outstanding common stock of the Company, participated in the 2025 Private Placement, purchasing 2,387,225 common stock and 94,610 shares of Series A convertible preferred stock, in exchange for $4,999,988 cash consideration.

Velan Capital Investment Management, LP, an affiliate of Adam Morgan, a member of our Board, participated in the 2025 Private Placement, purchasing 1,766,546 shares of common stock and 70,012 shares of Series A convertible preferred stock, in exchange for $3,699,999 cash consideration.

2031 Senior Unsecured Convertible Notes

On August 8, 2025, we entered into a note purchase agreement with a fund affiliated with Rubric Capital Management LP, for a private placement of $35.0 million aggregate principal amount of senior unsecured convertible notes due 2031 (the "2031 Convertible Notes"). We received an aggregate of $31.9 million, net of issuance costs and original issuance discount, from the issuance of the 2031 Convertible Notes.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following information describes the material elements of 2025 compensation awarded to, earned by, or paid to each of the following executive officers, who are referred to collectively as our "Named Executive Officers":

Craig Collard, Chief Executive Officer;

Ira Duarte, Executive Vice President, Chief Financial Officer;

Dr. William Forbes, Executive Vice President, Chief Development Officer; and

Mark Hensley, Executive Vice President, Chief Operating Officer

Executive Summary

Our Named Executive Officer compensation program is thoughtfully designed to attract, motivate and retain high-caliber executives who drive our success, to promote teamwork in a straightforward and effective way, and to emphasize the executives' shared responsibility for our overall success. We structure our Named Executive Officer compensation program to include significant performance metrics that are aligned with our business strategy and shareholder value creation.

Listed below are highlights of our fiscal 2025 Named Executive Officer compensation policies and practices:

WHAT WE DO
✓	Performance-based cash and equity incentive compensation
✓	Caps on performance-based cash and equity incentive compensation
✓	Significant portion of Named Executive Officer compensation at risk based on company performance
✓	Multi-year equity award vesting periods for equity awards, including four-year performance periods for performance-based equity awards
✓	One-year minimum vesting requirement under equity incentive plan, with limited exceptions
✓	Annual review and approval of our Named Executive Officer compensation program
✓	Annual compensation risk assessment
✓	Annual "Say On Pay" vote
✓	Clawback policy on certain cash and equity incentive compensation
✓	Independent compensation consultant engaged by the Compensation Committee
✓	100% independent directors on the Compensation Committee
✓	No perquisites

WHAT WE DON'T DO
×	No gross-ups for change of control related excise tax payments
×	No short sales, hedging, or transactions in derivative securities relating to our common stock
×	No strict benchmarking of Named Executive Officer compensation to a specific percentile of our compensation peer group
×	No pension benefits
×	No dividend payments on unvested awards
×	No 'repricing' of out-of-the-money stock options without shareholder approval
×	No incentivizing unnecessary or excessive risk taking
×	No employment agreements with Named Executive Officers that provide for a guaranteed term of employment

Say-On-Pay Vote

At our 2025 Annual Meeting, we held a Say-on-Pay (as defined below) vote on the compensation of our Named Executive Officers for fiscal 2024, which received the support of approximately 96% of the votes cast. This was higher than the Say-on-Pay vote support of approximately 83% of the votes cast at our 2024 Annual Meeting for the compensation of our Named Executive Officers for fiscal 2023. The Compensation Committee and our full Board took the Say-on-Pay vote outcome seriously when determining compensation for our Named Executive Officers in fiscal 2025.

Fiscal 2025 Named Executive Officer Compensation Program

Principles

The objectives of our Named Executive Officer compensation program are to:

•
Align the interests of Named Executive Officers with the long-term success of the business, our shareholders, and other stakeholders
•
Attract, develop, retain, and motivate Named Executive Officers to drive our business and financial performance
•
Link a significant amount of Named Executive Officer compensation to achievement of pre-established financial metrics and business goals that are directly tied to our overall business strategy

In evaluating the competitiveness of our Named Executive Officer compensation program, we compare it against the programs of peers in related industries at a similar stage of development and comparable financial profile. We also evaluate broader size-appropriate comparisons within the biotechnology and pharmaceutical industries. More information about our use of peer group data is provided below. Our compensation philosophy also recognizes the need for flexibility based on experience, scope of position, critical skills, and individual/corporate performance. We consider compensation data from our compensation peer group as one of several factors that informs our judgment of appropriate parameters for compensation levels. We do not strictly benchmark compensation to a specific percentile of our compensation peer group, nor do we apply a formula or assign relative weightings to specific compensation elements. We believe that over-reliance on benchmarking can result in compensation that is unrelated to the value delivered by our Named Executive Officers because it does not take into account the specific performance of the Named Executive Officers, the relative size, growth, and performance of the Company, or any unique circumstances or strategic considerations of the Company. In evaluating and determining Named Executive Officer compensation, the Compensation Committee also considers the results of our most recent Say-on-Pay vote and other feedback from our shareholders.

Role of the Compensation Committee

Pursuant to its charter, the Compensation Committee assists the Board in its oversight of the performance and compensation of the Named Executive Officers. In making executive compensation decisions, the Compensation Committee seeks the assistance of its independent compensation consultant, Compensia, Inc. ("Compensia"), as well as our CEO and our management team (except with respect to their own compensation). The Compensation Committee reviews the cash and equity compensation of our Named Executive Officers to properly incentivize and reward them for their performance. The role of the Compensation Committee includes:

•
Reviewing and approving individual and corporate goals and objectives relevant to Named Executive Officer compensation and evaluating the performance of each Named Executive Officer in light of those goals and objectives;
•
Reviewing and approving, or recommending for approval by the independent directors (as directed by the Board), Named Executive Officer compensation, including salary, bonus and incentive compensation, deferred compensation, perquisites, equity compensation, benefits provided upon retirement, severance or other compensation upon termination of employment and any other forms of Named Executive Officer compensation; and
•
Annually reviewing and approving, or recommending for approval by the independent directors (as directed by the Board), the CEO's compensation based on the Compensation Committee's evaluation of the CEO's performance.

Effective in fiscal 2025, the Compensation Committee annually recommends CEO compensation changes to the full Board for approval.

Role of the Compensation Consultant

The Compensation Committee has the authority, in its sole discretion, to engage any compensation consultant to assist in the evaluation of Named Executive Officer compensation, and has the authority to approve the consultant's fees. Prior to retaining any such consultant, the Compensation Committee conducts an analysis of such consultant's independence pursuant to the Nasdaq rules. The Compensation Committee may also commission various compensation studies it deems appropriate. The Compensation Committee is directly responsible for the appointment, compensation and oversight of the work of any compensation consultant. At least annually, the Compensation Committee assesses whether the work of any compensation consultant involved in determining or recommending Named Executive Officer compensation has raised any conflict of interest that is required to be disclosed in the Company's annual report and proxy statement.

In 2024, the Compensation Committee engaged the services of Compensia, a national independent compensation advisory firm that has extensive experience with biotechnology companies and specializes in executive compensation. The directive for Compensia during 2024 was to assist the Compensation Committee in its review of executive and director compensation practices, including the competitiveness of pay levels, executive compensation design and review and analysis of competitive market data with respect to the Company's peers in the industry. The Compensation Committee has the final authority to engage and terminate services for consultants it may utilize. The decision to engage Compensia was not made or recommended by our management, and Compensia did not provide any services to us outside of its services to the Compensation Committee. The Compensation Committee, after a review of the factors set forth in the rules of the SEC and the listing standards of The Nasdaq Stock Market, determined that the work performed by Compensia did not present any conflicts of interest.

Role of Management

The Compensation Committee consults with our CEO and head of Human Resources when making compensation decisions. Typically, our CEO and head of Human Resources engage with other members of our management team to gather information on corporate and individual performance and their perspective and recommendations on compensation matters. Our CEO makes recommendations to the Compensation Committee regarding compensation matters, including the compensation of our other Named Executive Officers. The Compensation Committee uses these recommendations as one of several factors in making compensation decisions, and those decisions do not necessarily follow the CEO's recommendations.

Program Design

The following table describes the material elements of fiscal 2025 pay for Named Executive Officers and explains why each element was provided.

Incentive Type	Compensation Element	What the Element Rewards	Form of Payment
Fixed	Base Salary	Individual performance while considering market pay levels, specific responsibilities and experience of each Named Executive Officer	Cash
Variable	Annual Cash Incentive Bonus	Achievement of specific corporate and financial goals	Cash
Time-Based	Long-Term Equity	Creation of shareholder value	Shares

Peer Group

The Compensation Committee reviews and considers the compensation levels and practices of a group of peer companies, as one of several factors in setting executive compensation.

These peer companies were evaluated and selected based on various comparability factors, such as they were in a comparable industry, had comparable revenue or market capitalizations, or competed with the Company for executive talent. While we do not establish compensation levels based solely on comparative data, pay practices at other companies are an important factor that are considered in assessing the reasonableness of compensation and ensuring that our compensation practices are competitive in the marketplace.

The 19 companies in the compensation peer group utilized in considering the 2025 compensation levels are listed below:

Akebia Therapeutics (AKBA)	OptiNose (OPTN)
ANI Pharmaceuticals (ANIP)	Phantom Pharmaceuticals (PHAT)
Coherus BioSciences (CHRS)	Rigel Pharmaceuticals (RIGL)
Collegium Pharmaceuticals (COLL)	Sage Therapeutics (SAGE)
Esperion Therapeutics (ESPR)	Travere Therapeutics (TVTX)
G1 Therapeutics (GTHX)	UroGen Pharma (URGN)
Harrow (HROW)	Vanda Pharmaceuticals (VNDA)
Innoviva (INVA)	Xeris Biopharma Holdings (XERS)
Lexicon Pharmaceuticals (LXRX)	Y-mAbs Therapeutics (YMAB)
Ocular Therapeutics (OCUL)

The peer group includes companies with marketed pharmaceutical products across a wide variety of disease states.

When compared to the compensation peer group utilized in considering the 2024 compensation levels, we removed Aeri Pharmaceuticals (AERI), Alberio Pharma (ALBO), Deciphera Pharmaceuticals (DCPH) and Intercept Pharmaceuticals (ICPT) as they merged with another company. We removed Vericel (VCEL), Karyopharm Therapeutics (KPTI) and Eagle Pharmaceuticals (EGRX) as their size is no longer comparable and we removed EyePoint Pharmaceuticals (EYPT) as it was no longer an overall fit. We added Akebia Therapeutics, Harrow, Innoviva, Lexicon Pharmaceuticals, Sage Therapeutics, Travere Therapeutics, Urogen Pharma, and Y-mAbs Therapeutics to the peer group as they reflected a comparable size to our Company.

At the time that the peer group was selected, we fell at the 48th percentile of the peer group for revenue and at the 44th percentile of the peer group for market capitalization.

Specific Elements of Fiscal 2025 Compensation

In fiscal 2025, our executive compensation program consisted of the following primary components, all of which are described in more detail below:

•
Base salary;
•
An annual performance-based cash incentive bonus;
•
Long-term incentive compensation in the form of time-based stock options and time-based restricted stock units ("stock awards"); and
•
Severance and change in control-related payments and benefits.

Base Salary

In establishing salary levels, we consider market pay levels, the specific responsibilities and experience of each Named Executive Officer, and his or her individual performance. As part of its annual review, the Compensation Committee may adjust base salaries, including for:

•
Annual merit increases
•
Changes in role, such as promotions or added responsibilities
•
Market adjustments to promote retention

The table below sets forth the annualized base salaries for our Named Executive Officers at fiscal year-end 2025 and 2024. The increase relative to Fiscal 2024 Base Salary reflects the annual 3% merit increase applicable to Company employees generally and no other increase was approved for the Named Executive Officers (other than Ms. Duarte) as base salary levels continued to remain competitive to market. Mr. Hensley was hired as Chief Operating Officer in April 2025 and his salary was set as a level that was determined to be competitive to market. Ms. Duarte's base salary level was increased in order to bring her salary in line with the other Named Executive Officers.

Named Executive Officer	Fiscal 2024 Base Salary	Fiscal 2025 Base Salary	Percentage Increase from Fiscal 2024 Base Salary
Craig Collard	$669,500	$689,585	3%
Ira Duarte	$515,000	$575,000	12%
William Forbes	$592,250	$610,018	3%
Mark Hensley	$—	$553,000	—%

Annual Cash Incentive Bonus

In determining the annual cash incentive bonus payout for executives, the Named Executive Officer's annual base salary is multiplied by his or her target bonus percentage. The resulting target bonus amount is then multiplied by the corporate performance percentage approved by the Compensation Committee or the Board, which is determined based on the level of achievement of our corporate performance goals.

For annual cash incentive bonuses to our Named Executive Officers, a minimum overall goal achievement of greater than or equal to seventy-five percent (75%) is required for any performance-based cash bonus to be earned. The target annual cash incentive bonus can be earned if a goal achievement of one hundred percent (100%) is obtained; for extraordinary performance in corporate goal achievement, up to one hundred fifty percent (150%) of the target annual cash incentive bonus for that goal may be awarded. Accordingly, for each Named Executive Officer in 2025, there was the potential to receive up to one hundred fifty percent (150%) of his or her overall target annual cash incentive bonus payout. Between minimum and target, and target and maximum, overall goal achievement, payout is linearly interpolated (so that overall goal achievement of 115% would correspond to a payout of 115% of target). The Compensation Committee retains sole discretion to modify our target corporate performance goals at any time, including the methodology for calculating the specific bonus amounts. The Compensation Committee may also, in its sole discretion, determine to either increase annual cash incentive bonus payouts for extraordinary achievement or to reduce payouts if economic and business conditions warrant. For the 2025 cash incentive bonuses, as compared to our 2024 program, the Compensation Committee added the debt refinancing milestone, APONVIE and SUSTOL development milestones, business development and decommissioning of the California office as additional corporate goals and adjusted the weighting percentages as follows for the 2025 program to align the overall bonus structure with the 2025 strategic direction and goals of the Company.

Our corporate goals were collectively designed to emphasize success with respect to our diverse business efforts and encourage our Named Executive Officers to support each goal as a multi-disciplinary function. For 2025, our corporate goals were a combination of the following:

Goal	Weight	Achievement
ZYNRELEF and APONVIE revenue between $42 million and $56 million	35%	Met - $49.6 million
CINVANTI and SUSTOL revenue between $77 million and $102 million		Exceeded - $105.3 million
Total Net Revenue between $119 million and $158 million		Met - $154.9 million
Operating Expense(1) of $113 million	15%	Exceeded - $103.4 million
EBITDA(2) of $2.9 million		Exceeded - $14.6 million
Cash(3) on hand of $23 million		Exceeded - $46.6 million
Complete debt refinancing by September 30, 2025	15%	Met
PFS product development milestones in Q3 and Q4 2025	20%	Met
APONVIE clinical study milestones in Q3 2025		Met
APONVIE development milestone in Q4 2025		Met
SUSTOL development milestone in Q4 2025		Met
Business development	10%	Not met
Decommission California office	5%	Met
(1)
Operating expense is defined as GAAP operating expense less stock compensation expense and depreciation expense.
(2)
EBITDA is defined as operating income (loss) less stock compensation expense, depreciation expense and inventory reserves/write-offs.
(3)
Cash is defined as cash and cash equivalents and short term investments.

The Compensation Committee's analysis of the level of achievement for each goal was subjective and the level of goal achievement was considered in the aggregate, without a formulaic evaluation. In the aggregate, the Compensation Committee determined that overall, the corporate performance goals had been achieved at an overall level of one hundred percent (100%) for all Named Executive Officers. The 100% overall achievement was determined principally as a result of all goals except for the business development goal being met and certain goals being exceeded. Corresponding payouts are noted in the table below, which for each Named Executive Officer were approved at 100% of the bonus target amount. The bonus targets for the Named Executive Officers as a percentage of their respective base salaries were not increased from 2024 as targets remained competitive to market.

Executive	2025 Base Salary	2025 Target Bonus %	2025 Target Bonus ($)	2025 Corporate Performance Achievement	2025 Annual Cash Incentive Bonus
Craig Collard	$689,585	75%	$517,189	100%	$517,189
Ira Duarte	$575,000	50%	$287,500	100%	$287,500
William Forbes	$610,018	50%	$305,009	100%	$305,009
Mark Hensley(1)	$553,000	50%	$187,108	100%	$187,108
(1)
The bonus payout for Mr. Hensley, reflects the pro-rata portion of 2025 Mr. Hensley was employed by the Company.

Equity-Based Compensation

Under our 2007 Plan, the Board (or a committee thereof, including the Compensation Committee) may grant stock options, shares of stock, restricted stock units, stock appreciation rights and performance awards. In granting these equity awards, the Board (or a committee thereof, including the Compensation Committee) may establish any conditions or restrictions it deems appropriate.

The 2025 equity awards to our Named Executive Officers consist of a mix of time-based stock options, and time-based restricted stock unit awards. The time-based stock options vest over a four-year period, with 1/48th of the covered shares vesting on each monthly anniversary of the grant date, subject to the respective grantee's continued service through the applicable vesting date. The time-based restricted stock units also vest over four years with 1/16th of the covered shares vesting on each quarterly anniversary of the grant date, subject to the respective grantee's continued service through the applicable vesting date.

In determining the appropriate target value for these equity awards, the Compensation Committee considered several factors, including the specific responsibilities and experience of each Named Executive Officer, his or her individual performance, Company performance, parity among our Named Executive Officers, and the recommendations of our CEO (except with respect to his own equity award). The Compensation Committee-approved equity grants were as follows, which were granted at levels intended to incentivize their performance and align their interests with those of our stockholders:

Executive	Option Awards	Restricted Stock Unit Awards
Craig Collard	1,113,240	556,620
Ira Duarte	374,220	187,110
William Forbes	374,220	187,110

Other than for the equity awards granted to Mr. Hensley in connection with his commencement of employment in 2025, the target grant date values approved by the Compensation Committee were allocated two-thirds to options and one-third to restricted stock units, and converted into awards for the respective number of shares set forth in the table above, based on our closing trading price on the date of grant. The equity award target reflects 100% overall achievement of the corporate performance goals and was established by comparison to equity awards granted by peer companies within our industry in order to ensure that the Company’s compensation remains competitive.

In connection with his commencement of employment with us in 2025, the Compensation Committee granted Mr. Hensley the following equity awards: (1) 500,000 Restricted Stock Unit Awards which vest over a four-year period with 1/4th vesting on the one-year anniversary of the date of grant and 1/16th quarterly thereafter, (2) 500,000 Option Awards which vest over a four-year period with 1/4th vesting on the one-year anniversary of the date of grant and 1/48th monthly thereafter, and (3) 900,000 Option Awards, which vest upon the achievement of certain common stock price goals. These awards were granted at these levels to Mr. Hensley in order to give him a meaningful equity stake, induce his commencement of employment with us as well as to provide a retention and performance incentive.

Equity awards are discretionary. The Compensation Committee generally grants equity awards to Named Executive Officers during its regularly scheduled meeting early in the fiscal year. However, the timing of this approval may be changed in the event of extraordinary circumstances, including in connection with mid-year promotions and new-hires. The Compensation Committee did not take material nonpublic information into account when determining the timing and terms of equity awards granted in 2025. The Compensation Committee does not time the release of material nonpublic information to affect the value of executive compensation. During 2025, we did not grant stock options (or similar awards) to any Named Executive Officer during any period beginning four business days before and ending one business day after the filing or furnishing of an Annual Report on Form 10-K or Quarterly Report on Form 10-Q or the filing or furnishing of any Company Form 8-K that disclosed material non-public information.

Employee Benefit Program

Our Named Executive Officers are eligible to participate in our ESPP and health and welfare benefits generally available to all employees, Named Executive Officers do not receive any other special benefits or perquisites.

Our retirement savings plan ("401(k) Plan") is a tax-qualified retirement savings plan, pursuant to which all employees, including the Named Executive Officers, are able to contribute the lesser of one hundred percent (100%)

of their annual compensation (as defined in the 401(k) Plan) or the limit prescribed by the Internal Revenue Service to the 401(k) Plan on a pre-tax basis. In 2025, we matched employee contributions to the 401(k) Plan in an amount equal to 50% of each participant's contribution during the Plan year up to 6% per pay period.

Our vacation cash-out policy allows all employees, including Named Executive Officers, the opportunity to receive pay in lieu of time off for up to 40 hours per calendar year of accrued unused vacation if their vacation balance is approaching the policy's accrual cap. In 2025, we ceased this vacation cash-out policy.

Employment and Separation Arrangements

We have entered into agreements with each continuing Named Executive Officer, the terms of which provide, among other things, for certain termination and change-in-control payments and benefits. Our Board approved the termination and change-in-control payments and benefits in order to maintain market-competitive compensation practices and to mitigate some of the risk that exists for executives working in a biopharmaceutical company at our current stage of operation, where the possibility exists that a change in control could occur if our business efforts succeed. These arrangements are intended to retain highly skilled executives who have, or who may seek, alternatives that may appear to them to be less risky in terms of the potential loss of their position following a change in control, particularly where the services of these executive officers may not be required following a transaction. We do not provide any of our Named Executive Officers with gross-up protection for "golden parachute" excise taxes in any of these arrangements.

A summary of the terms of each of the arrangements we have with each Named Executive Officer and the payments and benefits on termination of employment or change in control is provided in the executive compensation tables below under the heading "Employment Arrangements," which describe the terms of these arrangements with our Named Executive Officers as they were in effect during fiscal 2025.

2026 Severance and Change in Control Benefits

In 2026 the Compensation Committee approved several changes to the terms of the employment and severance arrangements and terms of equity awards of our Named Executive Officers. These changes in our executive compensation program were implemented in order to provide certain additional severance and change in control related benefits to our Named Executive Officers, and include greater severance benefit levels for change in control related terminations, in order to eliminate, or at least reduce, the reluctance of our executive officers to diligently consider and pursue potential change-in-control transactions that may be in the best interests of our shareholders. We believe these benefits are an essential element of our overall executive compensation package due to the competitive market for executive talent in our industry. The restated agreements also include additional and more restrictive non-compete and non-solicitation covenants and enhanced invention assignment, confidentiality, arbitration and other protective provisions that are intended to protect the Company and our stockholder’s interests.

In January 2026, the Compensation Committee approved the grant of time-based restricted stock unit awards and performance-based vesting restricted stock unit awards to our Named Executive Officers. These 2026 equity awards are eligible to accelerate vesting upon a Change in Control, as defined in the 2007 Plan, subject to continued services through the Change in Control. The Compensation Committee approved this vesting acceleration benefit for the 2026 equity grants to the Named Executive Officers in order to incentivize their continued services with the Company through a Change in Control. In April 2026 we amended and restated Mr. Collard’s employment agreement (the "Collard Amendment") so that in the event of his termination without Cause or Good Reason resignation that does not occur during the three-month period before or within eighteen months following a change in control (the "CIC Termination Window"), subject to delivery to the Company of an effective release, Mr. Collard will receive (i) a lump-sum cash payment equal to the sum of 100% of Mr. Collard’s annual base salary, plus 100% of the greater of (A) Mr. Collard’s target annual bonus or (B) the average bonus paid by the Company to Mr. Collard for services during each of the three twelve-month periods prior to such termination, (ii) acceleration of vesting for equity awards that are otherwise eligible to vest conditioned solely upon Mr. Collard’s continued services, for the number of shares that would have vested accordingly had Mr. Collard’s employment with the Company continued for a period of twelve months after termination and (iii) continued Company-paid health insurance coverage (or reimbursement) for up to eighteen months after termination pursuant to the terms of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA"). In addition, if such termination without Cause or resignation for Good Reason occurs during the CIC Termination Window, Mr. Collard will receive (i) a lump-sum payment equal to the sum of 200% of Mr. Collard’s annual base salary, plus (A) 200% of the greater of (A) Mr. Collard’s annual target performance bonus or (B) the average bonus paid by the Company to Mr. Collard for services during each of the three twelve-month periods prior to such termination, (ii) acceleration of vesting of all of Mr. Collard’s then-outstanding equity awards, subject to Mr. Collard’s continued employment, and (iii) continued Company-paid health insurance coverage (or reimbursement) for up to twenty four months after termination pursuant to the terms of COBRA. For the purpose of determining the number of shares subject to acceleration of vesting described in clause (ii) above for any outstanding performance-based equity awards that may be granted after the Collard Amendment Effective Date that have a designated "target" and "maximum" vesting level, the performance vesting conditions will generally be deemed satisfied at the greater of (A) the applicable level of performance attained through the date of such termination, or (B) the target performance vesting level (the "Performance-Based Vesting Criteria"). In the event of certain transactions constituting a change in control (as defined in such agreement), subject to Mr. Collard’s continued employment through the closing thereof, whether or not Mr. Collard’s employment is terminated thereafter, all of Mr. Collard’s then-outstanding equity awards will be accelerated, except that, for his performance-based equity awards that are granted after the Collard Amendment that have a designated "target" and "maximum" vesting level, the number of shares that will vest under such awards will be determined pursuant to the Performance-Based Vesting Criteria. Additionally, Mr. Collard’s initial time-based option to purchase 3,000,000 shares of the Company’s common stock, and his initial time-based restricted stock unit award covering 250,000 shares of the Company’s common stock, both of which were granted in 2023, will remain outstanding in accordance with their prior approved terms so that such equity awards are eligible to vest as to an additional 6 months of service if his employment as Chief Executive Officer is terminated and he remains a member of the Board following such termination.

In April 2026 we also entered into amended and restated management retention agreements with each of our other Named Executive Officers (the "Amended and Restated Management Retention Agreements"). Under the Amended and Restated Management Retention Agreements, in the event of an Involuntary Termination (as defined in the Amended and Restated Management Retention Agreements) that occurs outside of the CIC Termination Window, the Named Executive Officer will receive, subject to delivery to the Company of an effective release, (i) an amount equal to twelve months of his or her base salary and 100% of the greater of (A) the target bonus for the year of the Involuntary Termination or (B) the average bonus paid for services during each of the three twelve-month periods prior to such Involuntary Termination (or such shorter period of time during which the Named Executive Officer was eligible for a bonus), (ii) acceleration of vesting for equity awards that are otherwise eligible to vest conditioned solely upon continued services, for the number of shares that would have vested accordingly had employment with the Company continued for a period of twelve months after the Involuntary Termination, except that Mr. Hensley’s performance-based stock option awards shall immediately vest and become exercisable assuming a stock price goal achievement equal to the highest closing price of a share of Company common stock during the term of such option prior to such Involuntary Termination, and (iii) continued Company-paid health insurance coverage (or reimbursement) for up to twelve months after termination pursuant to the terms of COBRA. In addition, if such Involuntary Termination occurs during the CIC Termination Window, subject to delivery to the Company of an effective release, the Named Executive Officer will receive (i) a lump‑sum cash payment equal to twenty four months of the greater of the monthly base salary in effect (A) immediately prior to the Involuntary Termination or (B) immediately prior to a change in control, (ii) an amount equal to 200% of the greater of (A) the Executive’s target bonus for the year of the Involuntary Termination or (B) the average bonus paid for services during each of the three twelve month periods (or such shorter period of time during which the Named Executive Officer was eligible for a bonus), (iii) acceleration of vesting of all of the Executive’s then-outstanding equity awards and (iv) continued Company-paid health insurance coverage (or reimbursement) for up to twenty four months after termination pursuant to the terms of COBRA. For the purpose of determining the number of shares subject to acceleration of vesting described in clause (iii) above for any outstanding performance-based equity awards that may be granted after the A&R Management Retention Agreement Effective Date that have a designated "target" and "maximum" vesting level, the satisfaction of performance vesting conditions will be determined pursuant to the Performance-Based Vesting Criteria. In the event of certain change in control related transactions (as defined in such agreements), subject to the Executive’s continued employment through the closing thereof, whether or not employment is terminated thereafter, all of the then-outstanding equity awards will be accelerated, except that, for performance-based equity awards that are granted after the A&R Management Retention Agreement Effective Date that have a designated "target" and "maximum" vesting level, the number of shares that will vest under such awards will be determined pursuant to the Performance-Based Vesting Criteria.

Regulatory Considerations

Deductibility of Executive Compensation

Generally, Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), disallows a tax deduction to certain publicly-held corporations for any remuneration in excess of $1 million paid in any taxable year to their chief executive officer, chief financial officer, and certain other current and former highly compensated officers that qualify as covered employees within the meaning of Section 162(m) of the Code. The Compensation Committee may, in its judgment, pay compensation that is not fully tax deductible to the extent it determines that doing so is appropriate to attract and retain executive talent or to meet other business needs. The Compensation Committee intends to continue to compensate our current and former executive officers, including the Named Executive Officers, in a manner consistent with our best interests and the best interests of our shareholders.

Taxation of "Parachute" Payments and Deferred Compensation

We do not provide our Named Executive Officers with a "gross-up" or other reimbursement payment for any tax liability that the Named Executive Officer might owe as a result of the application of Sections 280G, 4999, or 409A of the Code. Sections 280G and 4999 of the Code provide that executive officers, directors who hold significant equity interests in our Company, and certain other service providers may be subject to an excise tax if they receive payments or benefits in connection with a change of control of our Company that exceeds certain prescribed limits, and that the Company, or a successor, may forfeit a deduction on the amounts subject to this additional tax.

Accounting for Stock-Based Compensation

We follow the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718 for our stock-based awards. FASB ASC Topic 718 generally requires companies to measure the compensation expense for all share-based payment awards made to employees and directors, including stock options, restricted stock unit awards and performance unit awards (including PSUs), based on the grant date "fair value" of these awards. This calculation is performed for accounting purposes and reported in the compensation tables below for equity awards to our Named Executive Officers as required by the applicable SEC rules. FASB ASC Topic 718 also generally requires companies to recognize the compensation cost of their stock-based compensation awards in their income statements over the period that the recipient of such compensation is required to render service in exchange for the option or other award. For performance unit awards (including PSUs), stock-based compensation expense recognized may be adjusted over the performance period based on interim estimates of performance against pre-set objectives.

Compensation Risk Assessment

The Compensation Committee assesses and considers potential risks when reviewing and approving our compensation programs, policies and practices for our executive officers, including our Named Executive Officers, and our employees. We designed our compensation programs, including our incentive compensation plans, with features to address potential risks while rewarding employees for achieving financial and strategic objectives through prudent business judgment and appropriate risk taking. Based on its assessment, the Compensation Committee believes that any risks arising from our compensation programs do not create risks that are reasonably likely to have a material adverse effect on us.

Compensation Committee Report

As required by Item 407(e)(5) of Regulation S-K, the Compensation Committee reviewed and discussed with the Company's management the above section entitled "Compensation Discussion and Analysis" prepared by the Company's management as required by Item 402(b) of Regulation S-K. Based on the review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company's Annual Report on Form 10-K for the year ended December 31, 2025.

Sharmila Dissanaike, M.D., FACS, FCCM, Chair

Craig Johnson

Susan Rodriguez

Executive Compensation Tables

The following tables present information concerning the compensation paid to our NEOs.

2025 Summary Compensation Table

Name and Principal Position	Year	Salary	Stock Awards (1)	Option Awards (1)	Non-Equity Incentive Plan Compensation (2)	All Other Compensation (3)	Total
Craig Collard (4), (5)	2025	$689,431	$946,254	$1,352,917	$517,189	$10,500	$3,516,291
Chief Executive Officer	2024	$669,500	$461,368	$1,687,180	$577,444	$—	$3,395,492
	2023	$492,986	$547,273	$9,257,049	$326,957	$151,553	$10,775,818
Ira Duarte (4)	2025	$559,803	$318,087	$454,788	$287,500	$10,500	$1,630,678
EVP, Chief Financial Officer	2024	$515,000	$129,557	$473,779	$296,125	$10,350	$1,424,811
	2023	$271,154	$60,500	$1,066,875	$128,844	$7,500	$1,534,873
William Forbes (4)	2025	$609,881	$318,087	$454,788	$305,009	$—	$1,687,765
EVP, Chief Development Officer	2024	$592,250	$129,557	$473,779	$340,544	$—	$1,536,130
	2023	$329,519	$55,500	$917,433	$155,654	$—	$1,458,106
Mark Hensley (4) (6)	2025	$372,212	$1,210,000	$2,527,680	$187,108	$10,500	$4,307,500
EVP, Chief Operating Officer	2024	$—	$—	$—	$—	$—	$—
	2023	$—	$—	$—	$—	$—	$—

(1)
This column represents the aggregate grant date fair value, computed in accordance with Financial Accounting Standards Board ("FASB") Accounting Standard Codification ("ASC") Topic 718, excluding the effect of estimated forfeitures, for stock awards and option awards granted to the Named Executive Officers. The assumptions used in calculating the fair value of the stock awards and options can be found under Note 10 to the Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2025. These amounts reflect the grant date fair value for these stock awards and option awards and do not necessarily correspond to the actual value that will be realized by the Named Executive Officers. For additional information on stock awards and options granted to the Named Executive Officers in 2025 and in prior years, and outstanding as of the end of fiscal 2025, refer to section entitled "Outstanding Equity Awards at Fiscal Year-End."
(2)
The amounts listed represent cash awards earned for the year under the Company's annual cash incentive bonus program. For additional information regarding the annual cash incentive bonus program, refer to section entitled "Annual Cash Incentive Bonus."
(3)
For 2025, "All Other Compensation" listed consist of our matching contributions on behalf of the Named Executive Officer to our 401(k) Plan.
(4)
The salary included in the table above for 2023 is pro-rated for the portion of the year employed by the Company for Mr. Collard, Ms. Duarte and Dr. Forbes. The salary included in the table above for 2025 is pro-rated for the portion of the year employed by the Company for Mr. Hensley.
(5)
The compensation for 2023 for Mr. Collard includes cash compensation of $5,486 and stock awards and option awards provided for Mr. Collard for his service as a member of the Board of Directors.
(6)
Mr. Hensley was appointed Chief Operating Officer on April 28, 2025. Mr. Hensley was not a Named Executive Officer in 2024 or 2023.

Grant of Plan Based Awards in Fiscal 2025

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			All other stock awards: Number of shares of stock or	All other option awards: Number of securities underlying	Exercise or base price of option	Grant date fair value of stock and option
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	units(2) (#)	options(3) (#)	awards ($/Sh)	awards(4)
Craig Collard		$387,892	$517,189	$775,783
	1/31/2025					1,113,240	$1.70	$1,352,917
	1/31/2025				556,620			$946,254
Ira Duarte		$215,625	$287,500	$431,250
	1/31/2025					374,220	$1.70	$454,788
	1/31/2025				187,110			$318,087
William Forbes		$228,757	$305,009	$457,513
	1/31/2025					374,220	$1.70	$454,788
	1/31/2025				187,110			$318,087
Mark Hensley		$140,331	$187,108	$280,661
	4/28/2025					500,000	$2.33	$827,680
	4/28/2025					900,000	$2.33	$1,700,000
	5/6/2025				500,000			$1,210,000

(1)
The amounts reported in the Estimated Future Payouts Under Non-Equity Incentive Plan Awards columns reflect potential payments under the annual cash incentive bonus for Named Executive Officers, if performance for each performance metric had been achieved at the threshold, target or maximum performance levels, and, for purposes of this disclosure, are based on the Named Executive Officers' base salaries in effect at the end of the fiscal year. Actual payments under the annual cash bonus opportunities earned for fiscal 2025 are reported in the 2025 Summary Compensation Table. See Compensation Discussion and Analysis above for additional details regarding the annual cash bonus opportunities.
(2)
The amounts reported in this column reflect time-based restricted stock units granted under the 2007 Plan, which, with the exception of Mr. Hensley's grant, vest over four years, with 1/16th of the covered shares vesting on each quarterly anniversary of the grant date, generally subject to the respective grantee's continued service through the applicable vesting date. Mr. Hensley's grant, as it was granted upon initial employment with the Company, vests over a four-year period, with 1/4th of the covered shares vesting upon the one-year anniversary of the date of grant and 1/16th vesting quarterly thereafter, generally subject to the continued service through the applicable vesting date.
(3)
The amounts reported in this column reflect the time-based stock options granted under the 2007 Plan, which, with the exception of Mr. Hensley's grant, vest with 1/48th of the covered shares vesting on each monthly anniversary of the grant date, generally subject to the respective grantee's continued service through the applicable vesting date. The grant of 500,000 stock options granted to Mr. Hensley in connection with his initial employment with the Company vest over a four-year period, with 1/4th of the covered shares vesting upon the one-year anniversary of the date of grant and 1/48th vesting monthly thereafter, generally subject to the continued service through the applicable vesting date. The grant of 900,000 stock options granted to Mr. Hensley in connection with his initial employment with the Company will vest upon the achievement of certain common stock price goals.
(4)
The amounts reported in the Grant Date Fair Value of Stock Awards and Option Awards column represent the aggregate grant date fair value of the applicable award, computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. The assumptions used in calculating the fair value of the stock awards and options can be found under Note 10 to the Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2025.

2025 Outstanding Equity Awards at Fiscal Year End

The following tables set forth certain information regarding outstanding equity awards granted to our Named Executive Officers that remained outstanding as of December 31, 2025 (all of which were granted under the 2007 Plan or as inducement awards not granted under but subject to the terms and conditions of the 2007 Plan):

		Option Awards							Stock Awards
		Number of Securities Underlying Unexercised Options
Name	Grant Date	Exercisable (#)	Unexercisable (#)		Equity Incentive Plan Awards: Number of securities underlying unexercised unearned options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested ($) (5)
Craig Collard	2/22/2023								11,837	(7)	$15,388
	4/3/2023	—	—		2,000,000	(1)	$1.78	4/3/2033
	4/3/2023	112,358	112,358	(2)	—		$1.78	4/3/2033
	4/3/2023	1,887,642	887,642	(3)
	4/3/2023								125,000	(6)	$162,500
	1/19/2024	634,657	689,845	(4)	—		$2.09	1/19/2034
	1/19/2024								124,172	(7)	$161,424
	1/31/2025	255,118	858,122	(4)	—		$1.70	1/31/2025
	1/31/2025								452,254	(7)	$587,930

Ira Duarte	6/16/2023	500,000	300,000	(3)	—		$1.21	6/16/20233
	6/16/2023	—	—		200,000	(1)	$1.21	6/16/20233
	6/16/2023								25,000	(6)	$32,500
	1/19/2024	178,219	193,716	(4)	—		$2.09	1/19/2034
	1/19/2024								34,869	(7)	$45,330
	1/31/2025	85,759	288,461	(4)	—		$1.70	1/31/2035
	1/31/2025								152,027	(7)	$197,635

William Forbes	6/6/2023	312,500	187,500	(3)	—		$1.11	6/6/2033
	6/6/2023	—	—		250,000	(1)	$1.11	6/6/2033
	6/6/2023								25,000	(6)	$32,500
	1/19/2024	178,219	193,716	(4)	—		$2.09	1/19/2034
	1/19/2024								34,869	(7)	$45,330
	1/31/2025	85,759	288,461	(4)	—		$1.70	1/31/2035
	1/31/2025								152,027	(7)	$197,635

Mark Hensley	4/28/2025	—	500,000	(3)	—		$2.33	4/28/2035
	4/28/2025	—	—		450,000	(1)	$2.33	4/28/2035
	5/6/2025								500,000	(8)	$650,000

(1)
Options vest if the Company's stock price achieves certain pre-established levels during the term of the options. A portion of the options vests upon achievement of a Company stock price of $4.50. Thereafter, further portions of the options vest incrementally based on achievement of pre-established Company stock price levels until a Company stock price of $9.00 is achieved, at which point the options become fully vested. In order to achieve a specified Company stock price level, the Company stock price must remain at that level for any 20 trading days within any 30-trading day period. Options are disclosed assuming threshold level of achievement.
(2)
Options vest over a four-year period, with fifteen percent (15%) of the shares vesting upon the first anniversary of the grant and then vesting ratably on a monthly basis, with ten percent (10%) of the shares vesting ratably during months thirteen (13) to twenty (20), fifty percent (50%) of the shares vesting ratably during months twenty-one (21) to forty-four (44) and twenty-five percent (25%) vesting ratably during months forty-five (45) to forty-eight (48) , generally subject to continued service through the vesting date.
(3)
Options vest over a four-year period, with twenty-five percent (25%) of the shares vesting upon the first anniversary of the grant and then vesting ratably on a monthly basis, with twenty-five percent (25%) of the shares vesting during each of the second, third and fourth year, generally subject to continued service through the vesting date.
(4)
Options vest over a four-year period ratably on a monthly basis, with 1/48th vesting on the one month anniversary of the grant and every month thereafter, generally subject to continued service through the vesting date.
(5)
Market value of unvested shares is based on the closing price of our shares of common stock of $1.30 on December 31, 2025.
(6)
Restricted stock units vest in four equal installments annually on the anniversary of the grant date, over a four-year period, generally subject to continued service through the vesting date.
(7)
Restricted stock units vest in sixteen equal installments quarterly on the anniversary of the grant date, over a four-year period, generally subject to continued service through the vesting date.
(8)
Restricted stock units vest over a four-year period, with twenty-five percent (25%) of the shares vesting upon the first anniversary of the grant date and then vesting ratably on a quarterly basis, with twenty-five percent (25%) of the shares vesting during each of the second, third, and fourth year, generally subject to continued service through the vesting date.

Option Exercises and Stock Vesting During Fiscal 2025

The following table summarizes stock vesting in 2025. The NEOs did not exercise any options in 2025.

Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)
Craig Collard	231,523	$425,125
Ira Duarte	63,080	$133,391
William Forbes	63,080	$114,266
Mark Hensley	—	$—

(1)
We calculated the amounts shown in this column by multiplying the number of shares acquired by the closing price of a share as reported on the Nasdaq on the vesting date (or on the last trading day prior to the vesting date if the vesting date was not a trading day).

Employment Arrangements

CEO Employment Agreement

In connection with his appointment as Chief Executive Officer, the Company entered into an executive employment agreement with Craig Collard on April 3, 2023 (the "Collard Agreement"). The Collard Agreement initially provided Mr. Collard with a base salary of $650,000 annually which was raised each subsequent year incrementally to $710,273 for 2026. Mr. Collard is also eligible for an annual target cash incentive bonus in an amount equal to seventy-five percent (75%) of his base salary.

Additionally, the Collard Agreement, provides that if Mr. Collard's employment is terminated by the Company without "Cause," or by Mr. Collard for "Good Reason", then he shall be entitled to receive: (i) a lump-sum payment equal to the sum of his annual base salary then in effect and his target performance bonus then in effect, less required deductions and withholdings; and (ii) accelerated time-based vesting of shares subject to all equity awards issued by the Company, for the number of shares that would have vested accordingly had he continued employment with the Company for a period of twelve months after termination (which includes partial accelerated vesting of awards subject to time-vesting, but does not include awards that remain subject to performance criteria as of the date of termination). The Company also agreed to reimburse for, or continue to pay, for health care benefits during the eighteen months after the date of termination, or, if sooner, such date when he is no longer eligible for such benefits under applicable law.

Per the Collard Agreement that was in effect during Fiscal 2025, in the event Mr. Collard's employment is terminated by the Company without Cause, or if he resigns for Good Reason, in each case within three months before, or within eighteen months following, a "Change in Control" of the Company, then, in lieu of the above benefits, Mr. Collard would be entitled to receive: (i) a lump sum payment equal to the sum of his annual base salary then in effect and his target performance bonus then in effect, less required deductions and withholdings; and (ii) reimbursement for or continued payment of health care benefits during the eighteen months after the date of termination, or such earlier date when he is no longer eligible for such benefits under applicable law. In addition, upon such termination, Mr. Collard is entitled to accelerated vesting of one hundred percent (100%) of any outstanding and unvested time-based equity awards. Additionally, upon the occurrence of a Change in Control, Mr. Collard will vest in one hundred percent (100%) of any outstanding and unvested performance-based equity awards held by Mr. Collard at such time (including any outstanding and unvested portion of granted performance-based stock options) based upon actual performance through the date of such Change in Control (and based on the value of the Company's common stock in connection with the Change in Control, as applicable).

For purposes of the Collard Agreement: (a) "Cause" generally arises if Mr. Collard has (i) been indicted for or convicted of or pleaded guilty or no contest to any felony or crime involving dishonesty that is likely to inflict or has inflicted demonstrable and material injury on the business of the Company, (ii) participated in any fraud against the Company, (iii) willfully and materially breached a Company policy, (iv) intentionally damaged any property of the Company thereby causing demonstrable and material injury to the business of the Company, or (v) engaged in conduct that, in the reasonable determination of the Company, demonstrates gross unfitness to serve, subject to certain notice and cure provisions, and (b) "Good Reason" generally means (i) a material reduction (20% or more) by the Company of Mr. Collard's base salary, (ii) a material reduction by the Company of the Mr. Collard's management responsibilities, (iii) a material breach of the Collard Agreement by the Company, or (iv) any requirement by the Company that Mr. Collard relocate his primary residence to California or that he perform work in California for more than six months in any one calendar year, in each subject to notice and cure provisions.

The Collard Agreement provides that Mr. Collard's initial time-based option to purchase 3,000,000 shares of the Company's common stock, and his initial time-based restricted stock unit award covering 250,000 shares of the Company's common stock, both of which were granted in 2023, will vest as to an additional 6 months of service if his employment as Chief Executive Officer is terminated and he remains a member of the Board following such termination.

Non-CEO NEO Employment Agreements

In connection with her appointment as Executive Vice President, Chief Financial Officer, the Company entered into a management retention agreement with Ira Duarte on June 16, 2023. Ms. Duarte was hired at an initial base salary of $500,000 annually, which was raised each subsequent year incrementally and is currently $592,250 for 2026, and she is also eligible for an annual target incentive bonus in an amount equal to fifty percent (50%) of her base salary.

In connection with his appointment as Executive Vice President, Chief Development Officer, the Company entered into a management retention agreement with William Forbes on June 6, 2023. Dr. Forbes was initially hired at an annual base salary of $575,000, which was raised each subsequent year incrementally and is currently $628,319 for 2026, and he is also eligible for an annual cash incentive bonus in an amount equal to fifty percent (50%) of his base salary.

In connection with his appointment as Executive Vice President, Chief Operating Officer, the Company entered into a management retention agreement with Mark Hensley on April 28, 2025 (collectively with Ms. Duarte's and Dr. Forbes employment agreements, the "Non-CEO NEO Agreements"). Mr. Hensley was initially hired at an annual base salary of $553,000, which was raised to and is currently $569,590 for 2026, and he is also eligible for an annual cash incentive bonus in an amount equal to fifty percent (50%) of his base salary.

The Non-CEO NEO Agreements that were in effect during fiscal year 2025 provide that if the Named Executive Officer's employment is terminated by the Company without "Cause," or by the Named Executive Officer for "Good Reason", then the Named Executive Officer will receive: (i) a lump-sum payment equal to the Named Executive Officer's annual base salary then in effect less required deductions and withholdings; (ii) with respect to Ms. Duarte and Dr. Forbes agreements only, a lump sum payment equal to the average bonus paid by the Company to the Named Executive Officer for services during each of the three twelve-month periods (or such shorter period of time during which the Named Executive Officer was eligible for a bonus) prior to the involuntary termination date less required deductions and withholdings; and (iii) accelerated vesting of shares subject to all stock awards issued by the Company to the Named Executive Officer, for the number of shares which would have vested accordingly had the Named Executive Officer continued employment with the Company for a period of twelve months after termination, but, with respect to Ms. Duarte and Dr. Forbes agreements only, does not include awards that remain subject to performance criteria as of the date of termination. Mr. Hensley's agreement provides that upon the involuntary termination, Mr. Hensley's performance-based stock option award shall immediately vest and become exercisable assuming a stock price goal achievement equal to the highest closing price of a share of Company common stock during the term of such option prior to such Involuntary Termination. The Company also agreed to reimburse for, or continue to pay for, health care benefits during the twelve months after the date of termination, or such date when the Named Executive Officer is no longer eligible for such benefits under applicable law.

In the event the Named Executive Officer's employment is terminated by the Company without Cause, or if the Named Executive Officer resigns for Good Reason in each case within three months before, or within eighteen months following, a "Change in Control" (as defined in the applicable Non-CEO NEO Agreement) of the Company, then, in lieu of the above benefits, the Named Executive Officer will receive: (i) a lump-sum payment equal to the

Named Executive Officer's annual base salary then in effect, (or, if higher, in effect at the time of such Change in Control), less required deductions and withholdings; (ii) a lump-sum payment in an amount equal to the average bonus paid by the Company to the Named Executive Officer for services during each of the three twelve-month periods (or such shorter period of time during which the Named Executive Officer was eligible for a bonus) prior to such termination or resignation date, less required deductions and withholdings; and (iii) accelerated vesting of one hundred percent (100%) of any outstanding and unvested stock awards held by the Named Executive Officer at such time. The Company also agreed to reimburse for, or continue to pay for, health care benefits during the twelve months after the date of termination following a Change in Control, or through such date when the Named Executive Officer is no longer eligible for such benefits under applicable law.

For purposes of the Non-CEO NEO Agreement: (a) "Cause" generally will arise upon (i) the employee's theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Company or affiliate documents or records, (ii) the employee's material failure to abide by the Company's or any affiliate's code of conduct or other policies, (iii) the employee's unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of the Company or an affiliate, (iv) any intentional act by employee which has a material detrimental effect on the Company or an affiliate's reputation or business, (v) the employee's repeated failure or inability to perform any reasonable assigned duties (subject to certain notice and cure provisions), (vi) any material breach by employee of any employment or service agreement between employee and the Company or an affiliate, which breach is not cured pursuant to the terms of such agreement, or (vii) the employee's conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs employee's ability to perform his or her duties with the Company or an affiliate, and (b) "Good Reason" generally means (i) a material reduction or change in job duties, responsibilities and requirements inconsistent with the employee's position with the Company and the employee's prior duties, responsibilities and requirements or a material negative change in the employee's reporting relationship, (ii) a material reduction of the employee's base compensation (other than in connection with a general decrease in base salaries for officers of the Company or successor corporation generally), or (iii) the employee's refusal to relocate to a facility or location more than forty miles from the Company's current location, in each case subject to certain notice and cure provisions.

2026 Severance and Change in Control Benefit Changes

In 2026, the Collard Agreement and the Non-CEO NEO Agreements were each amended and restated as described above in "Compensation Discussion and Analysis - 2026 Severance and Change in Control Benefits."

Potential Payments Upon Termination or Change in Control as of 2025 Fiscal Year-End

For illustrative purposes, the following table estimates the payments and benefits that our NEOs would have been entitled to receive upon a qualifying termination of employment as of December 31, 2025. The amounts set forth below assume that the triggering event occurred on December 31, 2025. Where benefits are based on the market value of our common stock, we have used the closing price of our Common Stock as reported on the Nasdaq on December 31, 2025, the last trading day of the year ($1.30 per share). In addition to the amounts set forth below, upon any termination of employment, our NEOs would also be entitled to (1) receive all payments generally provided to salaried employees on a non-discriminatory basis on termination, such as unused vacation and 401(k) plan distributions, and (2) exercise vested stock options (in accordance with the 2007 Plan). Please see the section above titled "Employment Agreements" for a description of these payments and benefits.

		Termination/Change of Control ("CIC") Event
Name	Benefits	Termination without Cause or for Good Reason	Termination due to CIC
Craig Collard	Base Salary	$689,585	$689,585
	Target Annual Incentive Award	$517,189	$517,189
	Benefits Continuation	$47,078	$47,078
	Value of unvested stock options that would be accelerated (1)	$—	$3,800,000
	Value of unvested stock awards that would be accelerated	$346,207	$927,242
	Total	$1,600,059	$5,981,094

Ira Duarte	Base Salary	$575,000	$575,000
	Target Annual Incentive Award	$287,500	$287,500
	Benefits Continuation	$10,632	$10,632
	Value of unvested stock options that would be accelerated (1)	$18,000	$497,000
	Value of unvested stock awards that would be accelerated	$97,208	$275,465
	Total	$988,340	$1,645,597

William Forbes	Base Salary	$610,018	$610,018
	Target Annual Incentive Award	$305,009	$305,009
	Benefits Continuation	$21,984	$21,984
	Value of unvested stock options that would be accelerated (1)	$23,750	$685,625
	Value of unvested stock awards that would be accelerated	$97,208	$275,465
	Total	$1,057,969	$1,898,101

Mark Hensley	Base Salary	$553,000	$553,000
	Target Annual Incentive Award	$276,500	$276,500
	Benefits Continuation	$21,275	$21,275
	Value of unvested stock options that would be accelerated (1)	$800,000	$800,000
	Value of unvested stock awards that would be accelerated	$243,750	$650,000
	Total	$1,894,525	$2,300,775

(1)
Per the applicable agreement with the Company, performance based options will vest upon a change in control based on the per share consideration received by the Company in connection with such change in control, such that a termination is not required. The corresponding value is included in the "Termination due to CIC" column.

In addition, as disclosed above, the Collard Agreement provides that Mr. Collard's initial time-based option to purchase 3,000,000 shares of the Company's common stock, and his initial time-based restricted stock unit award covering 250,000 shares of the Company's common stock, both of which were granted in 2023, will vest as to an additional 6 months of service if his employment as Chief Executive Officer is terminated and he remains a member of the Board following such termination. Assuming such a termination occurred on December 31, 2025, the value of such acceleration is $0 with respect to such option (since the option is "underwater") and $81,250 with respect to such restricted stock unit award.

Pay Ratio Disclosure

We are providing this pay ratio disclosure to comply with Item 402(u) of Regulation S-K promulgated under the Exchange Act. The pay ratio disclosed below is a reasonable estimate derived from our internal records using the methodology described below. This information may not be comparable to the ratio that any other company reports because other companies may have different employment and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their pay ratios.

In calculating our pay ratio, we considered the following:

•We identified our median employee as of October 31, 2025, based on the annual base salary (for all Company salaried employees, other than Mr. Collard) and the hourly rate multiplied by the scheduled annual work hours (for all Company hourly employees).

•We considered only those full time, part time or seasonal based employees that were employed as of October 31, 2025 in our calculation. In addition, we did not place any reliance on the “de minimis” exemption that the rule provides.

Once our median employee was identified according to the methodology described above, we calculated such employee’s total compensation for 2025 in the same way that we calculated total compensation for each of our NEOs that appear in the Summary Compensation Table. The total compensation of Mr. Collard and the total compensation of our median employee in 2025 were $3,516,291 and $268,890 respectively, resulting in a ratio of Mr. Collard's compensation to the median employee’s compensation of 13.08 to 1.

Pay versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid to certain individuals by the Company and certain financial performance of the Company. For further information concerning the Company's pay for performance philosophy and how the Company aligns executive compensation with the Company's performance, refer to the Compensation Discussion and Analysis section of this Proxy Statement.

	Summary Compensation	Summary Compensation	Compensation	Compensation	Average Summary Compensation	Average Compensation	Value of Initial Fixed $100 Investment Based On:
Year	Table Total for Current PEO ($)(1)	Table Total for Former PEO ($)(1)	Actually Paid to Current PEO ($)(2)	Actually Paid to Former PEO ($)(2)	Table Total for Non-PEO NEOs ($)(3)	Actually Paid to Non- PEO NEOs ($)(4)	Total Shareholder Return(5)	Peer Group Total Shareholder Return(6)	Net Income/(Loss) (millions)(7)	Total Net Revenue (millions) (8)
	(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
2025	$3,516,291	$—	$2,021,631	$—	$2,541,981	$1,735,559	$6.14	$119.92	$(20)	$155
2024	$3,395,491	$—	$3,473,940	$—	$1,480,471	$1,671,651	$7.23	$90.58	$(14)	$144
2023	$10,775,818	$4,030,347	$10,869,399	$836,461	$1,623,453	$1,794,691	$8.03	$91.84	$(111)	$127
2022	$—	$1,145,704	$—	$(2,798,657)	$1,438,169	$357,507	$11.81	$88.53	$(182)	$108
2021	$—	$5,430,828	$—	$(1,032,982)	$1,581,471	$(619,359)	$43.14	$99.37	$(221)	$86

(1)
The dollar amounts reported in columns (a) and (b) are the amounts of total compensation reported for Craig Collard and Barry Quart (our former Chief Executive Officer) for each corresponding year in the "Total" column of the Summary Compensation Table for the applicable year.
(2)
The dollar amounts reported in column (c) and (d) represent the amount of "compensation actually paid" to Craig Collard and Barry Quart, as computed in accordance with Item 402(v) of Regulation S-K for the applicable year. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Craig Collard or Barry Quart during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Craig Collard's total compensation for 2025 to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for Current PEO ($)	Reported Summary Compensation Table Total for Former PEO ($)	Reported Value of Equity Awards to Current PEO ($)	Reported Value of Equity Awards to Former PEO ($)	Equity Award Adjustments - Current PEO ($)	Equity Award Adjustments - Former PEO ($)	Compensation Actually Paid to Current PEO ($)	Compensation Actually Paid to Former PEO ($)
2025	$3,516,291	$—	$(2,299,171)	$—	$804,511	$—	$2,021,631	$—

•
The "Reported Value of Equity Awards" represents the aggregate grant date fair value of equity awards granted to the applicable PEO in the corresponding year, which represents the total of the amounts reported in the "Stock Awards" and "Option Awards" columns in the Summary Compensation Table for the applicable year for such PEO. The amounts in this column for the applicable fiscal year are replaced with the corresponding amount reported under the "Equity Award Adjustments" column for the applicable PEO in the corresponding year in order to arrive at "compensation actually paid" for the applicable PEO for the corresponding year.
•
The "Equity Award Adjustments" represents an adjustment to the amounts in the "Stock Awards" and "Option Awards" columns in the Summary Compensation Table for the applicable year (a "Subject Year") for the applicable PEO. For a Subject Year, the equity award adjustments include the addition (or subtraction, as applicable) of the following for that Subject Year: (i) the year-end fair value of any equity awards granted in the Subject Year that are outstanding and unvested as of the end of the Subject Year; (ii) the amount of change as of the end of the Subject Year (from the end of the prior year) in the fair value of any awards granted in prior years that are outstanding and unvested as of the end of the Subject Year; (iii) for awards that are granted and vest in the Subject Year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the Subject Year, the amount equal to the change as of the vesting date (from the end of the prior year) in the fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the Subject Year, a deduction for the amount equal to the fair value at the end of the prior year; and (vi) the dollar value of any dividends or other earnings paid on equity awards in the Subject Year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the Subject Year.
•
The fair value or change in fair value, as applicable, of equity awards was determined by reference to (x) for RSU awards, the closing price of our common stock on the applicable measurement date, (y) for market-conditioned performance-based equity awards, a Monte Carlo simulation with reference to the risk free rate, dividend yield and volatility assumptions as of the applicable measurement date and (z) for options, the closing stock price, in addition to the stock option's strike price, expected life, volatility, expected dividend yield, and risk-free rate as of the measurement date. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Equity Awards Granted in the Year - Current PEO ($)	Year Over Year Change in Fair Value of Outstanding and Unvested Equity Awards at Year End Granted in Prior Years ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Change in Fair Value (from the end of the prior year) of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards Granted in Prior Years that Failed to Meet Vesting Conditions in the Covered Year	Value of Dividends or other Earnings Paid on Stock Awards not Otherwise Reflected in Fair Value or Total Compensation in the Summary Compensation Table for the Year	Total Equity Award Adjustments - Current PEO ($)
2025	$1,459,782	$(1,401,392)	$548,875	$197,246	$—	$—	$804,511

(3)
The dollar amounts reported in column (e) represent the average of the amounts reported for the NEOs as a group (excluding the current PEO and the former PEO in each respective year) in the "Total" column of the Summary Compensation Table in each applicable year. The NEOs (excluding the current PEO and the former PEO) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2025, Ira Duarte, William Forbes, and Mark Hensley, (ii) for 2024, Ira Duarte, and William Forbes, (iii) for 2023, Ira Duarte, William Forbes, and David Szekeres; (iv) for 2022, Kimberly Manhard, and David Szekeres and (v) for 2021, Kimberly Manhard, John Poyhonen, David Szekeres and Lisa Peraza.
(4)
The dollar amounts reported in column (f) represent the average amount of "compensation actually paid" to the NEOs as a group (excluding the current PEO and the former PEO), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding the current PEO and the former PEO) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding the current PEO and the former PEO) for fiscal years 2025 to determine the compensation actually paid, using the same methodology described above:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs ($)	Average Reported Value of Equity Awards - NEOs ($)	Average Equity Award Adjustments - NEOs ($)	Average Compensation Actually Paid to Non- PEO NEOs ($)
2025	$2,541,981	$(1,761,143)	$954,721	$1,735,559

•
The fair value or change in fair value, as applicable, of equity awards was determined by reference to (x) for

RSU awards, the closing price of our common stock on the applicable measurement date, (y) for market-conditioned performance-based equity awards, a Monte Carlo simulation with reference to the risk free rate, dividend yield and volatility assumptions as of the applicable measurement date and (z) for options, the closing stock price, in addition to the stock option's strike price, expected life, volatility, expected dividend yield, and risk-free rate as of the measurement date. The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Equity Awards Granted in the Year ($)	Year Over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards at Year End Granted in Prior Years ($)	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Average Change in Fair Value (from the end of the prior year) of Equity Awards Granted in Prior Years that Vested in the Year ($)	Average Fair Value at the end of the prior year of Equity Awards Granted in Prior Years that Failed to Meet Vesting Conditions in the covered year	Average Value of Dividends or other Earnings Paid on Stock Awards not Otherwise Reflected in Fair Value or Total Compensation in the Summary Compensation Table for the Fiscal Year	Total Average Equity Award Adjustments - NEOs ($)
2025	$973,641	$(167,953)	$123,004	$26,029	$—	$—	$954,721

(5)
This column represents cumulative Company total shareholder return ("TSR") and is calculated by assuming that a $100 investment was made on the day prior to the first fiscal year reported and reinvesting all dividends until the last day of each reported fiscal year.
(6)
This column represents cumulative peer group TSR computed in accordance with Note 5. The peer group used for this purpose is the following published industry index: Nasdaq Biotech Index.
(7)
The dollar amounts reported in column (i) represent the amount of net income (loss) reflected in the Company's audited financial statements for the applicable year.
(8)
We determined total net revenue to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO and Non-PEO NEOs in 2025. This performance measure may not have been the most important financial performance measure for previous years, and we may determine a different financial performance measure to be the most important financial performance measure in future years.

Financial Performance Measures

As described in greater detail in the Compensation Discussion and Analysis section of this Proxy Statement, the Company's executive compensation program reflects a pay-for-performance philosophy. The metrics that the Company uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our Named Executive Officers to increase the value of our enterprise for our shareholders. The most important financial performance measures used by the Company to link executive compensation actually paid to the Company's Named Executive Officers, for the most recently completed fiscal year, to the Company's performance are as follows:

•
Total Net Revenue
•
ZYNRELEF and APONVIE revenue
•
CINVANTI and SUSTOL revenue
•
Operating Expense
•
EBITDA
•
Cash on hand

Please see the Compensation Discussion and Analysis above regarding details on how we define Operating Expense, EBITDA and Cash on hand.

Analysis of the Information Presented in the Pay Versus Performance Table

We generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with "compensation actually paid" (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following description of the relationships between information presented in the Pay Versus Performance table.

Cumulative TSR of the Company and Cumulative TSR of the Peer Group

The TSR of the Company, assuming an initial fixed $100 investment and computed in accordance with the requirements of Item 402(v) of Regulation S-K, was $6.14, $7.23, $8.03, $11.81, and $43.13 for 2021-2025, 2021-2024, 2021-2023, 2021 - 2022 and 2021, respectively. The TSR of the Company's Peer Group (the NASDAQ Biotechnology index), assuming an initial fixed $100 investment and computed in accordance with the requirements of Item 402(v) of Regulation S-K, was $119.92, $90.58, $91.84, $88.53, and $99.37 for 2021-2025, 2021-2024, 2021-2023, 2021 - 2022 and 2021, respectively. A $100 investment made in the Company on the day prior to the first fiscal year reported in the Pay Versus Performance table, assuming reinvestment of all dividends, would have declined to $6.14 by the last day of the last fiscal year reported in the Pay Versus Performance table. Conversely, a $100 investment made in the Company's Peer Group on the day prior to the first fiscal year reported in the Pay Versus Performance table, assuming reinvestment of all dividends, would have increased to $119.92 by the last day of the last fiscal year reported in the Pay Versus Performance table.

Compensation Actually Paid and Cumulative Company TSR

The compensation actually paid to our current PEO and former PEO, as computed in accordance with the requirements of Item 402(v) of Regulation S-K, aggregated, was $2,922,837, $3,473,940, $11,705,860, $(2,798,657), and $(1,032,982) for 2025, 2024, 2023, 2022, and 2021, respectively. The average amount of compensation actually paid to the NEOs as a group (excluding our current and former PEO), as computed in accordance with Item 402(v) of Regulation S-K, was $1,552,225, $1,671,651, $1,794,691, $357,507, and $(619,359) for 2025, 2024, 2023, 2022, and 2021, respectively. The TSR of the Company, assuming an initial fixed $100 investment and computed in accordance with the requirements of Item 402(v) of Regulation S-K, was $6.14, $7.23, $8.03, $11.81, and $43.13 for 2021-2025, 2021-2024, 2021-2023, 2021 - 2022 and 2021, respectively. Over the period covered by the pay versus performance table, the cumulative TSR of the Company declined while the compensation actually paid to the PEO and former PEO, aggregated, and the average amount of compensation actually paid to the NEOs as a group (excluding our current and former PEO), increased.

Compensation Actually Paid and Company Net Loss

The compensation actually paid to our current PEO and former PEO, as computed in accordance with the requirements of Item 402(v) of Regulation S-K, was $2,922,837, $3,473,940, $11,705,860, $(2,798,657), and $(1,032,982) for 2025, 2024, 2023, 2022, and 2021, respectively. The average amount of compensation actually paid to the NEOs as a group (excluding our current and former PEO), as computed in accordance with Item 402(v) of Regulation S-K, was $1,552,225, $1,671,651, $1,794,691, $357,507, and $(619,359) for 2025, 2024, 2023, 2022, and 2021, respectively. The Company's net loss, as computed in accordance with Item 402(v) of Regulation S-K and reflected in the Company's audited financial statements for the applicable fiscal year, was $(20,195,000), $(13,580,000), $(110,559,000), $(182,024,000), and $(220,683,000) for 2025, 2024, 2023, 2022, and 2021, respectively. Over the period covered by the pay versus performance table, the Company's net loss decreased. In other words, over the period covered by the pay versus performance table, the Company's net income increased. In directional alignment, the compensation actually paid to the PEO and former PEO, aggregated, and the average amount of compensation actually paid to the NEOs as a group (excluding our current and former PEO), also increased.

Compensation Actually Paid and Total Net Revenue

The compensation actually paid to our current PEO and former PEO, as computed in accordance with the requirements of Item 402(v) of Regulation S-K, was $2,922,837, $3,473,940, $11,705,860, $(2,798,657), and $(1,032,982) for 2025, 2024, 2023, 2022, and 2021, respectively. The average amount of compensation actually paid to the NEOs as a group (excluding our current and former PEO), as computed in accordance with Item 402(v) of Regulation S-K, was $1,552,225, $1,671,651, $1,794,691, $357,507, and $(619,359) for 2025, 2024, 2023, 2022, and 2021, respectively. The Company's total net revenue, as computed in accordance with Item 402(v) of Regulation S-K and reflected in the Company's audited financial statements for the applicable fiscal year, was $154,904,000, $144,285,000, $127,044,000, $107,672,000, and $86,346,000 for 2025, 2024, 2023, 2022, and 2021, respectively. Over the period covered by the pay versus performance table, the Company's revenue increased. In directional alignment, the compensation actually paid to the PEO and former PEO, aggregated, and the average amount of compensation actually paid to the NEOs as a group (excluding our current and former PEO), also increased.

All information provided above under the "Pay Versus Performance" heading will not be deemed to be incorporated by reference in any filing of our Company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

AUDIT COMMITTEE REPORT

The Audit Committee assists the Board in overseeing the integrity of our accounting and financial reporting processes and the audit of the Company's financial statements in accordance with the Audit Committee's written charter, a copy of which is available on the Company's website at www.herontx.com. The Audit Committee is responsible for evaluating and overseeing the work performed by the Company's independent registered public accounting firm and the performance of our internal audit function.

The Audit Committee's functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm.

The Audit Committee oversees the Company's accounting and financial reporting processes on behalf of the Board. The Company's management has the primary responsibility for the preparation, presentation, and integrity of the Company's financial statements and for establishing and maintaining an effective system of internal control over financial reporting and assessing the effectiveness of internal control over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2025, and management's assessment of the effectiveness of the Company's internal control over financial reporting with management.

The Audit Committee has discussed with the Company's independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality and the acceptability of the Company's financial reporting and the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board ("PCAOB") and the SEC. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence. The Audit Committee has discussed with the independent registered public accounting firm their independence from the Company and from management.

The Audit Committee meets with the independent registered public accounting firm periodically, with and without management present, to discuss the results of the independent registered public accounting firm's examinations, the overall quality of the Company's financial reporting, and the independent registered public accounting firm's reviews of the quarterly financial statements and drafts of the quarterly and annual reports.

Based on the reviews, discussions, and written disclosures referred to above, the Audit Committee recommended to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the SEC.

Craig Johnson, Chairperson

Michael Kaseta

Christian Waage

FEES OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table shows the aggregate fees for services rendered in or provided for 2025 and 2024, as applicable, by Withum, our independent registered public accounting firm.

	2025	2024
Audit Fees (1)	$696,720	$624,795
Audit-related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$696,720	$624,795

(1)
The audit fees for both 2025 and 2024 were for professional services rendered in connection with the audit of our annual financial statements and internal control over financial reporting and for the review of the quarterly financial statements. The amounts also include fees for services that are normally provided by the auditor in connection with regulatory filings and engagements for the years identified.

The Audit Committee reviews and pre-approves all audit and non-audit services performed by the Company's independent registered public accounting firm, as well as the fees charged for such services, in accordance with the pre-approval policies and procedures that have been established by the Audit Committee. In its review of non-audit service fees, the Audit Committee will consider, among other things, the possible impact of the performance of such services on the auditor's independence. All services rendered by Withum during 2025 and 2024 were pre-approved by the Audit Committee.

PROPOSAL 1 - ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders will vote to elect seven nominees to serve as directors of the Company until the 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier death, resignation or removal.

Pursuant to the 2023 Cooperation Agreement, the Company agreed to initially appoint Messrs. Collard and Morgan to the Board and include Messrs. Collard and Morgan in the Company's slate of nominees for the election of directors at the 2023 Annual Meeting of Stockholders and recommend that the Company's stockholders vote in favor of their election at the 2023 Annual Meeting of Stockholders. Messrs. Collard and Morgan were subsequently elected as directors by our stockholders at the 2024 Annual Meeting of Stockholders. Following their service on the Board during 2024, the Governance Committee has unanimously recommended their nomination as directors at the Annual Meeting.

Pursuant to the 2025 Cooperation Agreement, the Company agreed to initially appoint Mr. Cusack to the Board and include Mr. Cusack in the company's slate of nominees for the election of directors at the Annual Meeting and recommend that the Company's stockholders vote in favor of their election at the Annual Meeting. Following his service on the Board during 2025, the Governance Committee has unanimously recommended his nomination as a director at the Annual Meeting.

Upon such recommendation of the Governance Committee and the Governance Committee's nominations with respect to the other director nominees named in this Proxy Statement, our Board has unanimously nominated Dr. Dissanaike and Messrs. Collard, Cusack, Johnson, Kaseta, Morgan and Waage for election as directors of the Company at the Annual Meeting and recommends that the Company's stockholders vote in favor of their election at the Annual Meeting. The foregoing director nominees have indicated that they are willing and able to serve as directors if elected. If any of these individuals becomes unable or unwilling to serve, the accompanying proxy card may be voted for the election of such other person as shall be designated by our Board or our Board may decrease the size of our Board. The proxies being solicited may be voted for no more than seven director nominees at the Annual Meeting.

Vote Required and Board Recommendation

The director nominees shall be elected by a majority of the votes cast with respect to that director nominee, provided a quorum is established. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

The Board of Directors recommends a vote "FOR" the election of each of the director nominees named in this Proxy Statement.

Unless otherwise instructed, it is the intention of the persons named in the accompanying proxy card to vote shares represented by properly executed proxy cards for the election of Dr. Dissanaike and Messrs. Collard, Cusack, Johnson, Kaseta, Morgan, and Waage.

PROPOSAL 2 - RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected Withum as our independent registered public accounting firm for the year ending December 31, 2026. At the Annual Meeting, the stockholders will vote to ratify the appointment of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Withum has audited our financial statements since August 2021, shortly after its acquisition of certain assets of OUM & Co. LLP, our independent registered accounting firm from 2006 through August 2021. Representatives of Withum are expected to be present online at the Annual Meeting and will have the opportunity to make statements if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.

Stockholder ratification of the appointment of Withum as our independent registered public accounting firm is not required by law or our bylaws. However, our Audit Committee is submitting the appointment of Withum to the stockholders for ratification as a matter of good corporate practice. In the event our stockholders fail to ratify the appointment of Withum, our Audit Committee will reconsider its selection. Even if the appointment is ratified, our Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.

Vote Required and Board Recommendation

The proposal to ratify the appointment of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2026 requires the affirmative vote of a majority of the votes properly cast on this proposal, provided a quorum is established. Abstentions will have no effect on the outcome of this proposal. We do not expect any broker non-votes on this proposal since we expect brokers, banks or other nominees to have discretionary authority to vote on this proposal.

The Board of Directors recommends a vote "FOR" the ratification of the appointment of Withum Smith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

PROPOSAL 3 - ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

At the Annual Meeting, our stockholders will have the opportunity to vote, on a nonbinding advisory basis, to approve the compensation of the Company's Named Executive Officers, as identified in this Proxy Statement under the heading "Executive Compensation," in accordance with Section 14A of the Exchange Act (also known as the "Say-on-Pay" vote). The Say-on-Pay vote is a nonbinding advisory vote on the compensation of our Named Executive Officers, as such compensation is disclosed pursuant to Item 402 of Regulation S-K in this Proxy Statement. The Say-on-Pay vote is not a vote on the Company's general compensation policies, compensation of our Board or the Company's compensation policies as they relate to risk management, but rather on the overall compensation of our Named Executive Officers and the philosophy, policies and practices with respect to such compensation described in this Proxy Statement. We currently hold our Say-on-Pay vote every year. We expect the next advisory Say-on-Pay vote will occur at the 2027 Annual Meeting.

The compensation paid to our Named Executive Officers is described in the compensation tables and the related narrative disclosure contained in this Proxy Statement. Pursuant to Section 14A of the Exchange Act, our Board is asking stockholders to cast a nonbinding advisory vote "FOR" the following resolution:

"RESOLVED, that the compensation paid to the company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including Compensation Discussion and Analysis, the related compensation tables and narrative discussion, is hereby APPROVED."

Although this vote is nonbinding, our Board values the views of our stockholders and will consider the outcome of the vote when determining future compensation arrangements for our Named Executive Officers.

Vote Required and Board Recommendation

The proposal to approve, on a nonbinding advisory basis, the compensation paid to our Named Executive Officers requires the affirmative vote of a majority of the votes properly cast on this proposal, provided a quorum is established. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

The Board of Directors recommends a vote "FOR" approval, on an advisory basis, of the compensation paid to our Named Executive Officers for the fiscal year ended December 31, 2025.

PROPOSAL 4 - APPROVAL OF RESTATED 2007 PLAN

General

At the Annual Meeting, stockholders are being asked to vote to approve an amendment and restatement of our our 2007 Plan to, among other things, increase the number of shares of common stock authorized for issuance thereunder by an additional 16,560,000 shares, extend the term of the 2007 Plan as described below, and incorporate other non-material administrative and technical amendments as described below (the "Restated 2007 Plan").

Our Restated 2007 Plan provides long-term equity incentives to our employees, consultants and directors in order to encourage such award recipients to act in the stockholders' interest and share in the Company's future success. In addition to increasing the number of shares available for issuance, the Restated Plan incorporates the following updates to the 2007 Plan:

•
extends the expiration date until June 11, 2036, which is the tenth anniversary of the date of the Annual Meeting,
•
provides for other customary exceptions to the one-year minimum vesting requirement for substitute awards granted in mergers and acquisitions and shares delivered in lieu of cash payment obligations,
•
other non-material and technical updates.

Otherwise the terms of the Restated 2007 Plan do not differ materially from the terms of the 2007 Plan.

Reasons for Seeking Approval of the Restated 2007 Plan

The Board believes that equity-based compensation is a critical part of the Company's compensation program. Our Restated 2007 Plan would be overseen by our Compensation Committee as the delegate administrator. Stockholder approval of the Restated 2007 Plan share increase would allow us greater flexibility to continue to attract, motivate and retain key personnel including directors, officers and other service providers, through equity-based compensation in a highly competitive industry. The Board further believes that, without stockholder approval of the Restated 2007 Plan share increase, the Company's ability to attract, motivate and retain key personnel would be significantly weakened.

Why We Believe the Share Increase Request is Reasonable

In 2023, 2024, and 2025 the Company granted equity awards covering an aggregate of 14,307,885, 9,362,108, and 7,567,022 shares of common stock under the 2007 Plan, respectively. The footnotes to the Company's financial statements in its Annual Report on Form 10-K for each of the fiscal years ended December 31, 2023, 2024, and 2025 set forth detailed information regarding the equity awards granted each year, as well as the total number of outstanding shares with respect to each type of award.

As of December 31, 2025, there were 23,555,107 shares of common stock underlying stock options, 3,173,807 shares of common stock underlying restricted stock units and 8,493,275 shares of common stock remaining available for grants under the 2007 Plan, and the total number of shares of common stock subject to outstanding awards under the 2007 Plan was 26,728,914 and the total number of shares of common stock subject to outstanding awards granted pursuant to non-2007 Plan awards was 5,775,000. If our stockholders approve the proposed amendment to the 2007 Plan, we will have 25,053,275 shares available for grant for new awards following the Annual Meeting reduced by the number of shares covered by awards that we grant under the 2007 Plan between December 31, 2025 and the date of the Annual Meeting, and which are awards are not forfeited, canceled or expired prior to the date of the Annual Meeting.

The following table includes information regarding potential dilution from equity awards outstanding under the 2007 Plan and shares of common stock available for future grant under the 2007 Plan as of December 31, 2025, outstanding non-2007 Plan equity awards, as well as the proposed increase in shares of common stock available for future grant under the 2007 Plan:

	Number of Shares	As a percentage of common stock outstanding as of December 31, 2025 (188,314,430 shares)
Total shares of common stock subject to outstanding awards as of December 31, 2025 under the 2007 Plan	26,728,914	14.2%
Total shares of common stock available for future grant as of December 31, 2025 under the 2007 Plan	8,493,275	4.5%
Total shares of common stock subject to outstanding awards as of December 31, 2025 not under the 2007 Plan	5,775,000	3.1%
Proposed additional shares of common stock available for future grant under the 2007 plan	16,560,000	8.8%

In addition to overall dilution, the Compensation Committee reviewed annual dilution from the Company's equity incentive plans during 2025 in approving the amendment to the 2007 Plan. The Company measures annual dilution as: (i) the total number of shares of common stock granted as equity awards during the year; less (ii) cancellations and other shares returned to the reserve; divided by (iii) total shares of common stock outstanding at the end of the year. The Company's annual dilution for 2025 calculated on this basis was 2.0%.

The Company also monitors stockholder dilution by tracking the number of shares of common stock subject to equity awards that it grants annually, commonly referred to as "burn rate." Burn rate shows how rapidly a company is depleting its shares reserved for equity-based compensation awards, and is calculated as: (i) the number of shares of common stock granted as equity awards during a fiscal year; divided by (ii) the weighted average number of shares of common stock outstanding during the year. The Company also evaluates and considers factors that may impact the burn rate. Such factors include stock price (that is, a lower stock price requires more shares to transfer the same value) and out-of-cycle grants (which include significant new hires and special one-time retention grants). The burn rate for the past three years is reflected in the following table:

Year	Stock Awards	Option Awards	Equity Awards Granted	Weighted Average Number of Shares of Common Stock Outstanding	Burn Rate
2025	2,455,840	5,111,182	7,567,022	166,706,649	4.5%
2024	2,074,716	7,557,392	9,632,108	152,448,523	6.3%
2023	1,657,506	12,650,379	14,307,885	138,134,914	10.4%

The three-year average burn rate (calculated on the basis shown above) is seven and one-tenth percent (7.1%).

An additional metric that the Company uses to measure the cumulative impact of its equity program is "overhang." We define overhang as: (i) the number of shares of common stock granted as equity awards, but not exercised or settled; plus (ii) the number of shares of common stock available to be granted; divided by (a) the sum of the total number of shares of common stock outstanding at the end of the year; plus (b) the number of shares of common stock granted as equity awards, but not exercised or settled; plus (c) the number of shares of common stock remaining available for grant. If the proposed amendment to the 2007 Plan is approved, the Company's overhang calculated on this basis would increase from fifteen and eight-tenths percent (15.8%) to twenty-one and six-tenths percent (21.6%), and then would be expected to decline as awards are exercised and/or become vested.

The Company believes that the increased number of shares of common stock available for grant requested under this proposal is necessary for the Company to continue to attract, motivate and retain key personnel as part of its overall compensation design. In approving the increase, the Compensation Committee believes that the share increase request is appropriate for our industry and consistent with the practices of our peer companies.

If stockholders do not approve this proposal, the Company will have insufficient shares remaining available for grant under the 2007 Plan which may significantly negatively affect our ability to grow our business by not providing equity-based compensation to attract, motivate and retain key employees.

Summary of the Restated 2007 Plan

General. The following is a summary of the principal features of the Restated 2007 Plan, together with the applicable tax implications with respect to the Restated 2007 Plan. The summary is qualified by reference to the full text of the Restated 2007 Plan, as amended, which is attached as Appendix A to this Proxy Statement.

The purpose of the Restated 2007 Plan is to encourage ownership in the Company by key personnel whose long-term employment or other service relationship with the Company is considered essential to the Company's continued progress and, thereby, encourage recipients to act in the stockholders' interest and share in the Company's success. Stock options and stock awards, including restricted stock, restricted stock units, stock appreciation rights and similar types of awards, may be granted under the Restated 2007 Plan. Options granted under the Restated 2007 Plan may be either "incentive stock options," as defined in Section 422 of the United States Internal Revenue Code of 1986, as amended (the "Code"), or non-statutory stock options.

Administration. The 2007 Plan may be administered by our Board, a committee of our Board, or an employee or director delegated by our Board or our Board committee in accordance with the terms of the Restated 2007 Plan (as applicable, the "Administrator"). Our Board has delegated this authority to our Compensation Committee. The Board or a committee may also delegate to an authorized officer or officers of the Company the power to approve awards to persons eligible to receive awards under the Restated 2007 Plan who are not Section 16 officers or any other executive officer. The Administrator has the authority to, among other things, select the employees, consultants and directors to whom awards are granted under the Restated 2007 Plan; determine the number of shares of common stock to be covered by each award; determine the type of award granted to the selected employees, consultants and directors; determine the terms and conditions, not inconsistent with the terms of the Restated 2007 Plan, of any award; and to construe and interpret the terms of the Restated 2007 Plan.

Eligibility. Awards may be granted under the Restated 2007 Plan to employees, including our officers, directors and consultants of the Company or our affiliates. Incentive stock options may be granted only to our employees or employees of our subsidiaries, if any. As of December 31, 2025, 151 individuals were eligible to receive awards under the 2007 Plan, including 130 employees (including our four Named Executive Officers), our six non-employee directors and approximately 15 consultants. The Administrator, in its discretion, selects the employees, directors and consultants to whom awards may be granted, the time or times at which such awards are granted, and the terms of such awards. However, no individual may be granted equity awards under the Restated 2007 Plan covering more than fifty percent (50%) of the number of shares authorized for issuance under the Restated 2007 Plan in any calendar year, except that in connection with an individual's commencement of service with us, he or she may be granted awards covering up to an additional 200,000 shares in the year in which such service commences.

Securities Subject to the Restated 2007 Plan. If the Restated 2007 Plan is approved, an aggregate of 63,250,000 shares of common stock will be reserved for issuance under the Restated 2007 Plan. As of the Record Date, the closing price of our common stock was $0.94 per share and we had 188,638,866 shares of common stock outstanding. Unissued shares subject to awards that are canceled, expire or are forfeited will be available for re-grant or sale under the Restated 2007 Plan. Notwithstanding the foregoing, if stockholders approve the Restated 2007 Plan, from and after such approval shares withheld by or delivered to satisfy the exercise price of options or tax withholding obligations with respect to any award granted under the Restated 2007 Plan will nonetheless be deemed to have been issued under the Restated 2007 Plan and will not be available for re-issuance under the Restated 2007 Plan. Shares available under the Restated 2007 Plan may be either outstanding shares repurchased by the Company or newly issued shares.

Director Awards. The aggregate dollar value of cash compensation and awards (based on the grant date fair value of such awards) granted under the Restated 2007 Plan or otherwise during any calendar year to any one non-employee director shall not exceed $750,000. However, in any calendar year in which a non-employee director first joins the Board or is designated as Chairman of the Board, the maximum aggregate dollar value of equity-based and cash compensation granted to the non-employee director may be up to two hundred percent (200%) of the foregoing limit.

Minimum Vesting Period. Awards under the plan may not vest prior to the first anniversary of the grant date, except that the following grants are not subject to such minimum vesting requirements; (i) up to five percent (5%) of the maximum number of shares that may be granted under the Restated 2007 Plan, (ii) awards granted to non-employee directors prior to the next annual meeting held at least 50 weeks after the prior annual meeting, (iii) substitute awards granted in mergers and acquisitions, (iv) shares delivered in lieu of cash payment obligations and (v) vesting acceleration provided in the cases of death, disability, retirement or a change in control.

Terms and Conditions of Options. Each option is evidenced by a stock option agreement between us and the optionee specifying: (i) the number of shares subject to the option; (ii) the type of option; (iii) the exercise price with respect to the shares subject to the option and the means of payment for the shares; (iv) the term of the option; (v) the terms and conditions relating to the vesting and exercisability of the option; (vi) restrictions on transfer of the option or the shares subject to the option and forfeiture provisions; and (vii) such further terms and conditions, in each case not inconsistent with the Restated 2007 Plan, as may be determined from time to time by the Administrator, and is subject to the following additional terms and conditions:

Exercise Price. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option or a non-statutory stock option may not be less than one hundred percent (100%) of the fair market value of the common stock on the date the option is granted and the exercise price of an incentive stock option granted to an employee who holds more than ten percent (10%) of our voting stock may not be less than one hundred ten percent (110%) of the fair market value of the common stock on the date the option is granted. The fair market value of the common stock is generally equal to the closing price for the shares as quoted on the principal exchange or quotation service for our common stock as of the applicable date.

Exercise of Option; Form of Consideration. The Administrator determines when options vest and become exercisable and in its discretion may accelerate the vesting of any outstanding option. Our standard vesting schedule applicable to options granted to employees has been a four-year period from the date of grant or the date of hire, assuming continued employment with us. The means of payment for shares issued upon exercise of an option are specified in each option agreement. The Restated 2007 Plan permits payment to be made by cash, check, wire transfer, other shares of our common stock (with some restrictions), broker assisted same-day sales, a reduction in the amount of any of our liability owed to the awardee (including any liability attributable to the awardee's participation in any of our deferred compensation programs or arrangements), any other form of consideration permitted by applicable law (which may include a "net exercise" program) and the Administrator, or any combination thereof.

Term of Option. The term of an option may be no more than ten years from the date of grant, although the term of an incentive stock option granted to an employee who holds more than ten percent (10%) of our voting stock may be no more than five years from the date of grant. No option may be exercised after the expiration of its term.

Terms and Conditions of Stock Awards. Stock awards may be restricted or unrestricted stock grants, restricted stock units, stock appreciation rights or other similar stock awards. Each stock award agreement contains provisions regarding (i) the number of shares subject to the stock award, (ii) the purchase price of the shares, if any, and the means of payment for the shares, (iii) the performance criteria, if any, and level of achievement versus these criteria that will determine the number of shares granted, issued, retainable and vested, as applicable, (iv) such terms and conditions on the grant, issuance, vesting and forfeiture of the shares, as applicable, as may be determined from time to time by the Administrator, (v) restrictions on the transferability of the stock award or the shares, and (vi) such further terms and conditions, in each case not inconsistent with the Restated 2007 Plan, as may be determined from time to time by the Administrator.

Performance Criteria. The grant, issuance, retention, settlement and/or vesting of each stock award or the shares subject thereto may be subject to such performance criteria and the level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on financial performance, personal performance evaluations and/or completion of service by the awardee.

The Restated 2007 Plan provides that the Administrator may grant awards that vest or become exercisable upon the attainment of performance targets which are related to one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit, affiliate or business segment (which may be measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group): (i) cash flow; (ii) earnings (including gross margin; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings before taxes; and net earnings); (iii) earnings per share; (iv) growth in earnings or earnings per share; (v) stock price; (vi) return on equity or average stockholders' equity; (vii) total stockholder return; (viii) return on capital; (ix) return on assets or net assets; (x) return on investment; (xi) revenue or growth in revenue; (xii) income or net income; (xiii) operating income or net operating income, in aggregate or per share; (xiv) operating profit or net operating profit; (xv) operating margin; (xvi) return on operating revenue; (xvii) market share; (xviii) contract awards or backlog; (xix) overhead or other expense reduction; (xx) growth in stockholder value relative to the moving average of the S&P 500 Index or a peer group index; (xxi) credit rating; (xxii) strategic plan development and implementation (including individual performance objectives that relate to achievement of the Company's or any business unit's strategic plan); (xxiii) improvement in workforce diversity; (xxiv) growth of revenue, operating income or net income; (xxv) efficiency ratio; (xxvi) ratio of nonperforming assets to total assets; and (xxvii) any other similar criteria. Our Compensation Committee (or another committee of directors appointed by the Board) may appropriately adjust any evaluation of performance under the criteria specified above to exclude any of the following events that occurs during a performance period: asset write-downs, litigation or claim judgments or settlements, the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, accruals for reorganization and restructuring programs, any gains or losses classified as extraordinary or as discontinued operations in the Company's financial statements, and merger, acquisitions or divestitures.

Adjustments upon Changes in Capitalization, Dissolution, Merger or Asset Sale. Subject to any required action by the stockholders of the Company, in the event of any stock split, reverse stock split, stock dividend, combination, reclassification of our common stock, payment of a dividend or distribution in a form other than stock (excepting normal cash dividends) that has a material effect on the fair market value of our common stock or any other increase or decrease in the number of issued shares of our common stock effected without receipt of our consideration, proportionate adjustments shall be made to: (i) the number of shares of our common stock covered by each outstanding award under the Restated 2007 Plan; (ii) the number of shares of our common stock which have been authorized for issuance under the Restated 2007 Plan but as to which no awards have yet been granted or which have been returned to the Restated 2007 Plan upon cancellation, forfeiture or expiration of an award; (iii) the aggregate and individual share limitations set forth in the Restated 2007 Plan; and (iv) the price per share of our common stock covered by each such outstanding award under the Restated 2007 Plan.

In the event of certain mergers with or into another corporation, sales of substantially all of our assets, direct or indirect sales or exchanges of more than fifty percent (50%) of our voting stock, liquidations and/or other transactions set forth in an award agreement, unless otherwise provided in an employment agreement (or award agreement, if applicable), in the event that the successor corporation does not assume or substitute for any outstanding award, so that the award will be cancelled and terminated in the transaction, such award will fully vest and, with respect to options and stock appreciation rights, become exercisable with respect to all of the shares subject to the award, and all performance goals or other vesting criteria with respect to such award will be deemed achieved at target levels and all other terms and conditions will be deemed met.

Term of the Restated 2007 Plan and Amendment and Termination of the Restated 2007 Plan. The Restated 2007 Plan shall continue in effect until June 11, 2036, unless terminated earlier. The Administrator may amend, alter or discontinue the Restated 2007 Plan or any award agreement at any time. However, we will obtain stockholder approval for any amendment to the Restated 2007 Plan if stockholder approval is necessary or desirable to comply with any applicable law or exchange listing requirements. In addition, we will obtain stockholder approval of any of the following: (i) a material increase in the number of shares available for issuance under the Restated 2007 Plan (other than an adjustment on a stock split or other corporate transaction); (ii) a change of the class of persons eligible to receive awards under the Restated 2007 Plan; (iii) a reduction in the minimum exercise prices at which options may be granted; or (iv) any amendment of outstanding options or stock appreciation rights that effects a repricing of such awards. Generally, no amendment of the Restated 2007 Plan shall impair the rights of an outstanding award without the consent of the awardee.

Clawback requirements. Any awards granted under the Restated 2007 Plan will be subject to recovery under any law, government regulation, stock exchange listing requirement, and any clawback policy adopted by the Company.

Awards under the 2007 Plan. The following table sets forth the options and restricted stock units issued under the 2007 Plan that were granted to specified persons or groups since the 2007 Plan's inception, as of April 1, 2026.

Name	Number of Shares Underlying Awards Granted Since Inception
Each Named Executive Officer:
Craig Collard	12,580,936
Ira Duarte	1,428,377
William Forbes	1,371,883
Mark Hensley	376,629
All current Named Executive Officers as a group	15,757,825
Each nominee for election as a director:
Tom Cusack	319,111
Sharmila Dissanaike, M.D.	396,288
Craig Johnson	580,038
Mike Kaseta	372,961
Adam Morgan	470,594
Christian Waage	468,813
All current directors who are not Named Executive Officers as a group	2,607,805
Each associate of any such directors, executive officers or nominees	—
Each other person who received or is to receive 5% of such options, warrants or rights	—
All current employees, including all officers who are not Named Executive Officers, as a group	18,050,270

New Plan Benefits. No awards have been granted that are contingent on the approval of the Restated 2007 Plan, as proposed to be amended. Awards under the Restated 2007 Plan, as proposed to be amended, would be made at the discretion of the Compensation Committee or the Board. Therefore, the benefits and amounts that will be received or allocated under the Restated 2007 Plan, as proposed to be amended, in the future are not determinable at this time.

Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2007 Plan. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change. The summary is not complete and does not discuss the tax consequences upon a participant's death, or the income tax laws of any municipality, state or foreign country in which the participant may reside. Tax consequences for any particular participant may vary based on individual circumstances.

Incentive Stock Options. A participant recognizes no taxable income for regular income tax purposes because of the grant or exercise of an option that qualifies as incentive stock option under Section 422 of the Internal Revenue Code ("Code"). If a participant exercises the option and then later sells or otherwise disposes of the shares acquired through the exercise the option after both the two-year anniversary of the date the option was granted and the one-year anniversary of the exercise, the participant will recognize a capital gain or loss equal to the difference between the sale price of the shares and the exercise price, and we will not be entitled to any deduction for federal income tax purposes. However, if the participant disposes of such shares either on or before the two-year anniversary of the date of grant or on or before the one-year anniversary of the date of exercise (a "disqualifying disposition"), any gain up to the excess of the fair market value of the shares on the date of exercise over the exercise price generally will be taxed as ordinary income, unless the shares are disposed of in a transaction in which the participant would not recognize a loss (such as a gift). Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by the

Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code. For purposes of the alternative minimum tax, the difference between the option exercise price and the fair market value of the shares on the exercise date is treated as an adjustment item in computing the participant's alternative minimum taxable income in the year of exercise. In addition, special alternative minimum tax rules may apply to certain subsequent disqualifying dispositions of the shares or provide certain basis adjustments or tax credits for purposes.

Nonstatutory Stock Options. A participant generally recognizes no taxable income as the result of the grant of such an option. However, upon exercising the option, the participant normally recognizes ordinary income equal to the amount that the fair market value of the shares on such date exceeds the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of the shares acquired by exercising a nonstatutory stock option, any gain or loss (based on the difference between the sale price and the fair market value on the exercise date) will be taxed as capital gain or loss. Any ordinary income recognized by the participant upon exercising a nonstatutory stock option generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the shares acquired through the exercise of the nonstatutory stock option.

Stock Appreciation Rights. In general, no taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant generally will recognize ordinary income equal to the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Restricted Stock Awards. A participant acquiring shares of restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the vesting date, reduced by any amount paid by the participant for such shares. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, under Section 83(b) of the Code to accelerate the ordinary income tax event to the date of acquisition by filing an election with the Internal Revenue Service no later than thirty days after the date the shares are acquired. Upon the sale of shares acquired under a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Restricted Stock Unit Awards. There are no immediate tax consequences of receiving an award of restricted stock units. A participant who is awarded restricted stock units generally will recognize ordinary income equal to the fair market value of shares issued to such participant at the end of the applicable vesting period or, if later, the settlement date elected by the administrator or a participant. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss.

Performance Shares and Performance Unit Awards. A participant generally will recognize no income upon the grant of a performance share or a performance unit award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any cash or unrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Section 409A. Section 409A of the Code provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual's deferral and distribution elections and permissible distribution events. Awards granted under the Restated 2007 Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A of the Code, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be before the compensation is actually or constructively received. Also, if an award subject to Section 409A of the Code violates the provisions of Section 409A of the Code, Section 409A of the Code imposes an additional twenty percent (20%) federal income tax on compensation recognized as ordinary income, and interest on such deferred compensation.

Tax Effect for the Company. We generally will be entitled to a tax deduction in connection with an award under the Restated 2007 Plan equal to the ordinary income realized by a participant when the participant recognizes such income (for example, the exercise of a nonstatutory stock option) except to the extent such deduction is limited by applicable provisions of the Code. Special rules limit the deductibility of compensation paid to our chief executive officer and other "covered employees" as determined under Section 162(m) of the Code and applicable guidance. Under Section 162(m) of the Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000.

Vote Required and Board Recommendation

The proposal to approve the Restated 2007 Plan requires the affirmative vote of a majority of the votes properly cast on the proposal, provided a quorum is established. Abstentions will have no effect on the outcome of this proposal. Broker non-votes that occur with respect to this proposal, will have no effect on the outcome of this proposal.

The Board of Directors recommends a vote "FOR" approval of the Restated 2007 Plan.

PROPOSAL 5 - AMENDMENT OF ESPP

General

At the Annual Meeting, stockholders will vote to approve an amendment to our ESPP to increase the number of shares of common stock authorized for issuance thereunder by an additional 10,000,000 shares.

The ESPP permits the Company's employees to purchase our common stock at a discounted price. This plan is designed to encourage and assist employees of the Company to acquire an equity interest in the Company through the purchase of shares of our common stock. Subject to stockholder approval, our Compensation Committee has approved the amendment to the ESPP to increase the shares of common stock available for issuance thereunder by an additional 10,000,000 shares.

Reasons for Seeking Share Increase

The Board believes that equity-based compensation is a critical part of the Company's compensation program. Our Compensation Committee acts as administrator for our ESPP pursuant to authority delegated by the Board. Stockholder approval of the amendment to the ESPP would allow us to continue to offer shares under the ESPP as a means of allowing employees to invest a portion of their cash compensation in our common stock, which fosters ownership and encourages employees to focus on long-term growth in value. As of December 31, 2025, 3,162,321 shares of common stock have been issued under the ESPP and 229,600 shares of common remained available for future issuance; if this proposal is approved, the ESPP would have 10,229,600 shares available for future issuance.

The proposed additional 10,000,000 shares of common stock available for future issuance under the ESPP represents potential dilution of 5.3% as of December 31, 2025 (potential dilution for this purpose is determined by dividing the 10,000,000 additional shares by the total number of shares of the Company's common stock outstanding as of December 31, 2025). The dilution attributable to the ESPP for 2025 was 0.3% (which was determined by dividing the number of shares issued under the ESPP during 2025 by the total number of shares of the Company's common stock outstanding as of December 31, 2025). The Compensation Committee believes that this is a reasonable amount of potential dilution and appropriate for our industry and the practices of our peer companies.

The Company believes the proposed additional shares of common stock would be sufficient to cover purchases under the ESPP for approximately fourteen years. If stockholders do not approve this proposal, the Company will have 229,600 shares available for issuance under the ESPP. Given the current employee participation rates in the ESPP, this could limit the Company's ability to offer this type of equity-based compensation plan to its employees in the future.

Summary of the ESPP

General. The following is a summary of the principal features of the ESPP, as amended, together with the applicable tax implications with respect to the ESPP. The summary is qualified by reference to the full text of the ESPP, as amended, which is attached as Appendix B to this Proxy Statement.

Eligibility. All employees, including executive officers, customarily employed more than twenty hours per week and more than five months per year by the Company or any designated subsidiary are eligible to participate in the ESPP as of the first semi-annual enrollment date following commencement of employment, unless the employee directly or indirectly (including through ownership of options) owns five percent (5%) or more of the combined voting power of the Company. As of the December 31, 2025, the Company had 129 employees eligible to participate in the ESPP. Participation in the ESPP terminates immediately when a participant ceases to be employed for any reason or otherwise becomes ineligible to participate. Participants may elect to make contributions to the ESPP up to a maximum of ten percent (10%) of earnings. On the last trading date of April and October, the Company applies the funds then in each participant's account to the purchase of shares common stock. The cost of each share of common stock purchased is eighty-five percent (85%) of the lower of the closing prices for common stock on: (i) the first trading day in the enrollment period in which the purchase is made; and (ii) the purchase date.

The length of the offering period set by the ESPP may not exceed a maximum of twenty-four months, and is presently set at six months by our Board. Enrollment dates are the first business day of May and November. The Board may limit the maximum number of shares that may be purchased by a participant during any enrollment period and may limit the length of the enrollment periods. No participant's right to acquire shares may accrue at a rate exceeding $25,000 of the fair market value of our common stock in any calendar year. Shares of common stock available under the ESPP may be either outstanding shares repurchased by the Company or newly issued shares. As of the Record Date, the closing price of our common stock was $0.94 per share and we had 188,638,866 shares outstanding.

Administration. Our Compensation Committee acts as administrator of the ESPP and may amend or terminate the ESPP at any time and may provide for an adjustment in the purchase price and the number and kind of securities available under the plan in the event of a reorganization, recapitalization, stock split, or other certain similar events. However, amendments that would increase the number of shares reserved for purchase, would otherwise require stockholder approval in order to comply with Section 423 of the Code, other applicable laws, regulations or rules or with respect to which the Compensation Committee otherwise concludes that stockholder approval is advisable, require stockholder approval.

Awards under the ESPP.The following table shows the aggregate number of shares of common stock purchased by the named individuals and groups under the ESPP since its inception through April 1, 2026. Our non-employee directors are not eligible to participate in the ESPP.

Name	Number of Shares
Each Named Executive Officer:
Craig Collard	24,728
Ira Duarte	25,351
William Forbes	—
Mark Hensley	—
All current Named Executive Officers as a group	50,079
Each associate of any such directors, executive officers or nominees	—
Each other person who received or is to receive 5% of such options, warrants or rights	—
All current employees, including all officers who are not Named Executive Officers, as a group	1,504,153

New Plan Benefits. Because purchase rights are subject to discretion, including an employee's decision not to participate in the ESPP, awards under the ESPP for the current and future fiscal years are not determinable. No purchase rights have been granted with respect to the additional 10,000,000 shares for which approval is requested.

Federal Income Tax Consequences. The following is a general, brief summary of the principal federal income tax consequences of certain awards and transactions under the ESPP. The following summary is based upon an interpretation of present federal tax laws and regulations and may be inapplicable if such laws and regulations are changed. This summary is not intended to be exhaustive or constitute tax advice and does not describe state, local or foreign tax consequences, nor does it describe the consequences to any particular participant.

It is the intention of the Company that the ESPP will qualify as an employee stock purchase plan under Section 423 of the Code. The provisions of the ESPP, accordingly, will be construed so as to extend and limit participation in a manner consistent with the requirements of that Section of the Code. The Company believes that the following federal income tax consequences normally will apply with respect to the ESPP.

The payroll deductions withheld from a participant's pay under the ESPP will be taxable income to the participant and must be included in the participant's gross income for federal income tax purposes in the year which such amounts otherwise would have been received.

A participant will not be required to recognize any income for federal income tax purposes either at the time the participant is granted an option (which will be on the first day of the offering period) or by virtue of the exercise of the option (which will take place on the last day of such offering period). The federal income tax consequences of a sale or disposition of shares acquired under the ESPP depend in part on the length of time the shares are held by a participant before such sale or disposition. If a participant sells or otherwise disposes of shares acquired under the

ESPP (other than any transfer resulting from death) within two years after the first day of the applicable offering period or one year after the shares are acquired (the "Holding Period"), the participant must recognize ordinary compensation income in the year of such disposition in an amount equal to the excess of (i) the fair market value of the shares on the date such shares were acquired over (ii) the price paid for the shares by the participant. If the first day of the applicable offering period is the same date as the date that the shares are acquired, the Holding Period will be two years after such date. The amount of "ordinary" compensation income recognized by the participant will be added to the participant's basis in such shares for purposes of determining any additional gain or loss realized by the participant on the sale of the shares. Any such additional gain or loss will be taxed as capital gain or loss, long or short, depending on how long the participant held the shares.

If a participant sells shares acquired under the ESPP after the Holding Period or if the participant dies, the participant or the participant's estate must include as ordinary compensation income in the year of sale (or the taxable year ending upon death) an amount equal to the lesser of (1) the excess of the fair market value of the shares on the first day of the offering period over the option price (determined as if the option had been exercised on the first day of the offering period), or (2) the excess of the fair market value of the shares at the time of sale of the shares or on the date of death over the price paid for the shares by the participant. Except in the case of a transfer as a result of death, the amount of ordinary income recognized by the participant will be added to the participant's basis in such shares. Any gain realized upon the sale in excess of such basis will be taxed as a long-term capital gain. Any loss realized will be treated as long-term capital loss.

Tax Effect for the Company. The Company will not receive any income tax deduction as a result of issuing shares pursuant to the ESPP, except to the extent that a participant is required to include as ordinary income amounts arising upon the sale or disposition of such shares as discussed above.

Equity-Based Compensation Plan Information

The table below discloses information as of December 31, 2025 with respect to our equity-based compensation plans that have been approved by stockholders and equity-based compensation plans that have not been approved by stockholders.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options or Vesting of Outstanding Restricted Stock Units (a)		Weighted- Average Exercise Price of Outstanding Options (b)(6)	Number of Securities Remaining Available for Future Issuance under Equity-Based Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity-based compensation plans approved by security holders:
Stock option and award plans(1)	26,728,914	(4)	$3.26	8,493,275
Employee stock purchase plan(2)	—		$—	229,600
Equity-based compensation plans not approved by security holders(3)	5,775,000	(5)	$1.70	—
Total	32,503,914		$2.98	8,722,875

(1)
Includes the Amended and Restated 2007 Equity Incentive Plan. See a description of this plan under Note 10 to the Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2025.
(2)
Includes the 1997 Employee Stock Purchase Plan. See a description of this plan under Note 10 to the Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2025.
(3)
Non-qualified options and stock awards issued outside of the stockholder approved equity plans are governed in all respects by terms as if granted under the Amended and Restated 2007 Equity Incentive Plan. See description of the stock option plans under Note 10 to the Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2025.
(4)
Consists of 23,555,107 options (assuming maximum achievement for performance-based options) and 3,173,807 restricted stock units outstanding under the 2007 Plan.

(5)
Consists of 5,150,000 options (assuming maximum achievement of performance-based options) and 625,000 restricted stock units granted outside of the 2007 Plan as inducement equity awards. All such options were granted with an exercise price that equals fair market value of the underlying common stock on the grant dates and expire no later than 10 years from the date of grant. The options and restricted stock units have vesting schedules that generally provide for them to be fully vested four years after the date of grant, subject to continued service through each applicable vesting date.
(6)
Does not reflect restricted stock units included in the first column because restricted stock units do not have an exercise price.

Vote Required and Board Recommendation

The proposal to amend our ESPP requires the affirmative vote of a majority of the votes properly cast on the proposal, provided a quorum is established. Abstentions will have no effect on the outcome of this proposal. Broker non-votes that occur with respect to this proposal will have no effect on the outcome of this proposal.

The Board of Directors recommends a vote "FOR" the amendment to our ESPP to increase the number of shares of common stock authorized for issuance thereunder by an additional 10,000,000 shares.

PROPOSAL 6 - ADVISORY RATIFICATION OF OUR TAX BENEFITS PRESERVATION PLAN

General

On August 13, 2025, the Board adopted a Tax Benefits Preservation Plan, dated August 14, 2025, by and between the Company and Computershare Trust Company, N.A., as rights agent (as amended from time to time, the “Tax Benefits Preservation Plan”). As of December 31, 2025 and as detailed below, the Company had approximately $2.1 billion of federal and state net operating loss (“NOL”) carryforwards. The Company’s NOLs play a significant role in the Company’s business plan, and following recent financing transactions completed by the Company in August 2025 to raise capital and fund the Company’s operations (the “Financing Transactions”), the beneficial ownership of the Company’s common stock, par value $0.01 per share (“Common Stock”) held by certain of the Company’s existing investors, has increased, which has increased the risk of an ownership change under Section 382 of the Internal Revenue Code (the “Code”).

The Board of Directors is asking stockholders to ratify, on a nonbinding, advisory basis, the Board's adoption of the Tax Benefits Preservation Plan as part of the Board’s commitment to good corporate governance and to ensure that stockholders have an opportunity to voice their feedback on this important matter. Although this proposal is nonbinding, the Board will carefully consider the outcome in deciding whether the Tax Benefits Preservation Plan should be terminated prior to August 14, 2026, the date on which the Rights (as defined below) issued under the Tax Benefits Preservation Plan expire in accordance with its terms.

Rationale for Ratification of the Tax Benefits Preservation Plan

As of December 31, 2025, we had federal NOL carryforwards of $1.3 billion and state NOL carryforwards of $0.9 billion. The federal NOL carryforwards consist of $541.7 million generated before January 1, 2018, which began to expire in 2025, and $793.9 million that can be carried forward indefinitely, but are subject to the 80% taxable income limitation. The state NOL carryforwards will begin to expire in 2028. Sections 382 and 383 of the Code place a limitation on the amount of taxable income that can be offset by NOL and credit carryforwards after a change in control (generally greater than 50% change in ownership within a three-year period) of a loss corporation. Generally, after a change in control, a loss corporation cannot deduct NOL and credit carryforwards in excess of the limitations set forth in Sections 382 and 383 of the Code. State jurisdictions have similar rules. We have performed an analysis of IRC Sections 382 and 383 through August 2025 and determined there were ownership changes in 2007, 2011 and 2013. The limitation in the federal and state NOL and research and development credit carryforwards that expire unused would reduce the deferred tax assets, which are fully offset by a valuation allowance. The Tax Benefits Preservation Plan is intended to protect against a possible limitation on our ability to use our NOLs to reduce potential future U.S. federal and state income tax obligations.

The Rights issued under the Tax Benefits Preservation Plan will expire at the close of business on August 14, 2026, or earlier as provided in the Tax Benefits Preservation Plan, unless the Tax Benefits Preservation Plan is extended or terminated by the Board in accordance with its terms. The Board believes that it is in the best interests of the Company’s stockholders to maintain the Tax Benefits Preservation Plan until August 14, 2026 for the following reasons:

•
The Board believes that the Company’s NOLs are valuable assets that are critical for maximizing the benefits of the Financing Transactions and the Company’s operations enabled thereby for stockholders. As of December 31, 2025, the Company had federal NOL carryforwards of $1.3 billion and state NOL carryforwards of $0.9 billion. The federal NOL carryforwards consist of $541.7 million generated before January 1, 2018, which began to expire in 2025, and $793.9 million that can be carried forward indefinitely, but are subject to the 80% taxable income limitation. The state NOL carryforwards will begin to expire in 2028. In the event that our NOLs are impaired as described below, the ability to generate stockholder value from the Financing Transactions and the Company’s operations enabled thereby could be significantly reduced. Accordingly, the Board believes that the Tax Benefits Preservation Plan is essential for maximizing the benefits of the Financing Transactions and the Company’s operations enabled thereby and is thus in the best interests of us and of our stockholders.

•
Without the Tax Benefits Preservation Plan, the Company’s NOLs would be at significant risk of impairment. For federal and state income tax purposes, the Company may “carry forward” NOLs in certain circumstances to offset current and future taxable income, which will reduce future federal and state income tax liability, subject to certain requirements and restrictions. However, if the Company were to experience an “ownership change,” as defined in Section 382 of the Code, its ability to utilize these NOLs to offset future taxable income could be significantly limited. Generally, an “ownership change” would occur if the percentage of the Company’s stock owned by one or more “five percent stockholders” increases by more than fifty percentage points over the lowest percentage of stock owned by such stockholders at any time during the prior three-year period. The Tax Benefits Preservation Plan is intended to act as a deterrent to any person acquiring 4.99% or more of the outstanding shares of the Company’s Common Stock, or any existing 4.99% or greater holder from acquiring any additional shares of Common Stock, in each case, without the approval of the Board and thus mitigate the threat that stock ownership changes present to the Company’s NOL asset.
•
The Tax Benefits Preservation Plan is not intended to prevent a takeover proposal that is in the best interests of stockholders. The Tax Benefits Preservation Plan was not adopted in response to a specific takeover bid and is not intended to deter offers that are fair and otherwise in the best interests of all stockholders. Unlike many stockholder rights plans adopted by public companies, the Tax Benefits Preservation Plan limits only beneficial ownership of securities that a person would be deemed to directly, indirectly or constructively own as determined for purposes of Section 382 of the Code or the treasury regulations promulgated thereunder, as required to prevent impairment of the NOLs. Accordingly, the Tax Benefits Preservation Plan includes a procedure whereby the Board will consider requests to exempt certain proposed acquisitions of Common Stock from the applicable ownership trigger if the Board determines that the requested acquisition will not limit or impair the availability of the NOLs to the Company.

The vote on this proposal will inform the Board’s independent decision in the exercise of its fiduciary duties as to whether it is advisable and in the best interests of us and our stockholders to terminate the Tax Benefits Preservation Plan prior to August 14, 2026. Accordingly, the Board of Directors retains the authority to maintain the Tax Benefits Preservation Plan until August 14, 2026, regardless of whether stockholders approve this proposal. Likewise, even if stockholders approve this proposal, the Board of Directors may determine to terminate the Tax Benefits Preservation Plan before August 14, 2026. In addition, the Board may, at any time during the term of the Tax Benefits Preservation Plan, determine that the Tax Benefits Preservation Plan should be terminated, extended, or otherwise amended.

Summary Description of the Tax Benefits Preservation Plan

On August 13, 2025, the Board adopted the Tax Benefits Preservation Plan and declared a dividend of one preferred stock purchase right (individually, a “Right” and collectively, the “Rights”) for each outstanding share of Common Stock outstanding at the close of business on August 15, 2025 (the “Tax Benefits Preservation Plan Record Date”). Each Right entitles its holder, subject to the terms of the Tax Benefits Preservation Plan, to purchase from us one one-thousandth of a share of our Series B Preferred Stock, par value $0.01 per share (“Series B Preferred Stock”), at a price of $7.00 per Right, subject to certain anti-dilution adjustment. The description and terms of the Rights are set forth in the Tax Benefits Preservation Plan. The following description of the Tax Benefits Preservation Plan and the Rights does not purport to be complete and is qualified in its entirety by reference to the Tax Benefits Preservation Plan, which was filed as Exhibit 4.1 to a Current Report on Form 8-K filed by us with the SEC on August 15, 2025.

Dividend of Series B Preferred Stock Purchase Rights. In connection with its adoption of the Tax Benefits Preservation Plan, on August 13, 2025, the Board declared a dividend of one Right for each share of Common Stock of the Company outstanding at the close of business on the Tax Benefits Preservation Plan Record Date. Each Right will entitle the registered holder, after the Rights become exercisable and until August 14, 2026 (or the earlier redemption, exchange or termination of the Rights), to purchase from the Company one one-thousandth of a share of the Series B Preferred Stock, at the Purchase Price.

One Right was distributed to stockholders of the Company for each share of Common Stock owned of record by them at the close of business on the Tax Benefits Preservation Plan Record Date. As long as the Rights are attached to the Common Stock, the Company will issue one Right with each new share of Common Stock so that all such shares will have attached Rights. The Company has reserved 400,000 shares of Series B Preferred Stock for issuance upon exercise of the Rights.

Transfer, “Flip In” and Exercise of Purchase Rights. Until the earlier to occur of (i) the close of business on the tenth business day following a public announcement that a person or group has acquired, or obtained the right to acquire, beneficial ownership of 4.99% or more of the Common Stock (an “Acquiring Person”) or (ii) the close of business on the tenth business day following the commencement or announcement of an intention to make a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 4.99% or more of the Common Stock (the earlier of (i) and (ii) being called the “Distribution Date”), the Rights will be evidenced, with respect to Common Stock certificates outstanding as of the Tax Benefits Preservation Plan Record Date, by such Common Stock certificates, or, with respect to uncertificated Common Stock registered in book entry form, by notation in book entry, in either case together with a copy of the Summary of Rights attached as Exhibit C to the Tax Benefits Preservation Plan. The Board can postpone the Distribution Date in certain circumstances. Shares held by persons participating in a group are deemed to be beneficially owned by all persons treated as the same entity for purposes of Section 382 of the Code.

The Tax Benefits Preservation Plan provides that any person who beneficially owned 4.99% or more of the Common Stock as of the first public announcement of the adoption of the Tax Benefits Preservation Plan (each an “Existing Holder”) shall not be deemed to be an “Acquiring Person” for purposes of the Tax Benefits Preservation Plan unless the Existing Holder becomes the beneficial owner of one or more additional shares of Common Stock, other than pursuant to (i) a dividend or distribution paid or made by the Company on the outstanding Common Stock, (ii) a split or subdivision of the outstanding Common Stock, (iii) the acquisition of Common Stock upon the exercise of any option, warrants or other rights, or upon the initial grant or vesting of restricted stock, granted by the Company to its directors or officers, or (iv) the acquisition of Common Stock upon the issuance or exercise of any options, warrants or other rights, or upon the conversion of convertible notes, convertible preferred stock, or other convertible securities pursuant to agreements or transactions entered into and executed by the Company prior to the date of the Tax Benefits Preservation Plan. However, if upon acquiring beneficial ownership of one or more additional shares of Common Stock, the Existing Holder does not beneficially own 4.99% or more of the Common Stock then outstanding, the Existing Holder will not be treated as an “Acquiring Person” for purposes of the Tax Benefits Preservation Plan.

The Rights will be transferred only with the Common Stock until the Distribution Date (or earlier redemption, exchange, termination or expiration of the Rights). After the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

The Rights are not exercisable until the Distribution Date. The Rights will expire on August 14, 2026, subject to the Company’s right to extend such date, unless earlier redeemed or exchanged by the Company or terminated, or if the Board determines that the NOLs are utilized in all material respects or no longer available in any material respect under Section 382 of the Code or that an ownership change under Section 382 of the Code would not adversely impact in any material respect the time period in which the Company could use the NOLs, or materially impair the amount of the NOLs that could be used by the Company in any particular time period, for applicable tax purposes. The Rights do not have any voting rights.

Rights and Preferences of Series B Preferred Stock. Each share of Series B Preferred Stock purchasable upon exercise of the Rights will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment equal to the greater of (i) $1.00 or (ii) 1,000 times the dividend, if any, declared per share of Common Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the Series B Preferred Stock will be entitled to a minimum preferential liquidation payment of $1,000 per share (plus any accrued but unpaid dividends), provided that such holders of the Series B Preferred Stock will be entitled to an aggregate payment of 1,000 times the payment made per share of Common Stock. Each share of Series B Preferred Stock will have 1,000 votes and will vote together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which shares of the Common Stock are exchanged, each share of Series B Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock. The Series B Preferred Stock will not be redeemable. The Rights are protected by customary anti-dilution provisions.

The Purchase Price payable, and the number of one one-thousandth of a share of Series B Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Series B Preferred Stock, (ii) upon the grant to holders of the Series B Preferred Stock of certain rights or warrants to subscribe for or purchase Series B Preferred Stock or convertible securities at less than the current market price of the Series B Preferred Stock or (iii) upon the distribution to holders of the Series B Preferred Stock of evidences of indebtedness, cash, securities or assets (excluding regular periodic cash dividends at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividend, or dividends payable in shares of Series B Preferred Stock (which dividends will be subject to the adjustment described in clause (i) above)) or of subscription rights or warrants (other than those referred to above).

Until a Right is exercised, the holder of a Right, as such, will have no rights as a stockholder of the Company other than the rights such holder has as a result of its ownership of Common Stock.

Merger, Exchange or Redemption of Purchase Rights. In the event that a person becomes an Acquiring Person or if the Company were the surviving corporation in a merger with an Acquiring Person and shares of the Common Stock were not changed or exchanged in such merger, each holder of a Right, other than Rights that are or were acquired or beneficially owned by the Acquiring Person (which Rights will thereafter be void), will thereafter have the right to receive upon exercise that number of shares of Common Stock having a market value of two times the then current Purchase Price of one Right. In the event that, after a person has become an Acquiring Person, the Company were acquired in a merger or other business combination transaction or more than 50% of its assets or earning power were sold, proper provision shall be made so that each holder of a Right shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction would have a market value of two times the then current Purchase Price of one Right.

At any time after a person becomes an Acquiring Person and prior to the earlier of one of the events described in the last sentence of the previous paragraph or the acquisition by such Acquiring Person of 50% or more of the then outstanding Common Stock, the Board may cause the Company to exchange the Rights (other than Rights owned by an Acquiring Person which have become void), in whole or in part, for shares of Common Stock at an exchange rate of one share of Common Stock per Right (subject to adjustment).

The Rights may be redeemed in whole, but not in part, at a price of $0.01 per Right (the “Redemption Price”) by the Board at any time prior to the time that an Acquiring Person has become such. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Amendment of Tax Benefits Preservation Plan. Any of the provisions of the Tax Benefits Preservation Plan may be amended by the Board for so long as the Rights are then redeemable, and after the Rights are no longer redeemable, the Company may amend or supplement the Tax Benefits Preservation Plan in any manner that does not adversely affect the interests of the holders of the Rights (other than an Acquiring Person).

Vote Required and Board Recommendation

The proposal to ratify, on a nonbinding advisory basis, the Board's adoption of the Tax Benefits Preservation Plan requires the affirmative vote of a majority of the votes properly cast on this proposal, provided a quorum is established. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

The Board of Directors recommends a vote “FOR” the ratification, on a nonbinding advisory basis, of the Board's adoption of the Tax Benefits Preservation Plan.

OTHER MATTERS

As of the date of this Proxy Statement, the Board knows of no matter that will be presented for action by our stockholders at the Annual Meeting other than those discussed in this Proxy Statement. If any other business should properly come before the Annual Meeting, the proxy holders will vote any shares represented by proxy on such matters according to their best judgment and in their discretion.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act requires the Company's directors and certain of its executive officers and persons who beneficially own more than ten percent (10%) of the Company's common shares to file reports of and changes in ownership with the SEC. Based solely on the Company's review of copies of SEC filings it has received or filed, the Company believes that each of its directors, executive officers, and beneficial owners of more than ten percent (10%) of the shares satisfied the Section 16(a) filing requirements during the year ended December 31, 2025, except for one late Form 3 filed on November 7, 2025 by Tom Cusack.

Annual Report on Form 10-K

Our Annual Report on Form 10-K for the year ended December 31, 2025 is being distributed along with this Proxy Statement. This Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2025 are available to you at no charge electronically at http://www.proxyvote.com. Additional copies of the Annual Report on Form 10-K for the year ended December 31, 2025 are available at no charge on written request. To obtain additional copies of the Annual Report on Form 10-K for the year ended December 31, 2025, please contact us at 25 Fenton Main Street, Suite 300, Cary, North Carolina, 27511, Attention: Corporate Secretary.

APPENDIX A

HERON THERAPEUTICS, INC.

AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN

(Effective June 11, 2026)

1.
Purposes of the Plan.

The purpose of this Plan is to encourage ownership in Heron Therapeutics, Inc., a Delaware corporation (the “Company”), by key personnel whose long-term employment or other service relationship with the Company is considered essential to the Company’s continued progress and, thereby, encourage recipients to act in the stockholders’ interest and share in the Company’s success. This amendment and restatement of the Plan is effective as of June 11, 2026 (the “Restatement Effective Date”).

2.
Definitions.

As used herein, the following definitions shall apply:

2.1.
“Administrator” means the Board, any Committees or such delegates as shall be administering the Plan in accordance with Section 4 of the Plan.
2.2.
“Affiliate” means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant ownership interest as determined by the Administrator.
2.3.
“Applicable Laws” means the requirements relating to the administration of stock option and stock award plans under U.S. federal and state laws, any stock exchange or quotation system on which the Company has listed or submitted for quotation the Common Stock to the extent provided under the terms of the Company’s agreement with such exchange or quotation system and, with respect to Awards subject to the laws of any foreign jurisdiction where Awards are, or will be, granted under the Plan, the laws of such jurisdiction.
2.4.
“Award” means a Stock Award or Option granted in accordance with the terms of the Plan.
2.5.
“Awardee” means an Employee, Consultant or Director of the Company or any Affiliate who has been granted an Award under the Plan.
2.6.
“Award Agreement” means a Stock Award Agreement and/or Option Agreement, which may be in written or electronic format, in such form and with such terms and conditions as may be specified by the Administrator, evidencing the terms and conditions of an individual Award. Each Award Agreement is subject to the terms and conditions of the Plan.
2.7.
“Board” means the Board of Directors of the Company.

2.8.
“Cause” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Company or Affiliate documents or records; (ii) the Participant’s material failure to abide by a Company’s or Affiliate’s code of conduct or other policies (including without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of the Company or an Affiliate (including, without limitation, the Participant’s improper use or disclosure of confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on the Company or an Affiliate’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from the Company or an Affiliate (including, without limitation, habitual absence from work for reasons other than illness), and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment or service agreement between the Participant and the Company or an Affiliate, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with the Company or an Affiliate.
2.9.
“Change in Control” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement, the occurrence of any of the following:
2.9.1.
an Ownership Change Event or a series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or such surviving entity immediately outstanding after the Transaction~~, or, in the case of an Ownership Change Event described in Section 2(bb)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or~~;
2.9.2.
the closing of a Transaction involving a sale, exchange or transfer of all or substantially all of the Company’s assets in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

~~2.9.3.~~
~~ii.~~ the liquidation or dissolution of the Company.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, the surviving or continuing entity, or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Board shall have the right to determine whether multiple sales or exchanges of the voting securities in the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive. The Board may also, but need not, specify that other transactions or events constitute a Change in Control.

2.10.
“Code” means the United States Internal Revenue Code of 1986, as amended.
2.11.
“Committee” means the compensation committee of the Board or a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.
2.12.
“Common Stock” means the common stock of the Company.
2.13.
“Company” means Heron Therapeutics, Inc., a Delaware corporation, or its successor.
2.14.
“Consultant” means any person (including an advisor or an employee of an entity) that is engaged by the Company or any Parent, Subsidiary or Affiliate, to render services and is compensated for such services.
2.15.
“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service; provided, however, if the Company for which a Participant is rendering services ceases to qualify as an “Affiliate,” as determined by the Board in its sole discretion, such Participant’s Continuous Service shall be considered to have terminated on the date such Company ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of: (i) any leave of absence approved by the Board or the chief executive officer of the Company, including sick leave, military leave or any other personal leave; or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.
2.16.
“Conversion Award” has the meaning set forth in Section 4(b)(xii) of the Plan.

2.17.
“Director” means a member of the Board.
2.18.
“Effective Date” means the date of original approval of the Plan by the stockholders of the Company~~in the manner and to the extent required by Applicable Laws~~.
2.19.
“Employee” means a regular, active employee of the Company or any Affiliate, including an Officer and/or Inside Director. Within the limitations of Applicable Law, the Administrator shall have the discretion to determine the effect upon an Award and upon an individual’s status as an Employee in the case of (i) any individual who is classified by the Company or its Affiliate as leased from or otherwise employed by a third party or as intermittent or temporary, even if any such classification is changed retroactively as a result of an audit, litigation or otherwise, (ii) any leave of absence approved by the Company or an Affiliate, (iii) any transfer between locations of employment with the Company or an Affiliate or between the Company and any Affiliate or between any Affiliates, (iv) any change in the Awardee’s status from an Employee to a Consultant or Director, and (v) at the request of the Company or an Affiliate an Employee becomes employed by any partnership, joint venture or corporation not meeting the requirements of an Affiliate in which the Company or an Affiliate is a party.
2.20.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
2.21.
“Fair Market Value” means, as of any date, the value of a share of Common Stock or other property as determined by the Administrator, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:
2.21.1.
If, on such date, the Common Stock is listed on a national or regional securities exchange or market system, including without limitation the Nasdaq Stock Market, the Fair Market Value of a share of Common Stock shall be the closing price on such date of a share of Common Stock ~~(or the mean of the closing bid and asked prices of a share of Common Stock if the stock is so quoted instead)~~ as quoted on such exchange or market system constituting the primary market for the Common Stock, as reported in The Wall Street Journal or such other source as the Administrator deems reliable. If the relevant date does not fall on a day on which the Common Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Common Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Administrator, in its discretion, subject to the requirements of Section 424 and Section 409A of the Code, to the extent applicable.
2.21.2.
If, on such date, the Common Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Common Stock shall be as determined by the Administrator in good faith using a reasonable application of a reasonable valuation method without regard to any restriction other than a restriction which, by its terms, will never lapse.

2.22.
“Grant Date” means, for all purposes, the date on which the Administrator approves the determination of grant of an Award, or such other date as is determined by the Administrator, provided that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Awardee’s employment relationship with the Company.
2.23.
“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
2.24.
“Inside Director” means a Director who is an Employee.
2.25.
“Nasdaq” means the Nasdaq Stock Market or its successor.
2.26.
“Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.
2.27.
“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
2.28.
“Option” means a right granted under Section 8 to purchase a number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in the agreement or other documents evidencing the Option (the “Option Agreement”). Both Options intended to qualify as Incentive Stock Options and Nonstatutory Stock Options may be granted under the Plan.
2.29.
“Outside Director” means a Director who is not an Employee.
2.30.
“Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company.
2.31.
“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code, or any successor provision.
2.32.
“Participant” means the Awardee or any person (including any estate) to whom an Award has been assigned or transferred as permitted hereunder.
2.33.
“Performance Criteria” shall have the meaning set forth in Section 13(b) of the Plan.
2.34.
“Plan” means this Heron Therapeutics, Inc. 2007 Equity Incentive Plan.

2.35.
“Restricted Stock Unit” means a bookkeeping entry representing an amount equivalent to the Fair Market Value of one Share (or a fraction or multiple of such value), payable in cash, property or Shares. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided for by the Administrator.
2.36.
“Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.
2.37.
“Stock Appreciation Right” means a right to receive cash and/or shares of Common Stock based on a change in the Fair Market Value of a specific number of shares of Common Stock between the grant date and the exercise date granted under Section 12.
2.38.
“Stock Award” means an award or issuance of Shares, Restricted Stock Units, Stock Appreciation Rights or other similar awards made under Section 12 of the Plan, the grant, issuance, retention, vesting, settlement, and/or transferability of which is subject during specified periods of time to such conditions (including continued employment or performance conditions) and terms as are expressed in the agreement or other documents evidencing the Award (the “Stock Award Agreement”).
2.39.
“Subsidiary” means any company (other than the Company) in an unbroken chain of companies beginning with the Company, provided each company in the unbroken chain (other than the Company) owns, at the time of determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other companies in such chain.
2.40.
“Termination of Continuous Service” shall mean ceasing to be in Continuous Service as an Employee, Consultant or Director, as determined in the sole discretion of the Administrator. However, for Incentive Stock Option purposes, Termination of Continuous Service will occur when the Awardee ceases to be an employee (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or one of its Subsidiaries. The Administrator shall determine whether any corporate transaction, such as a sale or spin-off of a division or business unit, or a joint venture, shall be deemed to result in a Termination of Continuous Service.
2.41.
“Total and Permanent Disability” shall have the meaning set forth in Section 22(e)(3) of the Code.
3.
Stock Subject to the Plan.
3.1.
Aggregate Limits. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be sold or issued under the Plan is ~~46,690,000~~ 63,250,000 shares of Common Stock. Shares subject to Awards granted under the Plan that are cancelled, expire or are forfeited shall be available for re-grant under the Plan. Notwithstanding the preceding sentence, Shares subject to an Award may not again be made available for grant under the Plan if such shares are (i) Shares that were subject to an Award requiring exercise and were not issued upon the net settlement or net exercise of such Award, (ii) Shares subject to an Award that are withheld by, or otherwise remitted to, the Company (or to a broker in connection with a broker- assisted exercise of an Award requiring exercise) to satisfy a Participant’s exercise price obligation upon exercise, (iii) Shares subject to an Award that are withheld by, or otherwise remitted to the Company to satisfy any Company withholding obligations in connection with an Award, (iv) previously owned Shares delivered in satisfaction of a Participant’s exercise price or any Company withholding obligations in connection with an Award, or (v) Shares repurchased on the open market with the proceeds from the exercise of an Award. The Shares subject to the Plan may be either Shares reacquired by the Company, including Shares purchased in the open market, or authorized but unissued Shares. Conversion Awards granted in accordance with applicable stock exchange requirements and in substitution or exchange for awards previously granted by a company acquired by the Company or any subsidiary or with which the Company or any subsidiary combines shall not reduce the number of shares authorized for issuance under the Plan, nor shall shares subject to such Conversion Awards be added to the shares available for issuance under the Plan as provided above (whether or not such Conversion Awards are later cancelled, forfeited or otherwise terminated).
3.2.
Individual Award Limits. Subject to the provisions of Section 14 of the Plan, the aggregate number of Shares subject to Awards granted under this Plan during any calendar year to any one Awardee shall not exceed 50% of the maximum aggregate number of shares that are authorized for issuance pursuant to Section 3(a) of the Plan, except that in connection with his or her first commencing service with the Company or an Affiliate, an Awardee may be granted Awards covering up to an additional 200,000 Shares during the year in which such service commences.
3.3.
Director Awards. The aggregate dollar value of cash compensation and Awards (based on the grant date fair value of such Awards) granted under the Plan or otherwise during any calendar year to any one Outside Director shall not exceed $750,000; provided, however, that in any calendar year in which an Outside Director first joins the Board or is designated as Chairman of the Board, the maximum aggregate dollar value of equity-based and cash compensation granted to the Outside Director may be up to two hundred percent (200%) of the foregoing limit.
4.
Administration of the Plan.
4.1.
Procedure.
4.1.1.
Multiple Administrative Bodies. The Plan shall be administered by the Board, a Committee and/or their delegates.
4.1.2.
Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 promulgated under the Exchange Act (“Rule 16b-3”), Awards to Officers and Directors shall be made by the entire Board or a Committee of two or more “non-employee directors” within the meaning of Rule 16b-3.

4.1.3.
Other Administration. The Board or a Committee may delegate to an authorized officer or officers of the Company the power to approve Awards to persons eligible to receive Awards under the Plan who are not (A) subject to Section 16 of the Exchange Act or (B) any other executive officer.
4.1.4.
Delegation of Authority for the Day-to-Day Administration of the Plan. Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.
4.1.5.
Nasdaq. To the extent that the Common Stock is then listed on Nasdaq, the Plan will be administered in a manner that complies with any applicable Nasdaq or stock exchange listing requirements.
4.2.
Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee or delegates acting as the Administrator, subject to the specific duties delegated to such Committee or delegates, the Administrator shall have the authority, in its discretion:
4.2.1.
to select the Employees, Consultants and Directors of the Company or its Affiliates to whom Awards are to be granted hereunder;
4.2.2.
to determine the number of shares of Common Stock to be covered by each Award granted hereunder;
4.2.3.
to determine the type of Award to be granted to the selected Employees, Consultants and Directors;
4.2.4.
to approve forms of Award Agreements for use under the Plan;
4.2.5.
to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise and/or purchase price (if applicable), the time or times when an Award may be exercised (which may or may not be based on performance criteria), the vesting schedule, any vesting and/or exercisability acceleration or waiver of forfeiture restrictions, the acceptable forms of consideration, the term, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine and may be established at the time an Award is granted or thereafter;
4.2.6.
to correct administrative errors;
4.2.7.
to construe and interpret the terms of the Plan (including sub-plans and Plan addenda) and Awards granted pursuant to the Plan;

4.2.8.
to adopt rules and procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Administrator is specifically authorized (A) to adopt the rules and procedures regarding the conversion of local currency, withholding procedures and handling of stock certificates which vary with local requirements and (B) to adopt sub-plans and Plan addenda as the Administrator deems desirable, to accommodate foreign laws, regulations and practice;
4.2.9.
to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans and Plan addenda;
4.2.10.
to modify or amend each Award, including, but not limited to, the acceleration of vesting and/or exercisability, provided, however, that any such amendment is subject to Section 15 of the Plan and except as set forth in that Section, may not impair any outstanding Award unless agreed to in writing by the Participant;
4.2.11.
to allow Participants to satisfy withholding tax amounts by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or vesting of a Stock Award that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined in such manner and on such date that the Administrator shall determine or, in the absence of provision otherwise, on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may provide;
4.2.12.
to authorize conversion or substitution under the Plan of any or all stock options, stock appreciation rights or other stock awards held by service providers of an entity acquired by the Company (the “Conversion Awards”). Any conversion or substitution shall be effective as of the close of the merger, acquisition or other transaction. The Conversion Awards may be Nonstatutory Stock Options or Incentive Stock Options, as determined by the Administrator, with respect to options granted by the acquired entity; provided, however, that with respect to the conversion of stock appreciation rights in the acquired entity, the Conversion Awards shall be Nonstatutory Stock Options. Unless otherwise determined by the Administrator at the time of conversion or substitution, all Conversion Awards shall have the same terms and conditions as Awards generally granted by the Company under the Plan;
4.2.13.
to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;
4.2.14.
to impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy or under any other Company policy relating to Company stock and stock ownership and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers;
4.2.15.
to provide, either at the time an Award is granted or by subsequent action, that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of Shares, cash or a combination thereof, the amount of which is determined by reference to the value of the Award;
4.2.16.
to cause all outstanding Awards held by an Awardee to terminate immediately in their entirety (including as to vested Options) upon first notification to the Awardee of the Awardee’s Termination of Continuous Service for Cause. If an Awardee’s Continuous Service with the Company is suspended pending an investigation of whether the Awardee shall be terminated for Cause, the Administrator has the authority to cause all the Awardee’s rights under all outstanding Awards to be suspended during the investigation period in which event the Awardee shall have no right to exercise any outstanding Awards; xvii. to determine whether and to what extent the vesting of Awards shall be tolled during any unpaid leave of absence. In the event of military leave, vesting shall toll during any unpaid portion of such leave, provided that, upon an Awardee’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Options to the same extent as would have applied had the Awardee continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave; AND xviii. to make all other determinations deemed necessary or advisable for administering the Plan and any Award granted hereunder.
4.3.
Effect of Administrator’s Decision. All decisions, determinations and interpretations by the Administrator regarding the Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder, shall be final and binding on all Participants and on all other persons. The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.
4.4.
Minimum Vesting. Except in the case of death, Total and Permanent Disability, retirement or a Change in Control, in no event shall the vesting schedule of an Award provide that any portion of such Award will vest prior to the first anniversary of the Grant Date; provided, however, that the following Awards shall not be subject to such minimum vesting requirements (i) up to an aggregate of 5% of the maximum number of

Shares that may be issued pursuant to Awards under this Plan may be issued without regard to the foregoing requirements, ~~and~~ (ii) Awards to non-employee Directors ~~may~~that vest on the earlier of the first anniversary of the Grant Date and the next annual meeting of stockholders, so long as such next annual meeting is at least 50 weeks after the immediately preceding year’s annual meeting ~~and any such Awards shall not be counted against the 5% pool set forth in clause (i).~~, (iii) Conversion Awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its subsidiaries, and (iv) Shares delivered in lieu of fully vested cash payment obligations.
5.
Eligibility.

Awards may be granted to Employees, Consultants and Directors of the Company or any of its Affiliates; provided that Incentive Stock Options may be granted only to Employees of the Company or of a Subsidiary of the Company.

6.
Term of Plan.

The Plan ~~shall become~~originally becameeffective on the Effective Date. It shall continue in effect for a term of ten (10) years from the ~~later of the Effective Date or the~~latest date any amendment to add shares to the Plan is approved by stockholders of the Company unless terminated earlier under Section 15 of the Plan.

7.
Term of Award.

The term of each Award shall be determined by the Administrator and stated in the Award Agreement. In the case of an Option, the term shall be ten (10) years from the Grant Date or such shorter term as may be provided in the Award Agreement; provided that an Incentive Stock Option granted to an Employee who on the Grant Date owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary shall have a term of no more than five (5) years from the Grant Date.

8.
Options.

The Administrator may grant an Option or provide for the grant of an Option, either from time to time in the discretion of the Administrator or automatically upon the occurrence of specified events, including, without limitation, the achievement of performance goals, the satisfaction of an event or condition within the control of the Awardee or within the control of others.

8.1.
Option Agreement. Each Option Agreement shall contain provisions regarding (i) the number of Shares that may be issued upon exercise of the Option, (ii) the type of Option, (iii) the exercise price of the Shares and the means of payment for the Shares, (iv) the term of the Option, (v) such terms and conditions on the vesting and/or exercisability of an Option as may be determined from time to time by the Administrator, (vi) restrictions on the transfer of the Option or the Shares issued upon exercise of the Option and forfeiture provisions, and (vii) such further terms and conditions, in each case not inconsistent with this Plan as may be determined from time to time by the Administrator.

8.2.
Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:
8.2.1.
In the case of an Incentive Stock Option, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the Grant Date; provided however, that in the case of an Incentive Stock Option granted to an Employee who on the Grant Date owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the Grant Date.
8.2.2.
In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the Grant Date.
8.2.3.
Notwithstanding the foregoing, at the Administrator’s discretion, Conversion Awards may be granted in substitution and/or conversion of options of an acquired entity, with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of such substitution and/or conversion.
8.3.
Vesting Period and Exercise Dates. Options granted under this Plan shall vest and/or be exercisable at such time and in such installments during the period prior to the expiration of the Option’s term as determined by the Administrator. The Administrator shall have the right to make the timing of the ability to exercise any Option granted under this Plan subject to continued employment, the passage of time and/or such performance requirements as deemed appropriate by the Administrator, or to grant fully vested Options. At any time after the grant of an Option, the Administrator may reduce or eliminate any restrictions surrounding any Participant’s right to exercise all or part of the Option.
8.4.
Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment, either through the terms of the Option Agreement or at the time of exercise of an Option. Acceptable forms of consideration may include:
8.4.1.
cash;
8.4.2.
check or wire transfer (denominated in U.S. Dollars);
8.4.3.
subject to the Company’s discretion to refuse for any reason and at any time to accept such consideration and subject to any conditions or limitations established by the Administrator, other Shares held by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

8.4.4.
consideration received by the Company under a broker-assisted sale and remittance program acceptable to the Administrator;
8.4.5.
cashless “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issued upon exercise by the largest whole number of Shares having an aggregate Fair Market Value that does not exceed the aggregate exercise price; provided that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the exercise price not satisfied by such reduction in the number of whole Shares to be issued;
8.4.6.
such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or
8.4.7.
any combination of the foregoing methods of payment.
8.5.
No Option (or Stock Appreciation Right) Repricings.Other than in connection with a change in the Company’s capitalization (as described in Section 14(a) of the Plan), a Repricing (as defined below) is prohibited without approval by the stockholders of the Company.

“Repricing” means any of the following or any other action that has the same purpose and effect: (a) lowering the exercise price of an outstanding Option or Stock Appreciation Right granted under this Plan after it is granted; (b) any other action affecting an outstanding Option or Stock Appreciation Right granted under this Plan that is treated as a repricing under United States generally accepted accounting principles; (c) canceling an outstanding Option or Stock Appreciation Right granted under this Plan at a time when its exercise or purchase price exceeds the then fair market value of the stock underlying such outstanding Option or Stock Appreciation Right, in exchange for another Option or Stock Appreciation Right or a cash payment, unless the cancellation and exchange occurs in connection with a merger, consolidation, sale of substantially all the Company’s assets, acquisition, spin-off, spin-out, or other similar corporate transaction.

9.
Effect of Termination of Continuous Service on Awards
9.1.
Generally. Unless otherwise provided for by the Administrator, upon an Awardee’s Termination of Continuous Service other than as a result of circumstances described in Sections 9(b), (c), (d) and (e) below, all outstanding Awards granted to such Awardee that were vested and exercisable as of the date of the Awardee’s Termination of Continuous Service may be exercised by the Awardee until the earlier of (A) three (3) months following Awardee’s Termination of Continuous Service or (B) the expiration of the term of such Award; provided, however, that the Administrator may in the Award Agreement specify a period of time (but not beyond the expiration date of the Award) following Termination of Continuous Service during which the Awardee may exercise the Award as to Shares that were vested and exercisable as of the date of Termination of Continuous Service. To the extent such a period following Termination of Continuous Service is specified, the Award shall automatically terminate at the end of such period to the extent the Awardee has not exercised it within such period.

9.2.
Disability of Awardee. Unless otherwise provided for by the Administrator, upon an Awardee’s Termination of Continuous Service as a result of the Awardee’s disability, including Total and Permanent Disability, all outstanding Awards granted to such Awardee that were vested and exercisable as of the date of the Awardee’s Termination of Continuous Service may be exercised by the Awardee until the earlier of (A) twelve (12) months following Awardee’s Termination of Continuous Service as a result of Awardee’s disability, including Total and Permanent Disability or (B) the expiration of the term of such Award. If the Participant does not exercise such Award within the time specified, the Award (to the extent not exercised) shall automatically terminate.
9.3.
Death of Awardee. Unless otherwise provided for by the Administrator, upon an Awardee’s Termination of Continuous Service as a result of the Awardee’s death, all outstanding Awards granted to such Awardee that were vested and exercisable as of the date of the Awardee’s death may be exercised until the earlier of (A) twelve (12) months following the Awardee’s death or (B) the expiration of the term of such Award. If an Award is held by the Awardee when he or she dies, such Award may be exercised, to the extent the Award is vested and exercisable, by the beneficiary designated by the Awardee (as provided in Section 16 of the Plan), the executor or administrator of the Awardee’s estate or, if none, by the person(s) entitled to exercise the Award under the Awardee’s will or the laws of descent or distribution; provided that the Company need not accept exercise of an Award by such beneficiary, executor or administrator unless the Company has satisfactory evidence of such person’s authority to act as such. If the Award is not so exercised within the time specified, such Award (to the extent not exercised) shall automatically terminate. The Awardee’s service shall be deemed to have terminated on account of death if the Awardee dies within three (3) months (or such longer period as determined by the Administrator, in its discretion) after the Awardee’s Termination of Continuous Service.
9.4.
Termination for Cause. The Administrator has the authority to cause all outstanding Awards held by an Awardee to terminate immediately in their entirety (including as to vested Awards) upon first notification to the Awardee of the Awardee’s Termination of Continuous Service for Cause in accordance with Section 4(b)(xvi) above.
9.5.
Other Terminations of Continuous Service. The Administrator may provide in the applicable Award Agreement for different treatment of Awards upon Termination of Continuous Service of the Awardee than that specified above.
9.6.
Extension of Exercise Period. The Administrator shall have full power and authority to extend the period of time for which an Award is to remain exercisable following an Awardee’s Termination of Continuous Service from the periods set forth in Sections 9(a), (b), (c), (d) and (e) above or in the Award Agreement to such greater time as the Administrator shall deem appropriate, provided that in no event shall such Award be exercisable later than the date of expiration of the term of such Award as set forth in the Award Agreement.

9.7.
Extension if Exercise Prevented by Law.Notwithstanding the foregoing, other than a termination for Cause, if a sale within the applicable time periods set forth in Section 9(a), (b), (c) and (e) above or in the Award Agreement is prevented by Section 18 below, the Award shall remain exercisable until thirty (30) days after the date the Awardee is notified by the Company that the Award is exercisable, but in any event no later than the Award expiration date.
9.8.
Extension if Subject to Section 16(b).Notwithstanding the foregoing, other than a termination for Cause, if a sale within the applicable time periods set forth in Section 9(a), (b), (c) and (e) above or in the Award Agreement would subject the Awardee to a suit under Section 16(b) of the Exchange Act, the Award shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of shares by the Awardee would no longer be subject to suit, (ii) the one hundred ninetieth (190th) day after Awardee’s Termination of Continuous Service, or (iii) the Award expiration date.
10.
Incentive Stock Option Limitations/Terms.
10.1.
Eligibility. Only employees (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or any of its Subsidiaries may be granted Incentive Stock Options.
10.2.
$100,000 Limitation. Notwithstanding the designation “Incentive Stock Option” in an Option Agreement, if and to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Awardee during any calendar year (under all plans of the Company and any of its Subsidiaries) exceeds U.S. $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 10(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the Grant Date.
10.3.
Transferability. An Incentive Stock Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner by the Awardee otherwise than by will or the laws of descent and distribution, and, during the lifetime of such Awardee, may only be exercised by the Awardee. If the terms of an Incentive Stock Option are amended to permit transferability, the Option will be treated for tax purposes as a Nonstatutory Stock Option. The designation of a beneficiary by an Awardee will not constitute a transfer.
10.4.
Exercise Price. The per Share exercise price of an Incentive Stock Option shall be determined by the Administrator in accordance with Section 8(b) (i) of the Plan.
10.5.
Other Terms. Option Agreements evidencing Incentive Stock Options shall contain such other terms and conditions as may be necessary to qualify, to the extent determined desirable by the Administrator, with the applicable provisions of Section 422 of the Code.

11.
Exercise of Award.
11.1.
Procedure for Exercise.
11.1.1.
Any Award granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the respective Award Agreement.
11.1.2.
An Award shall be deemed exercised when the Company receives (A) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Award; (B) full payment for the Shares with respect to which the related Award is exercised; and (C) payment of all applicable withholding taxes (if any).
11.1.3.
An Award may not be exercised for a fraction of a Share.
11.2.
Rights as a Stockholder. The Company shall issue (or cause to be issued) such Shares as administratively practicable after the Award is exercised. Shares issued upon exercise of an Award shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Unless provided otherwise by the Administrator or pursuant to this Plan, until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to an Award, notwithstanding the exercise of the Award.
12.
Stock Awards.
12.1.
Stock Award Agreement. Each Stock Award Agreement shall contain provisions regarding (i) the number of Shares subject to such Stock Award or a formula for determining such number, (ii) the purchase price of the Shares, if any, and the means of payment for the Shares, (iii) the performance criteria (including Performance Criteria), if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retainable and/or vested, (iv) such terms and conditions on the grant, issuance, vesting, settlement and/or forfeiture of the Shares as may be determined from time to time by the Administrator, (v) restrictions on the transferability of the Stock Award and (vi) such further terms and conditions in each case not inconsistent with this Plan as may be determined from time to time by the Administrator.
12.2.
Restrictions and Performance Criteria. The grant, issuance, retention, settlement and/or vesting of each Stock Award or the Shares subject thereto may be subject to such performance criteria (including Performance Criteria) and level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on financial performance, personal performance evaluations and/or completion of service by the Awardee. The Committee shall establish the Performance Criteria applicable to, and the formula for calculating the amount payable under, the Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable performance period, or (b) the date on which 25% of the performance period has elapsed, and in any event at a time when the achievement of the applicable Performance Criteria remains substantially uncertain.
12.3.
Forfeiture. Unless otherwise provided for by the Administrator, upon the Awardee’s Termination of Continuous Service, the Stock Award and the Shares subject thereto shall be forfeited, provided that to the extent that the Participant purchased or earned any Shares, the Company shall have a right to repurchase the unvested Shares at such price and on such terms and conditions as the Administrator determines.
12.4.
Rights as a Stockholder. Unless otherwise provided by the Administrator in the Award Agreement, the Participant shall have the rights equivalent to those of a stockholder and shall be a stockholder only after Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) to the Participant. Unless otherwise provided by the Administrator, a Participant holding Stock Units shall not be entitled to receive dividend payments or any credit therefor as if he or she was an actual stockholder.
12.5.
Stock Appreciation Rights.
12.5.1.
General. Stock Appreciation Rights may be granted either alone, in addition to, or in tandem with other Awards granted under the Plan. The Administrator may grant Stock Appreciation Rights to eligible Participants subject to terms and conditions not inconsistent with this Plan and determined by the Administrator. The specific terms and conditions applicable to the Participant shall be provided for in the Stock Award Agreement. Stock Appreciation Rights shall be exercisable, in whole or in part, at such times as the Administrator shall specify in the Stock Award Agreement.
12.5.2.
Exercise of Stock Appreciation Right. Upon the exercise of a Stock Appreciation Right, in whole or in part, the Participant shall be entitled to a payment in an amount equal to the excess of the Fair Market Value on the date of exercise of a fixed number of Shares covered by the exercised portion of the Stock Appreciation Right, over the Fair Market Value on the Grant Date of the Shares covered by the exercised portion of the Stock Appreciation Right (or such other amount calculated with respect to Shares subject to the Award as the Administrator may determine). The amount due to the Participant upon the exercise of a Stock Appreciation Right shall be paid in such form of consideration as determined by the Administrator and may be in cash, Shares or a combination thereof, over the period or periods specified in the Stock Award Agreement. A Stock Award Agreement may place limits on the amount that may be paid over any specified period or periods upon the exercise of a Stock Appreciation Right, on an aggregate basis or as to any Participant. A Stock Appreciation Right shall be considered exercised when the Company receives written notice of exercise in accordance with the terms of the Stock Award Agreement from the person entitled to exercise the Stock Appreciation Right.

12.5.3.
Nonassignability of Stock Appreciation Rights.Except as determined by the Administrator, no Stock Appreciation Right shall be assignable or otherwise transferable by the Participant except by will or by the laws of descent and distribution.
13.
Other Provisions Applicable to Awards.
13.1.
Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner for value other than by beneficiary designation, will or by the laws of descent or distribution. Subject to Section 10(c), the Administrator may in its discretion make an Award transferable to an Awardee’s family member or any other person or entity as it deems appropriate. If the Administrator makes an Award transferable, either at the time of grant or thereafter, such Award shall contain such additional terms and conditions as the Administrator deems appropriate, and any transferee shall be deemed to be bound by such terms upon acceptance of such transfer.
13.2.
Performance Criteria. For purposes of this Plan, the term “Performance Criteria” shall mean any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit, Affiliate or business segment, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Administrator in the Award: (i) cash flow; (ii) earnings (including gross margin; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings before taxes; and net earnings); (iii) earnings per share; (iv) growth in earnings or earnings per share; (v) stock price; (vi) return on equity or average stockholders’ equity; (vii) total stockholder return; (viii) return on capital; (ix) return on assets or net assets; (x) return on investment; (xi) revenue or growth in revenue; (xii) income or net income; (xiii) operating income or net operating income, in aggregate or per share; (xiv) operating profit or net operating profit; (xv) operating margin; (xvi) return on operating revenue; (xvii) market share; (xviii) contract awards or backlog; (xix) overhead or other expense reduction; (xx) growth in stockholder value relative to the moving average of the S&P 500 Index or a peer group index; (xxi) credit rating; (xxii) strategic plan development and implementation (including individual performance objectives that relate to achievement of the Company’s or any business unit’s strategic plan); (xxiii) improvement in workforce diversity; (xxiv) growth of revenue, operating income or net income; (xxv) efficiency ratio; (xxvi) ratio of nonperforming assets to total assets; and (xxvii) any other similar criteria. The Committee may adjust any evaluation of performance under a Performance Criteria to exclude any of the following events that occurs during a performance period: (A) asset write-downs; (B) litigation or claim judgments or settlements; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; (E) any gains or losses classified as extraordinary or as discontinued operations in the Company’s financial statements; and (F) mergers, acquisitions or divestitures.

13.3.
Certification. Prior to the payment of any compensation under an Award subject to any Performance Criteria, the Committee shall certify the extent to which any Performance Criteria and any other material terms under such Award have been satisfied (other than in cases where such relate solely to the increase in the value of the Common Stock).
13.4.
Tax Withholding Obligation. As a condition of the grant, issuance, vesting, exercise or settlement of an Award granted under the Plan, the Participant shall make such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with such grant, issuance, vesting, exercise or settlement of the Award. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.
13.5.
Compliance with Section 409A. Notwithstanding anything to the contrary contained herein, to the extent that the Administrator determines that any Award granted under the Plan is subject to Code Section 409A and unless otherwise specified in the applicable Award Agreement, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary for such Award to avoid the consequences described in Code Section 409A(a)(l), and to the maximum extent permitted under Applicable Law (and unless otherwise stated in the applicable Award Agreement), the Plan and the Award Agreements shall be interpreted in a manner that results in their conforming to the requirements of Code Section 409A(a)(2), (3) and (4) and any Department of Treasury or Internal Revenue Service regulations or other interpretive guidance issued under Section 409A (whenever issued, the “Guidance” ). Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement provides otherwise, with specific reference to this sentence), to the extent that a Participant holding an Award that constitutes “deferred compensation” under Section 409A and the Guidance is a “specified employee” (also as defined thereunder), no distribution or payment of any amount shall be made before a date that is six (6) months following the date of such Participant’s “separation from service” (as defined in Section 409A and the Guidance) or, if earlier, the date of the Participant’s death.
13.6.
Deferral of Award Benefits. The Administrator may in its discretion and upon such terms and conditions as it determines appropriate permit one or more Participants whom it selects to (a) defer compensation payable pursuant to the terms of an Award, or (b) defer compensation arising outside the terms of this Plan pursuant to a program that provides for deferred payment in satisfaction of such other compensation amounts through the issuance of one or more Awards. Any such deferral arrangement shall be evidenced by an Award Agreement in such form as the Administrator shall from time to time establish, and no such deferral arrangement shall be a valid and binding obligation unless evidenced by a fully executed Award Agreement, the form of which the Administrator has approved, including through the Administrator’s establishing a written program (the “Program”) under this Plan to govern the form of Award Agreements participating in such Program. Any such Award Agreement or Program shall specify the treatment of dividends or dividend equivalent rights (if any) that apply to Awards governed thereby, and shall further provide that any elections governing payment of amounts pursuant to such Program shall be in writing, shall be delivered to the Company or its agent in a form and manner that complies with Code Section 409A and the Guidance, and shall specify the amount to be distributed in settlement of the deferral arrangement, as well as the time and form of such distribution in a manner that complies with Code Section 409A and the Guidance.
13.7.
Clawback. Notwithstanding any other provision herein to the contrary, any performance-based compensation, or any other amount, paid to a Participant pursuant to an Award, which is subject to recovery under any law, government regulation, stock exchange listing requirement, or any policy adopted by the Company will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation, stock exchange listing requirement, or policy adopted by the Company. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or be deemed a “constructive termination” (or any similar term) as such terms are used in any agreement between any Participant and the Company.
13.8.
Change in Time Commitment. In the event a Participant's regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an employee of the Company that has a change in status from a full-time employee to a part-time employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board or Committee may determine, to the extent permitted by applicable law, to (i) make a corresponding reduction in the number of shares, amount of cash, or other property subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.
14.
Adjustments upon Changes in Capitalization, Dissolution, or Change In Control
14.1.
Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Award, the number of shares of Common Stock which have been authorized for issuance under the Plan, but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation, forfeiture or expiration of an Award, the price per Share subject to each such outstanding Award and each of the share limits set forth in Section 3(a) and 3(b), shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, payment of a dividend or distribution in a form other than stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of the shares of Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.
14.2.
Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised or the Shares subject thereto issued to the Awardee and unless otherwise determined by the Administrator, an Award will terminate immediately prior to the consummation of such proposed transaction.

~~(c) Change in Control. In the event there is a Change in Control of the Company, as determined by the Board or a Committee, unless otherwise provided in an employment agreement (or Award Agreement, if applicable), in the event that the successor corporation or a Parent or Subsidiary of the successor corporation does not assume or substitute for an Award, the applicable Participant shall fully vest in and have the right to exercise his or her Option as to all of the Shares, including Shares as to which it would not otherwise be vested or exercisable, and all restrictions on Restricted Stock and Restricted Stock Units will lapse and all performance goals or other vesting criteria with respect to an Award will be deemed achieved at target levels and all other terms and conditions deemed met.~~

14.3.
Change in Control.
14.3.1.
In the event there is a Change in Control, as determined by the Board or a Committee, all Awards will be treated as determined by the Board or a Committee and set forth in the definitive agreement entered into for the Change in Control. Awards may be continued, assumed or substituted by the continuing, acquiring or surviving entity in a Change in Control. To the extent not continued, assumed or substituted by the continuing, acquiring or surviving entity, Awards will terminate upon the Change in Control.
14.3.2.
In the event there is a Change in Control, unless otherwise provided in an employment agreement (or Award Agreement, if applicable), in the event that the continuing, acquiring or surviving entity, or a Parent or Subsidiary of the acquiring entity does not assume or substitute for an Award such that the Award will be terminated upon such Change in Control, the applicable Participant shall fully vest in such then outstanding Awards; provided, however, that with respect to any Awards granted after the Restatement Effective Date with performance vesting conditions and a designated “target” vesting level and a “maximum” vesting level that is a multiple of the target vesting level, for purposes of determining the number of shares subject to such Awards that will accelerate vesting, the performance vesting conditions will generally be deemed satisfied at the greater of: (A) the applicable level of performance attained through the date of the Change in Control, or (B) the target performance vesting level.

15.
Amendment and Termination of the Plan.
15.1.
Amendment and Termination. The Administrator may amend, alter or discontinue the Plan or any Award Agreement, but any such amendment shall be subject to approval of the stockholders of the Company in the manner and to the extent required by Applicable Laws. In addition, without limiting the foregoing, unless approved by the stockholders of the Company, no such amendment shall be made that would:
15.1.1.
materially increase the maximum number of Shares for which Awards may be granted under the Plan, other than an increase pursuant to Section 3 or Section 14 of the Plan; or
15.1.2.
reduce the minimum exercise prices at which Options may be granted under the Plan (as set forth in Section 8(b)); or
15.1.3.
result in a Repricing (as defined in Section 8(e)) of Options or Stock Appreciation Rights; or
15.1.4.
change the class of persons eligible to receive Awards under the Plan.
15.2.
Effect of Amendment or Termination. No amendment, suspension or termination of the Plan shall impair the rights of any Award, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company; provided further that the Administrator may amend an outstanding Award in order to conform it to the Administrator’s intent (in its sole discretion) that such Award not be subject to Code Section 409A(a)(l)(B). Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.
15.3.
Effect of the Plan on Other Arrangements.Neither the adoption of the Plan by the Board or a Committee nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or any Committee to adopt such other incentive arrangements as it or they may deem desirable, including without limitation, the granting of restricted stock, stock options or cash bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases. The value of Awards granted pursuant to the Plan will not be included as compensation, earnings, salaries or other similar terms used when calculating an Awardee’s benefits under any employee benefit plan sponsored by the Company or any Subsidiary except as such plan otherwise expressly provides.
16.
Designation of Beneficiary.
16.1.
An Awardee may file a written designation of a beneficiary who is to receive the Awardee’s rights pursuant to Awardee’s Award or the Awardee may include his or her Awards in an omnibus beneficiary designation for all benefits under the Plan. To the extent that Awardee has completed a designation of beneficiary while employed with the

Company, such beneficiary designation shall remain in effect with respect to any Award hereunder until changed by the Awardee to the extent enforceable under Applicable Law.
16.2.
Such designation of beneficiary may be changed by the Awardee at any time by written notice. In the event of the death of an Awardee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Awardee’s death, the Company shall allow the executor or administrator of the estate of the Awardee to exercise the Award, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may allow the spouse or one or more dependents or relatives of the Awardee to exercise the Award to the extent permissible under Applicable Law or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.
17.
No Right to Awards or to Employment.

No person shall have any claim or right to be granted an Award and the grant of any Award shall not be construed as giving an Awardee the right to continue in the employ or service of the Company or its Affiliates. Further, the Company and its Affiliates expressly reserve the right, at any time, to dismiss any Employee, Consultant or Awardee at any time without liability or any claim under the Plan, except as provided herein or in any Award Agreement entered into hereunder.

18.
Legal Compliance.

Subject to Section 22, Shares shall not be issued pursuant to the exercise of an Option or Stock Award unless the exercise of such Option or Stock Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

19.
Reservation of Shares.

The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

20.
Notice.

Any written notice to the Company required by any provisions of this Plan shall be addressed to the Secretary of the Company and shall be effective when received.

21.
Governing Law; Interpretation of Plan and Awards.
21.1.
This Plan and all determinations made and actions taken pursuant hereto shall be governed by the substantive laws, but not the choice of law rules, of the state of Delaware.
21.2.
In the event that any provision of the Plan or any Award granted under the Plan is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of the terms of the Plan and/or Award shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.
21.3.
The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of the Plan, nor shall they affect its meaning, construction or effect.
21.4.
The terms of the Plan and any Award shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.
21.5.
All questions arising under the Plan or under any Award shall be decided by the Administrator in its total and absolute discretion. In the event the Participant believes that a decision by the Administrator with respect to such person was arbitrary or capricious, the Participant may request arbitration with respect to such decision. The review by the arbitrator shall be limited to determining whether the Administrator’s decision was arbitrary or capricious. This arbitration shall be the sole and exclusive review permitted of the Administrator’s decision, and the Awardee shall as a condition to the receipt of an Award be deemed to explicitly waive any right to judicial review.
21.6.
Notice of demand for arbitration shall be made in writing to the Administrator within thirty (30) days after the applicable decision by the Administrator. The arbitrator shall be appointed in accordance with the Commercial Rules of Dispute Resolution of the American Arbitration Association; provided, however, that the arbitration shall not be administered by the American Arbitration Association. The arbitration shall be administered and conducted by the arbitrator pursuant to the Commercial Rules of Dispute Resolution of the American Arbitration Association. The decision of the arbitrator on the issue(s) presented for arbitration shall be final and conclusive and may be enforced in any court of competent jurisdiction.
22.
Limitation on Liability.

The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant, an Employee, an Awardee or any other persons as to:

22.1.
The Non-issuance of Shares. The non-issuance or sale of Shares (including under Section 18 above) as to which the Company has been unable, or the Arbitration deems it infeasible, to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; and
22.2.
Tax Consequences. Any tax consequence realized by any Participant, Employee, Awardee or other person due to the receipt, vesting, exercise or settlement of any Option or other Award granted hereunder or due to the transfer of any Shares issued hereunder. The Participant is responsible for, and by accepting an Award under the Plan agrees to bear, all taxes of any nature that are legally imposed upon the Participant in connection with an Award, and the Company does not assume, and will not be liable to any party for, any cost or liability arising in connection with such tax liability legally imposed on the Participant. In particular, Awards issued under the Plan may be characterized by the Internal Revenue Service (the “IRS”) as “deferred compensation” under the Code resulting in additional taxes, including in some cases interest and penalties. In the event the IRS determines that an Award constitutes deferred compensation under the Code or challenges any good faith characterization made by the Company or any other party of the tax treatment applicable to an Award, the Participant will be responsible for the additional taxes, and interest and penalties, if any, that are determined to apply if such challenge succeeds, and the Company will not reimburse the Participant for the amount of any additional taxes, penalties or interest that result.
22.3.
Forfeiture. The requirement that Participant forfeit an Award, or the benefits received or to be received under an Award, pursuant to any Applicable Law.
23.
Indemnification.

In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Company or an Affiliate, members of the Board and any officers or employees of the Company or an Affiliate to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in any such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

24.
Unfunded Plan.

Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Awardees who are granted Stock Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation, nor shall the Company nor the Administrator be deemed to be a trustee of stock or cash to be awarded under the Plan. Any liability of the Company to any Participant with respect to an Award shall be based solely upon any contractual obligations which may be created by the Plan; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any obligation which may be created by this Plan.

APPENDIX B

HERON THERAPEUTICS, INC.

1997 EMPLOYEE STOCK PURCHASE PLAN

(as amended through June 11, 2026)

1. PURPOSE. This Heron Therapeutics, Inc. 1997 Employee Stock Purchase Plan is designed to encourage and assist employees of Heron Therapeutics, Inc. and participating subsidiaries to acquire an equity interest in the Company through the purchase of shares of Company common stock.

2. DEFINITIONS. As used herein, the following definitions shall apply:

(a) “Administrator” shall mean the entity, either the Board or the committee of the Board, responsible for administering this Plan, as provided in Section 3.

(b) “Board” shall mean the Board of Directors of the Company, as constituted from time to time.

(c) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor statute.

(d) “Company” shall mean Heron Therapeutics, Inc., a Delaware corporation, and Participating Subsidiaries.

(e) “Common Stock” shall mean the Common Stock, $.01 par value, of the Company.

(f) “Employee” shall mean any individual who is an employee of the Company or a Participating Subsidiary within the meaning of Section 3401(c) of the Code and the Treasury Regulations thereunder.

(g) “Enrollment Date” shall have the meaning set forth in Section 6.

(h) “Fair market value” means as of any given date: (i) the closing price of the Common Stock on the Nasdaq Stock Market as reported in the Wall Street Journal; or (ii) if the Common Stock is no longer quoted on the Nasdaq Stock Market, but is listed on an established stock exchange or quoted on any other established interdealer quotation system, the closing price for the Common Stock on such exchange or system, as reported in the Wall Street Journal; or (iii) in the absence of an established market for the Common Stock, the fair market value of the Common Stock as determined by the Administrator in good faith.

(i) “Lower Price Enrollment Date” shall have the meaning set forth in Section 6.

(j) “Option Period” shall have the meaning set forth in Section 7(b).

(k) “Participating Subsidiary” shall mean a Subsidiary which has been designated by the Administrator as covered by the Plan.

(l) “Plan” shall mean this Heron Therapeutics, Inc. 1997 Employee Stock Purchase Plan, as it may be amended from time to time.

(m) “Purchase Date” shall have the meaning set forth in Section 9(a).

(n) “Section” unless the context clearly indicates otherwise, shall refer to a Section of this Plan.

(o) “Subsidiary” shall mean a “subsidiary corporation” of the Company, whether now or hereafter existing, within the meaning of Section 424(f) of the Code, but only for so long as it is a “subsidiary corporation.”

(p) “Trading Day” means any day on which regular trading occurs on any established stock exchange or market system on which the Common Stock is traded.

3. ADMINISTRATION.

(a) Administrator. The Plan shall be administered by the Board or, upon delegation by the Board, by a committee of the Board (in either case, the “Administrator”). In connection with the administration of the Plan, the Administrator shall have the powers possessed by the Board. The Administrator may act only by a majority of its members. The Administrator may delegate administrative duties to such employees of the Company as it deems proper, so long as such delegation is not otherwise prohibited by Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or other applicable law. The Board at any time may terminate the authority delegated to any committee of the Board pursuant to this Section 3(a) and revest in the Board the administration of the Plan.

(b) Administrator Determinations Binding. The Administrator may adopt, alter and repeal administrative rules, guidelines and practices governing the Plan and the options granted under it as it shall deem advisable from time to time, may interpret the terms and provisions of the Plan and the Options granted under it, may correct any defect, omission or inconsistency in the Plan or in any Option; and may otherwise supervise the administration of the Plan and the Options granted under it. The Administrator may establish, under guidelines from the Board, limits on the number of shares which may be purchased by each participant on an annual or other periodic basis or on the number of shares which may be purchased on any Purchase Date. All decisions made by the Administrator under the Plan shall be binding on all persons, including the Company and all participants in the Plan. No member of the Administrator shall be liable for any action that he or she has in good faith taken or failed to take with respect to this Plan.

4. NUMBER OF SHARES.

(a) The Company has reserved for sale under the Plan ~~3,425,000~~ 13,425,000 shares of Common Stock. Shares sold under the Plan may be newly issued shares or shares reacquired in private transactions or open market purchases, but all shares sold under the Plan, regardless of source, shall be counted against the ~~3,425,000~~ 13,425,000 share limitation. If at any Purchase Date, the shares available under the Plan are less than the number all participants would otherwise be entitled to purchase on such date, purchases shall be reduced proportionately to eliminate the deficit. If, at any Purchase Date, the shares which may be purchased by a participant are restricted on account of a limit on the aggregate shares which may be purchased per employee, purchases under each option shall be reduced proportionately. Any funds that cannot be applied to the purchase of shares due to such reductions shall be refunded to participants as soon as administratively feasible.

(b) In the event of any reorganization, recapitalization, stock split, reverse stock split, stock dividend, combination of shares, merger, consolidation, offering of rights, or other similar change in the capital structure of the Company, the Board may make such adjustment, if any, as it deems appropriate in the number, kind, and purchase price of the shares available for purchase under the Plan and in the maximum number of shares subject to any option under the Plan.

5. ELIGIBILITY REQUIREMENTS.

(a) Each Employee of the Company, except those described in the next paragraph, shall become eligible to participate in the Plan in accordance with Section 6 on the first Enrollment Date on or following commencement of his or her employment by the Company or following such period of employment as is designated by the Administrator from time to time. Participation in the Plan is entirely voluntary.

(b) The following Employees are not eligible to participate in the Plan:

(i) Employees who would, immediately upon enrollment in the Plan, own directly or indirectly, or hold options or rights to acquire stock possessing, five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary of the Company; and

(ii) Employees who are customarily employed by the Company fewer than twenty (20) hours per week or fewer than five (5) months in any calendar year.

6. ENROLLMENT. Any eligible employee may enroll or re-enroll in the Plan each year as of the close of the first trading day of: (a) May and November of each such year; or (b) such other days as may be established by the Board from time to time (the “Enrollment Dates”); provided, that the first Enrollment Date shall be April 30, 1997. In order to enroll, an eligible employee must complete, sign, and submit to the Company an enrollment form. Any enrollment form received by the Company by the 20th day of the month preceding an Enrollment Date (or by the Enrollment Date in the case of employees hired after such 20th day or in the case of the first Enrollment Date), or such other date established by the Administrator from time to time, will be effective on that Enrollment Date. In addition, the Administrator may re-enroll existing participants in the Plan on any Enrollment Date (the “Lower Price Enrollment Date”) on which the fair market value of the Common Stock is lower than the fair market value on such participant’s existing Enrollment Date. A participant may elect not to re-enroll on a Lower Price Enrollment Date by filing a written statement with the Company declaring such election prior to the Lower Price Enrollment Date.

7. GRANT OF OPTION ENROLLMENT.

(a) Enrollment or re-enrollment by a participant in the Plan on an Enrollment Date will constitute the grant by the Company to the participant of an option to purchase shares of Common Stock from the Company under the Plan. Any participant whose option expires and who has not withdrawn from the Plan will automatically be re-enrolled in the Plan and granted a new option on the Enrollment Date immediately following the date on which the option expires.

(b) Except as provided in Section 10, each option granted under the Plan shall have the following terms:

(i) the option will have a term of not more than twenty-four (24) months or such shorter option period as may be established by the Board from time to time (the “Option Period”). Notwithstanding the foregoing, however, whether or not all shares have been purchased thereunder, the option will expire on the earlier to occur of: (A) the completion of the purchase of shares on the last Purchase Date occurring within twenty-four (24) months after the Enrollment Date for such option, or such shorter option period as may be established by the Board before an Enrollment Date for all options to be granted on such date; or (B) the date on which the employee’s participation in the Plan terminates for any reason;

(ii) payment for shares purchased under the option will be made only through payroll withholding in accordance with Section 8;

(iii) purchase of shares upon exercise of the option will be effected only on the Purchase Dates established in accordance with Section 9;

(iv) the option, if not altered, amended or revoked by the Company prior to the relevant Purchase Date, may be accepted only by (x) there having been withheld from the compensation of the employee in accordance with the terms of the Plan amounts sufficient to purchase the Common Stock intended to be purchased under the option, and (y) the employee being employed by the Company and not having withdrawn from the Plan on the relevant Purchase Date.

(v) the price per share under the option will be determined as provided in Section 9;

(vi) the maximum number of shares available for purchase under an option for each one percent (1%) of compensation designated by an employee in accordance with Section 8 will, unless otherwise established by the Board before an Enrollment Date for all options to be granted on such date, be determined by dividing $25,000 by the fair market value of a share of Common Stock on the Enrollment Date, dividing the result by the maximum number of percentage points that an employee may designate under Section 8 at the time such option is granted, and multiplying the result by the number of calendar years included in whole or in part in the period from grant to expiration of the option;

(vii) the option (taken together with all other options then outstanding under this and all other similar stock purchase plans of the Company and any subsidiary of the Company, collectively “Options”) will in no event give the participant the right to purchase shares at a rate per calendar year which accrues in excess of $25,000 of fair market value of such shares, less the fair market value of any shares accrued and already purchased during such year under Options which have expired or terminated, determined at the applicable Enrollment Dates; and

(viii) the option will in all respects be subject to the terms and conditions of the Plan, as interpreted by the Administrator from time to time.

8. PAYROLL AND TAX WITHHOLDING; USE BY COMPANY.

(a) Each participant shall elect to have amounts withheld from his or her compensation paid by the Company during the Option Period, at a rate equal to any whole percentage up to a maximum of ten percent (10%), or such lesser percentage as the Board may establish from time to time before an Enrollment Date. Compensation includes regular salary payments, annual and quarterly bonuses, hire-on bonuses, cash recognition awards, commissions, overtime pay, shift premiums, and elective contributions by the participant to qualified employee benefit plans, but excludes all other payments including, without limitation, long-term disability or workers compensation payments, car allowances, employee referral bonuses, relocation payments, expense reimbursements (including but not limited to travel, entertainment, and moving expenses), salary gross-up payments, and non-cash recognition awards. The participant shall designate a rate of withholding in his or her enrollment form and may elect to increase or decrease the rate of contribution effective as of any Enrollment Date, by delivery to the Company, not later than ten (10) days before such Enrollment Date, of a written notice indicating the revised withholding rate.

(b) Payroll withholdings shall be credited to an account maintained for purposes of the Plan on behalf of each participant, as soon as administratively feasible after the withholding occurs. The Company shall be entitled to use the withholdings for any corporate purpose, shall have no obligation to pay interest on withholdings to any participant, and shall not be obligated to segregate withholdings.

(c) Upon disposition of shares acquired by exercise of an option, the participant shall pay, or make provision adequate to the Company for payment of, all federal, state, and other tax (and similar) withholdings that the Company determines, in its discretion, are required due to the disposition, including any such withholding that the Company determines in its discretion is necessary to allow the Company to claim tax deductions or other benefits in connection with the disposition. A participant shall make such similar provisions for payment that the Company determines, in its discretion, are required due to the exercise of an option, including such provisions as are necessary to allow the Company to claim tax deductions or other benefits in connection with the exercise of the option.

9. PURCHASE OF SHARES.

(a) On the last Trading Day immediately preceding an Enrollment Date (other than the first Enrollment Date), or on such other days as may be established by the Board from time to time prior to an Enrollment Date for all options to be granted on such Enrollment Date (each a “Purchase Date”), the Company shall apply the funds then credited to each participant’s payroll withholdings account to the purchase of whole shares of Common Stock. The cost to the participant for the shares purchased under any option shall be not less than eighty-five percent (85%) of the lower of:

(i) the fair market value of the Common Stock on the Enrollment Date for such option; or

(ii) the fair market value of the Common Stock on the date such option is exercised.

(b) Any funds in an amount less than the cost of one share of Common Stock left in a participant’s payroll withholdings account on a Purchase Date shall be carried forward in such account for application on the next Purchase Date.

(c) Notwithstanding the terms of Section 9(a), no funds credited to any employee’s payroll withholdings account shall be used to purchase Common Stock on any date prior to the date that the Plan has been approved by the stockholders of the Company, as noted in Section 21. If such approval is not forthcoming within one year from the date that the Plan was approved by the Board of Directors, all amounts withheld shall be distributed to the participants as soon as administratively feasible.

10. WITHDRAWAL FROM THE PLAN. A participant may withdraw from the Plan in full (but not in part) at any time, effective after written notice thereof is received by the Company. Unless the Administrator elects to permit a withdrawing participant to invest funds credited to his or her withholding account on the Purchase Date immediately following notice of withdrawal, all funds credited to a participant’s payroll withholdings account shall be distributed to him or her without interest within sixty (60) days after notice of withdrawal is received by the Company. Any eligible employee who has withdrawn from the Plan may enroll in the Plan again on any subsequent Enrollment Date in accordance with the provisions of Section 6.

11. TERMINATION OF EMPLOYMENT. Participation in the Plan terminates immediately when a participant ceases to be employed by the Company for any reason whatsoever (including death or disability) or otherwise becomes ineligible to participate in the Plan. As soon as administratively feasible after termination, the Company shall pay to the participant or his or her beneficiary or legal representative, all amounts credited to the participant’s payroll withholdings account; provided, however, that if a participant ceases to be employed by the Company because of the commencement of employment with a Subsidiary of the Company that is not a Participating Subsidiary, funds then credited to such participant’s payroll withholdings account shall be applied to the purchase of whole shares of Common Stock at the next Purchase Date and any funds remaining after such purchase shall be paid to the participant.

12. DESIGNATION OF BENEFICIARY.

(a) Each participant may designate one or more beneficiaries in the event of death and may, in his or her sole discretion, change such designation at any time. Any such designation shall be effective upon receipt in written form by the Company and shall control over any disposition by will or otherwise.

(b) As soon as administratively feasible after the death of a participant, amounts credited to his or her account shall be paid in cash to the designated beneficiaries or, in the absence of a designation, to the executor, administrator, or other legal representative of the participant’s estate. Such payment shall relieve the Company of further liability with respect to the Plan on account of the deceased participant. If more than one beneficiary is designated, each beneficiary shall receive an equal portion of the account unless the participant has given express contrary written instructions.

13. ASSIGNMENT.

(a) The rights of a participant under the Plan shall not be assignable by such participant, by operation of law or otherwise. No participant may create a lien on any funds, securities, rights, or other property held by the Company for the account of the participant under the Plan, except to the extent that there has been a designation of beneficiaries in accordance with the Plan, and except to the extent permitted by the laws of descent and distribution if beneficiaries have not been designated.

(b) A participant’s right to purchase shares under the Plan shall be exercisable only during the participant’s lifetime and only by him or her, except that a participant may direct the Company in the enrollment form to issue share certificates to the participant and his or her spouse in community property, to the participant jointly with one or more other persons with right of survivorship, or to certain forms of trusts approved by the Administrator.

14. ADMINISTRATIVE ASSISTANCE. If the Administrator in its discretion so elects, it may retain a brokerage firm, bank, or other financial institution to assist in the purchase of shares, delivery of reports, or other administrative aspects of the Plan. If the Administrator so elects, each participant shall (unless prohibited by the laws of the nation of his or her employment or residence) be deemed upon enrollment in the Plan to have authorized the establishment of an account on his or her behalf at such institution. Shares purchased by a participant under the Plan shall be held in the account in the name in which the share certificate would otherwise be issued pursuant to Section 13(b).

15. COSTS. All costs and expenses incurred in administering the Plan shall be paid by the Company, except that any stamp duties or transfer taxes applicable to participation in the Plan may be charged to the account of such participant by the Company. Any brokerage fees for the purchase of shares by a participant shall be paid by the Company, but brokerage fees for the resale of shares by a participant shall be borne by the participant.

16. EQUAL RIGHTS AND PRIVILEGES. All eligible employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 of the Code and the related Treasury Regulations. Any provision of the Plan which is inconsistent with Section 423 of the Code shall without further act or amendment by the Company or the Board be reformed to comply with the requirements of Section 423. This Section 16 shall take precedence over all other provisions of the Plan.

17. APPLICABLE LAW. The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of California.

18. MODIFICATION AND TERMINATION.

(a) The Board may amend, alter, or terminate the Plan at any time, including amendments to outstanding options. No amendment shall require stockholder approval, except:

(i) for an increase in the number of shares reserved for purchase under the Plan;

(ii) to the extent required for the Plan to comply with Section 423 of the Code;

(iii) to the extent required by other applicable laws, regulations or rules; or

(iv) to the extent the Board otherwise concludes that stockholder approval is advisable.

(b) In the event the Plan is terminated, the Board may elect to terminate all outstanding options either immediately or upon completion of the purchase of shares on the next Purchase Date, or may elect to permit options to expire in accordance with their terms (and participation to continue through such expiration dates). If the options are terminated prior to expiration, all funds contributed to the Plan that have not been used to purchase shares shall be returned to the participants as soon as administratively feasible.

(c) In the event of the sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, or the dissolution or liquidation of the Company, each option outstanding under the Plan shall be assumed by any purchaser of all or substantially all of the assets of the Company or by a successor by merger to the Company (or the parent company of such purchaser or successor) in compliance with

Section 424 of the Code, unless otherwise provided by the Board in its sole discretion, in which event, a Purchase Date shall occur immediately before the effective date of such event.

19. RIGHTS AS AN EMPLOYEE. Nothing in the Plan shall be construed to give any person the right to remain in the employ of the Company or to affect the Company’s right to terminate the employment of any person at any time with or without cause.

20. RIGHTS AS A SHAREHOLDER; DELIVERY OF CERTIFICATES. Unless otherwise determined by the Board, certificates evidencing shares purchased on any Purchase Date shall be delivered to a participant only if he or she makes a written request to the Administrator. Participants shall be treated as the owners of their shares effective as of the Purchase Date.

21. BOARD AND SHAREHOLDER APPROVAL. The Plan was approved by the Board of Directors on March 5, 1997, and by the holders of a majority of the votes cast at a duly held shareholders’ meeting on June 18, 1997, at which a quorum of the voting power of the Company was represented in person or by proxy.

HERON THERAPEUTICS, INC. 25 FENTON MAIN STREET SUITE 300 CARY, NC 27511 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 10, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/HRTX2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 10, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V94090-P51173 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY HERON THERAPEUTICS, INC. The Board of Directors recommends you vote FOR the following proposals: 1. To elect seven director nominees named in the enclosed Proxy Statement to serve until the 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier death, resignation or removal. Nominees: 1a. Craig Collard 1b. Tom Cusack 1c. Sharmila Dissanaike, M.D., FACS, FCCM 1d. Craig Johnson 1e. Michael Kaseta 1f. Adam Morgan 1g. Christian Waage 2. To ratify the appointment of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2026. 3. To approve, on a nonbinding advisory basis, compensation paid to our Named Executive Officers during the fiscal year ended December 31, 2025. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. For Against Abstain 4. To approve the amendment and restatement of the Company's 2007 Amended and Restated Equity Incentive Plan (the "Restated 2007 Plan"), to, among other things, increase the number of shares of common stock authorized for issuance thereunder by an additional 16,560,000 shares. 5. To amend the Company's 1997 Employee Stock Purchase Plan, as amended (the "ESPP"), to increase the number of shares of common stock authorized for issuance thereunder by an additional 10,000,000 shares. 6. To ratify, on a nonbinding advisory basis, the adoption of the Tax Benefits Preservation Plan. 7. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. For Against Abstain Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. V94091-P51173 HERON THERAPEUTICS, INC. Annual Meeting of Stockholders June 11, 2026 9:00 AM Eastern Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Craig Collard and Ira Duarte, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of HERON THERAPEUTICS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM Eastern Time on June 11, 2026, via the internet at www.virtualshareholdermeeting.com/HRTX2026, and any adjournments or postponements thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side